UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AON PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AON PLC

(a public limited company having its registered office at 8 Devonshire Square, London EC2M 4PL, United Kingdom and incorporated in England and Wales with company number 7876075)

NOTICE OF 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Holders of Ordinary Shares of Aon plc:

The 2014 annual general meeting (the "Annual Meeting") of shareholders of Aon plc (the "Company") will be held on Tuesday, June 24, 2014, at 8:00 a.m (British Summer Time), at the offices of Freshfields Bruckhaus Deringer LLP, 65 Fleet Street, London EC4Y 1HS, United Kingdom. You will be asked to consider and vote on resolutions 1 to 21 below.

Proposal 1—Ordinary resolutions to elect directors of the Company:

    1.
    To re-elect Lester B. Knight as a director of the Company.

    2.
    To re-elect Gregory C. Case as a director of the Company.

    3.
    To re-elect Fulvio Conti as a director of the Company.

    4.
    To re-elect Cheryl A. Francis as a director of the Company.

    5.
    To re-elect Edgar D. Jannotta as a director of the Company.

    6.
    To re-elect James W. Leng as a director of the Company.

    7.
    To re-elect J. Michael Losh as a director of the Company.

    8.
    To re-elect Robert S. Morrison as a director of the Company.

    9.
    To re-elect Richard B. Myers as a director of the Company.

    10.
    To re-elect Richard C. Notebaert as a director of the Company.

    11.
    To re-elect Gloria Santona as a director of the Company.

    12.
    To re-elect Carolyn Y. Woo as a director of the Company.

Proposal 2—Ordinary resolution regarding the Company's annual report and accounts:

    13.
    To receive the Company's annual report and accounts for the year ended December 31, 2013, together with the reports of the directors and auditors thereon.

Proposal 3—Ordinary resolution regarding ratification of independent registered public accounting firm:

    14.
    To ratify the appointment of Ernst & Young LLP ("Ernst & Young US") as the Company's independent registered public accounting firm for the year ending December 31, 2014.

Proposal 4—Ordinary resolution to re-appoint Ernst & Young LLP as our statutory auditor:

    15.
    To re-appoint Ernst & Young LLP ("Ernst & Young UK") as the Company's U.K. statutory auditor under the Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company).

Proposal 5—Ordinary resolution regarding our U.K. statutory auditor's remuneration:

    16.
    To authorize the directors to determine the remuneration of Ernst & Young UK, as the Company's U.K. statutory auditor.

Proposal 6—Advisory resolution (to be proposed as an ordinary resolution) on executive compensation:

    17.
    To approve, on an advisory basis, the compensation of the Company's named executive officers as described in the Company's proxy statement dated April 29, 2014 under the section titled "Executive Compensation", including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in such proxy statement.

Proposal 7—Ordinary resolution on our directors' remuneration policy:

    18.
    To receive and approve the directors' remuneration policy contained within the Company's annual report and accounts for the year ended December 31, 2013.

Proposal 8—Advisory resolution (to be proposed as an ordinary resolution) on the directors' remuneration report:

    19.
    To approve, on an advisory basis, the directors' remuneration report (other than the directors' remuneration policy) contained within the Company's annual report and accounts for the year ended December 31, 2013.

Proposal 9—Ordinary resolution regarding additional shares under the Aon plc 2011 Incentive Compensation Plan:

    20.
    To approve an increase in the number of shares available for issuance under the Aon plc 2011 Incentive Compensation Plan.

Proposal 10—Ordinary resolution regarding form of share repurchase contracts and repurchase counterparties:

    21.
    To approve certain revised form contracts for use in effecting purchases of shares pursuant to the Company's share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions.

Proposal 11—Other business:

    22.
    To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS CONSIDERS THAT ALL THE RESOLUTIONS TO BE PUT TO THE MEETING ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AS A WHOLE. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH RESOLUTION.

In accordance with our articles of association (the "Articles"), all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. All resolutions will be proposed as ordinary resolutions, which under applicable law means that each resolution must be passed by a simple majority of the total voting rights of members who vote on such resolution, whether in person or by proxy. Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.

Only shareholders of record of Class A Ordinary Shares at the close of business in New York on April 25, 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of the shareholders entitled to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, in accordance with the Articles, both at the Annual Meeting and during normal business hours at our registered office and corporate offices for ten days prior to the Annual Meeting.

In accordance with provisions of the Companies Act 2006 (the "Act") and in accordance with our Articles, a shareholder of record is entitled to appoint another person as his or her proxy to exercise all or any of his or her rights to attend and to speak and vote at the Annual Meeting and to appoint more than one proxy in relation to the Annual Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares). Such proxy need not be a shareholder of record. When you vote by telephone, through the Internet or by returning a completed proxy card, this proxy will be given to the officers of the Company.

Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), we provide access to our proxy materials through the Internet. As a result, on or before May 5, 2014, a Notice of Internet Availability of Proxy Materials will be mailed to shareholders as of the close of business on April 25, 2014 who are not included on our share register or who have not previously requested paper copies of the proxy materials. On the date of mailing of the Notice of Internet Availability of Proxy Materials, all shareholders will be able to access the proxy materials on a website referred to and at the URL address included in the Notice of Internet Availability of Proxy Materials and in the proxy statement. These proxy materials will be available free of charge.

The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on the Company's website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

By Order of the Board of Directors,
Peter Lieb Company Secretary

The Company's registered office is at 8 Devonshire Square, London EC2M 4PL, United Kingdom.

April 29, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Tuesday, June 24, 2014. Our Proxy Statement for the Annual Meeting, the Annual Report to Shareholders for the fiscal year ended December 31, 2013 and the annual report and accounts for the year ended December 31, 2013 are available at http://www.envisionreports.com/AON if you are a shareholder of record, and at http://www.edocumentview.com/AON if you are a beneficial owner.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible by telephone, through the Internet or by requesting a paper proxy card to complete, sign and return by mail. Please see the paragraph titled "How do I vote?" in the accompanying proxy statement for details of the deadlines for when your vote(s) must be submitted.

Notice of 2014 Annual General Meeting of Shareholders
1	Proxy Statement—Annual General Meeting of Shareholders—Tuesday, June 24, 2014
1	Information About this Proxy Statement and the 2014 Annual General Meeting
2	Questions and Answers About the 2014 Annual General Meeting and Voting
7	Principal Holders of Voting Securities
8	Proposal 1—Resolutions Regarding the Election of Directors
15	Security Ownership of Directors and Executive Officers
16	Corporate Governance
21	Board of Directors and Committees
26	Report of the Audit Committee
28	Proposal 2—Resolution to Receive the Company's Annual Report and Accounts
28	Proposal 3—Resolution Regarding the Ratification of Appointment of Independent Registered Public Accounting Firm
28	Proposal 4—Resolution Re-Appointing Ernst & Young UK as the Company's U.K. Statutory Auditors Under the Companies Act 2006
29	Proposal 5—Resolution to Authorize the Board of Directors to Determine the Company's U.K. Statutory Auditor's Remuneration
30	Compensation Committee Report
31	Compensation Discussion and Analysis
45	Executive Compensation
77	Proposal 6—Advisory Resolution on Executive Compensation
78	Proposal 7—Resolution on Directors' Remuneration Policy
79	Proposal 8—Advisory Resolution on Directors' Remuneration Report
80	Proposal 9—Resolution on Approval of the Amended and Restated Aon plc 2011 Incentive Compensation Plan
88	Proposal 10—Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties
90	Equity Compensation Plan Information
92	Certain Relationships and Related Transactions
92	Shareholders' Requests under Section 527 of the Companies Act 2006
92	Section 16(a) Beneficial Ownership Reporting Compliance
93	Shareholder Proposals for 2015 Annual General Meeting
93	Incorporation by Reference
93	Other Matters

Aon plc
8 Devonshire Square
London EC2M 4PL
United Kingdom

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS—TUESDAY, JUNE 24, 2014

INFORMATION ABOUT THIS PROXY STATEMENT AND THE 2014 ANNUAL GENERAL MEETING

The Board of Directors of Aon plc ("Aon" or the "Company") is soliciting your proxy to vote at the 2014 annual general meeting of shareholders (the "Annual Meeting") to be held at the offices of Freshfields Bruckhaus Deringer LLP, 65 Fleet Street, London EC4Y 1HS, United Kingdom, at 8:00 a.m. (British Summer Time), on Tuesday, June 24, 2014, and at any adjournment or postponement thereof.

On or about May 5, 2014, we began mailing to our shareholders of record this proxy statement, the accompanying proxy card, our Annual Report to Shareholders and our U.K. annual report and accounts. As permitted by the rules of the Securities and Exchange Commission (the "SEC"), we are also making our proxy materials, including the Notice of 2014 Annual General Meeting, this proxy statement and the accompanying proxy card, our Annual Report to Shareholders and our U.K. annual report and accounts (collectively, the "proxy materials") available to all shareholders electronically via the Internet. Beneficial owners may have received a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") containing instructions on how to access our proxy materials and vote online. If you received a Notice of Internet Availability, you will not receive a printed copy of the proxy materials unless you have previously made a permanent election to receive these materials in hard copy. Instead, the Notice of Internet Availability instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

On April 2, 2012, we completed the reorganization of the corporate structure of the group of companies controlled by our predecessor as holding company of the Aon group, Aon Corporation, pursuant to which Aon Corporation merged with one of its indirect, wholly owned subsidiaries and Aon plc became the publicly-held parent company of the Aon group. We refer to this transaction as the redomestication. References in this proxy statement to the actions of "the Company", "us", "we" or "Aon" (or its board of directors, committees of its board of directors, or any of its directors and/or officers) or any similar references relating to periods before the date of completion of the redomestication should be construed as references to the actions of Aon Corporation (or, where appropriate, its board of directors, committees of its board of directors or its directors and/or officers), being the previous parent company of the Aon group.

Aon's Annual Report to Shareholders, which contains Aon's Annual Report on Form 10-K, including consolidated financial statements for the year ended December 31, 2013 but excluding exhibits, and Aon's U.K. annual report and accounts accompany this proxy statement. Requests for copies of exhibits to Aon's Annual Report on Form 10-K should be submitted to the Office of the Company Secretary, Aon plc, 8 Devonshire Square, London EC2M 4PL, United Kingdom. Exhibits will be furnished upon payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits). Aon's Annual Report on Form 10-K, including exhibits, and Aon's U.K. annual accounts and directors' remuneration reports are also available free of charge through our website (http://www.aon.com).

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL GENERAL MEETING AND VOTING

Why did I receive these proxy materials?

We have made these proxy materials available to you on the Internet or have delivered printed versions of these materials to you by mail to comply with our obligations under the U.K. Companies Act 2006 (the "Act") in connection with the solicitation of proxies for use at the Annual Meeting, and at any adjournment or postponement thereof.

The Notice of Internet Availability and proxy materials were first mailed to shareholders on or about May 5, 2014 to shareholders as of April 25, 2014, which we refer to as the "record date."

What matters will be presented for consideration at the Annual Meeting?

Action will be taken at the Annual Meeting with respect to the following proposals:

  1.    The re-election, by way of separate ordinary resolutions, of the twelve nominees named in this proxy statement to serve as directors of the Company until our 2015 annual general meeting of shareholders.

  2.    The receipt of our annual report and accounts, together with the reports of the directors and the U.K. statutory auditor, Ernst & Young UK, for the financial year ended December 31, 2013 (the "Annual Report").

  3.    The ratification of the appointment of Ernst & Young US as our independent registered public accounting firm for the year ending December 31, 2014.

  4.    The re-appointment of Ernst & Young UK as our U.K. statutory auditor under the Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company).

  5.    The authorization of the directors to determine the remuneration of Ernst & Young UK as the Company's U.K. statutory auditor.

  6.    An advisory resolution (proposed as an ordinary resolution) on executive compensation.

  7.    The receipt and approval of the directors' remuneration policy contained within the Company's annual report and accounts for the year ended December 31, 2013.

  8.    An advisory resolution (proposed as an ordinary resolution) on the directors' remuneration report contained within the Company's annual report and accounts for the year ended December 31, 2013.

  9.    The approval of the amendment and restatement of the Aon plc 2011 Incentive Compensation Plan.

  10.    The approval of the form of certain share repurchase contracts to be used in the Company's share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions.

  11.    Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Proposals 7 and 10 are new proposals which have not previously been put to an Annual Meeting of the Company's shareholders. Proposal 7 is now required due to changes in U.K. regulation. Proposal 10 is required from time to time to enable the Company to continue its share repurchase program.

Will any other matters be decided at the Annual Meeting?

At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in this proxy statement. If any other matters are, in accordance with applicable law or the Company's articles of association (the "Articles"), properly presented for consideration at the Annual Meeting, such matters will, subject to the Articles and applicable law, be considered at the Annual Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

Who is entitled to vote at the Annual Meeting?

Holders of our Class A Ordinary Shares, nominal (i.e., par) value $0.01 per share (the "Ordinary Shares"), as of the close of business in New York on April 25, 2014, are entitled to vote at the Annual Meeting. As of that date, being the last practicable date prior to the publication of this Proxy Statement, there were                        Ordinary

Shares outstanding and entitled to vote and 125,000 Class B Ordinary Shares nominal value £0.40 outstanding, none of which are entitled to vote. Unless disenfranchised under applicable law and/or the Articles, each Class A Ordinary Share is entitled to one vote on each matter properly brought before the Annual Meeting. Therefore, the total voting rights in the Company as at April 25, 2014 are                        Class A Ordinary Shares.

What is the difference between holding Ordinary Shares as a shareholder of record and as a beneficial owner?

If you are registered on the register of members of the Company in respect of Ordinary Shares, you are considered, with respect to those Ordinary Shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company.

If your Ordinary Shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials or the Notice of Internet Availability are being made available or forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card or Notice of Internet Availability.

How do I vote?

If you are a shareholder of record, you may appoint a proxy to vote on your behalf using any of the following methods:

•
By telephone using the toll-free telephone number shown on the proxy card or the Notice of Internet Availability;

•
Through the Internet as instructed on the proxy card or the Notice of Internet Availability;

•
If you received proxy materials by mail or if you request a paper proxy card by telephone or through the Internet, you may elect to vote by mail by completing and signing the proxy card and returning it in the prepaid envelope provided; or

•
By written ballot at the Annual Meeting.

Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone or through the Internet, such instructions must be received by 5:00 p.m., London time/12:00 noon, New York time, on Monday, June 23, 2014, the day before the Annual Meeting. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted as follows:

•
FOR the re-election of all nominees for director named in this proxy statement (in each case to be approved by way of a separate ordinary resolution);

•
FOR the receipt of the annual report and accounts, including the auditor's report contained therein by way of ordinary resolution;

•
FOR the ratification of the appointment of Ernst & Young US as our independent registered public accounting firm for the year 2014 by way of ordinary resolution;

•
FOR the re-appointment of Ernst & Young UK as our statutory auditor by way of ordinary resolution;

•
FOR authorizing the board to determine remuneration of Ernst & Young UK by way of ordinary resolution;

•
FOR advisory approval of the compensation of our named executive officers by way of ordinary resolution;

•
FOR receipt and approval of the directors' remuneration policy by way of ordinary resolution;

•
FOR approval of the directors' remuneration report by way of ordinary resolution;

•
FOR the approval of the amended and restated Aon plc 2011 Incentive Compensation Plan by way of ordinary resolution;

•
FOR the approval of the form of share repurchase contracts and the counterparties through which the Company may conduct repurchases by way of ordinary resolution; and

•
otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.

If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee. If you hold shares through the Aon Savings Plan, the Company Share Save Plan or the dividend reinvestment plan, the plan trustees will vote according to the instructions received from you provided that your instructions are received by 5:00 p.m., New York time, on Thursday, June 19, 2014.

We will distribute written ballots to anyone who wants to vote in person at the Annual Meeting. If you are a beneficial owner, you should obtain a legal proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting (see the section titled "Who can attend the Annual Meeting?" below).

What should I do if I receive more than one Notice of Internet Availability of proxy materials or proxy card?

If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner through a broker, bank or other nominee, or if you own Ordinary Shares through more than one broker, bank or other nominee, you may receive multiple Notices of Internet Availability or multiple proxy cards. It is necessary for you to fill in, sign and return all of the proxy cards included in the proxy materials that you receive or for you to follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability that you receive in order to vote all of the shares you own.

How is a quorum determined?

The presence of the holders of shares in the Company who together represent at least the majority of the voting rights of all of the shareholders entitled to vote, present in person or by proxy, at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

What is a broker non-vote?

If you own your Ordinary Shares through a broker, bank or other nominee, and do not provide the organization that holds your Ordinary Shares with specific voting instructions, pursuant to the rules of the New York Stock Exchange, the bank, broker or other nominee is generally permitted to vote your Ordinary Shares at its discretion on certain routine matters. With respect to certain non-routine matters, the broker, bank or other nominee is not permitted to vote your Ordinary Shares for you. If the broker, bank or other nominee that holds your Ordinary Shares does not receive voting instructions from you on how to vote your Ordinary Shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on this matter with respect to your Ordinary Shares. A broker non-vote occurs when a broker, bank or other nominee holding Ordinary Shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.

What proposals are considered "routine" or "non-routine"?

Proposals 2, 3, 4 and 5 (the receipt of Aon's annual report and accounts, ratification of the appointment of Ernst & Young US as Aon's independent registered public accounting firm for 2014, appointment of Ernst & Young UK as our statutory auditor and authorizing our Board of Directors to determine auditor remuneration) are each considered a routine matter under the rules of the New York Stock Exchange (the "NYSE"). A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 2, 3, 4 or 5.

Proposals 1, 6, 7, 8, 9 and 10 (the re-election of directors by way of separate ordinary resolutions, the advisory vote on executive compensation, the vote on the directors' remuneration policy, the advisory vote on the directors' remuneration report, the approval of the amended and restated Aon plc 2011 Incentive Compensation Plan and the approval of the form of share repurchase contracts and repurchase counterparties) are matters considered non-routine under the rules of the NYSE. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 6, 7, 8, 9 and 10.

What are the voting requirements to elect directors and approve each of the other resolutions?

The re-election of each of the twelve nominees for director will be decided by ordinary resolution, which means that the nominee will be re-elected if a majority of the votes are cast in favor of the nominee's election. Abstentions and broker non-votes will not be counted as a vote either for or against a nominee for director. If the number of votes cast against an incumbent nominee exceeds the number of votes cast for the nominee, the Governance Guidelines adopted by our Board (the "Governance Guidelines") provide that the nominee must immediately offer to tender his or her resignation, and the Board, through a process managed by the Governance/Nominating Committee, will determine whether to accept or reject the resignation, or take other action.

All other resolutions will also be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a majority of the votes cast are cast in favor of the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds the number of votes cast for the resolution, the resolution will not be passed. With respect to Proposal 2 (regarding the receipt of the Company's annual report and accounts) and the non-binding advisory resolutions in Proposal 6 (regarding the compensation of our named executive officers) and Proposal 8 (regarding the directors' remuneration report), the results of the vote will not legally require the Board of Directors or any committee thereof to take any action (or refrain from taking any action). Nevertheless, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes and other communications and the Board of Directors will carefully consider the outcome of the advisory votes.

Can I change my vote?

If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•
Entering a later-dated vote by telephone or through the Internet;

•
Delivering a valid, later-dated proxy card;

•
Sending written notice to the Office of the Company Secretary of Aon; or

•
Voting by ballot in person at the Annual Meeting.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above under "How do I vote?"

All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolution proposed at the Annual Meeting. Attending the Annual Meeting without taking further action will not automatically revoke your prior telephone or Internet vote or your proxy.

Will the Annual Meeting be webcast?

You may listen to (but not participate in) the Annual Meeting on the World Wide Web by logging on to our website at www.aon.com and following the on-screen instructions. We have included our website address in this proxy statement for reference purposes only. The information contained on our website is not incorporated by reference into this proxy statement.

Who can attend the Annual Meeting?

Shareholders as of the close of business in New York on April 25, 2014, which is the record date for voting, may attend the Annual Meeting. If you are a shareholder of record, you will need to present the proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in "street name," you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on April 25, 2014, along with a form of personal photo identification. Alternatively, you may contact the broker, bank or other nominee in whose name your Ordinary Shares are registered and obtain a legal proxy to bring to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Who will pay the costs of this proxy solicitation?

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers or employees of Aon and our subsidiaries telephonically, electronically or by other means of communication and by Georgeson Shareholder Communications Inc., whom we have hired to assist in the solicitation and distribution of proxies. Directors, officers and employees of Aon and our subsidiaries will receive no additional compensation for such solicitation. Georgeson will receive a fee of $15,000 for its services. Directors, officers and employees of Aon and our subsidiaries will receive no additional compensation for such solicitation. We will also reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

Who will count the vote?

Representatives of our transfer agent, Computershare Trust Company, N.A., will count the vote and serve as inspectors of election.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which Aon is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Act will be made available on the Company's website (www.aon.com) as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

Where can I obtain directions to the Annual Meeting?

For directions to the Annual Meeting, please contact Aon at +1 (312) 381-1000 (in the United States) or +44 20 7623 5500 (in the United Kingdom).

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of April 3, 2014, the beneficial owners of 5% or more of our Ordinary Shares entitled to vote at the Annual Meeting and known to us were:

Name and Address of Beneficial Owner	Number of Class A Ordinary Shares		Percent of Class(1)

Eagle Capital Management LLC 499 Park Avenue, 17th Floor, New York, NY 10022	16,004,271	(1)	5.4%
BlackRock, Inc. 40 East 52nd Street, New York, NY 10022	15,710,660	(2)	5.3%
State Street Corporation State Street Financial Center, One Lincoln Street, Boston, MA 02111	15,353,377	(3)	5.2%

(1)
As of April 3, 2014, we had 296,494,849 Ordinary Shares outstanding.

(2)
Based upon information contained in a Schedule 13G filed with the SEC on February 14, 2014 pursuant to Rule 13d-1(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Eagle Capital Management LLC is a registered investment adviser and has: (a) sole voting power as to 13,325,129 Ordinary Shares; (b) shared voting power as to no Ordinary Shares; (c) sole dispositive power as to 16,004,271 Ordinary Shares; and (d) shared dispositive power as to no Ordinary Shares.

(3)
Based upon the information contained in Amendment No. 1 to a Schedule 13G filed with the SEC on February 11, 2014 pursuant to Rule 13d-1(b) of the Exchange Act. BlackRock, Inc. is a parent holding company and has: (a) sole voting power as to 13,041,780 Ordinary Shares; (b) shared voting power as to no Ordinary Shares; (c) sole dispositive power as to 15,710,660 Ordinary Shares; (d) shared dispositive power as to no Ordinary Shares.

(4)
Based upon information contained in a Schedule 13G filed February 3, 2014 pursuant to Rule 13d-1(b) of the Exchange Act. State Street Corporation is a parent holding company and has: (a) sole voting power as to no Ordinary Shares; (b) shared voting power as to 15,353,377 Ordinary Shares; (c) sole dispositive power as to no Ordinary Shares; (d) shared dispositive power as to 15,353,377 Ordinary Shares.

PROPOSAL 1—RESOLUTIONS REGARDING THE ELECTION OF DIRECTORS

Twelve directors are to be re-elected at the Annual Meeting. All of the twelve current members of our Board of Directors (the "Board") are standing for re-election. With respect to Mr. Case, his employment agreement provides that he will be nominated for election as a director at each annual meeting of shareholders during the period of his employment. The term of each director expires at the next annual general meeting of shareholders, and each director will continue in office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. The Board consists of a number of directors as is adopted from time to time by resolution adopted by the Board as provided in our Articles. Consistent with the terms of the Articles, the Board currently is authorized to have up to twenty-one members and the number of directors was most recently set at twelve. Proxies cannot be voted for a greater number of directors than the twelve nominees as identified in this Proxy Statement.

All nominees are currently directors of the Company. All nominees for director have consented to be named and have agreed to serve as directors, if re-elected. The Governance/Nominating Committee recommended to the full Board that each director be nominated to serve for an additional term.

Each of the twelve directors will be elected by the vote of a majority of the votes cast with respect to such director, which means that the number of votes cast for a nominee for director must exceed the number of votes cast against that nominee for director. A shareholder may: (i) vote for the election of a nominee for director; (ii) vote against the election of a nominee for director; or (iii) abstain from voting for a nominee for director.

Unless a proxy contains instructions to the contrary, it is intended that the proxies will be voted FOR the re-election of each of the twelve nominees for director named on the following pages, to hold office until the 2015 annual general meeting or until their respective successors are duly elected and qualified. We have no reason to believe that any of the nominees will not be available to serve as a director. However, if any nominee should become unavailable to serve for any reason, the proxies will be voted for such substitute nominees as may be designated by the Board.

Aon values a number of attributes and criteria when identifying candidates to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities and diversity. In addition to the specific experience and qualifications set forth below, we believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities and are able to work collaboratively to make contributions to the Board and management.

Set forth on the following pages is biographical and other background information concerning each nominee for re-election as a director. This information includes each nominee's principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that led to the Board's conclusion that each nominee should serve as a director. In addition, set forth below is the period during which each nominee has served as a director of Aon, including service as a director of Aon plc's predecessor, Aon Corporation. The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement. Ages shown for all directors are as of April 29, 2014.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF ALL NOMINEES.

Lester B. Knight

Director since 1999
Age: 55

Mr. Knight is a Founding Partner of RoundTable Healthcare Partners and the former Vice Chairman and director of Cardinal Health, Inc., a diversified healthcare service company. Mr. Knight was Chairman of the Board and Chief Executive Officer of Allegiance Corporation from 1996 until February 1999, and had been with Baxter International, Inc. from 1981 until 1996 where he served as Corporate Vice President from 1990, Executive Vice President from 1992, and as a director from 1995. Mr. Knight became Chairman of the Board of Directors of Aon in August 2008. He is a director of NorthShore University HealthSystem and Junior Achievement of Chicago, a Trustee of Northwestern University and a member of the Civic Committee of The Commercial Club of Chicago. Mr. Knight serves as Chairman of the Executive Committee and Chairman of the Governance/Nominating Committee of our Board.

Gregory C. Case

Director since 2005
Age: 51

Mr. Case was elected President, Chief Executive Officer and director of Aon on April 4, 2005. Prior to joining Aon, Mr. Case was with McKinsey & Company, the international management consulting firm, for 17 years, most recently serving as head of the Financial Services Practice. He previously was responsible for McKinsey's Global Insurance Practice, and was a member of McKinsey's governing Shareholders' Committee. Prior to joining McKinsey, Mr. Case was with the investment banking firm of Piper, Jaffray and Hopwood and the Federal Reserve Bank of Kansas City. Mr. Case is a director of Discover Financial Services. He serves as a member of the Executive Committee of our Board.

Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Knight should continue to serve as a director of Aon due to his experience as the founder of a private equity firm focused on investing in the healthcare industry, his executive background at several leading healthcare companies and his financial and investment experience. Mr. Knight's career in positions of executive and management leadership provides the Board and the Company with management expertise and experience in oversight.

Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Case should continue to serve as a director of Aon due to his role as President and Chief Executive Officer of Aon, including his day-to-day leadership and intimate knowledge of Aon's business and operations, and his background as a management consultant, including in the Global Insurance and Financial Services areas.

Fulvio Conti

Director since 2008
Age: 66

Mr. Conti currently serves as Chief Executive Officer and General Manager of Enel SpA, Italy's largest power company, a position he has held since May 2005. From 1999 until his appointment as CEO and General Manager, he served as Chief Financial Officer of Enel. Mr. Conti has a financial career spanning over 40 years, and has held the role of Chief Financial Officer for various private and government-owned entities in Italy and other countries. In April 2006, Mr. Conti was appointed as a non-executive director of Barclays PLC/Barclays Bank PLC. Mr. Conti is a director of the National Academy of Santa Cecilia. In May 2009, he was appointed "Cavaliere del Lavoro" of the Italian Republic and in December of that year he became "Officier de la Légion d'Honneur" of the French Republic. In October 2011, Mr. Conti was appointed as a director of the Italian Institute of Technology. In March 2012, Mr. Conti was appointed as a director of RCS Mediagroup and in April 2012 he was appointed Vice President of Confindustria. He serves as the Chairman of the Finance Committee and as a member of the Executive Committee and Governance/Nominating Committee of our Board.

Cheryl A. Francis

Director since 2010
Age: 60

Ms. Francis served as Executive Vice President and Chief Financial Officer of R.R. Donnelley & Sons Co., a publicly-traded print media company, from 1995 until 2000. Since 2000, Ms. Francis has served as a business consultant and, since August 2008, as Co-Chairman of the Corporate Leadership Center. From 2002 until August 2008, she served as Vice Chairman of the Corporate Leadership Center. Prior to her role at R.R. Donnelley, Ms. Francis served on the management team of FMC Corporation and its subsidiary, FMC Gold, including serving as Chief Financial Officer of FMC Gold from 1987 through 1991, and Treasurer of FMC Corporation from 1993 through 1995. She was also an adjunct professor for the University of Chicago Graduate School of Business from 1991 through 1993. Ms. Francis currently serves as a director of HNI Corporation and Morningstar, Inc., and previously served as a director of Hewitt from 2002 until our acquisition of Hewitt on October 1, 2010. She serves as a member of the Finance Committee and Organization and Compensation Committee of our Board.

Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Conti should continue to serve as a director of Aon due to his background as the Chief Executive Officer and previously, Chief Financial Officer, of a large international energy company, his familiarity with international business and finance activities, particularly in the European Union, and his global financial and management experience. Mr. Conti's background as a chief financial officer of a multinational utility provides a knowledgeable resource on matters relating to financial reporting and treasury.

Specific experience, qualifications, attributes, and skills

The Board concluded that Ms. Francis should continue to serve as a director of Aon due to her background as the former Chief Financial Officer of a large publicly-traded company, which provides the Board with an increased level of financial literacy. In addition, her role as a Board member of other public companies provides valuable perspective on matters of risk oversight and executive management. Finally, her knowledge of the business conducted by Hewitt is particularly useful in matters affecting Aon Hewitt.

Edgar D. Jannotta

Director since 1995
Age: 83

Mr. Jannotta is Chairman Emeritus of William Blair & Company, L.L.C., an international investment banking firm. Mr. Jannotta joined William Blair & Company in May 1959 as an Associate, became a Partner in January 1965, Assistant Managing Partner in June 1973, Managing Partner in September 1977, Senior Partner in January 1995, and Senior Director in January 1996. He is a Life Trustee of the University of Chicago and Chairman Emeritus of the Board of the Lyric Opera of Chicago. Mr. Jannotta is a director of Laboratorios Grifols, S.A., and was a director of Bandag, Incorporated, Exelon Corporation, Commonwealth Edison Company and Molex Incorporated during the last five years. He serves as a member of the Finance Committee and the Organization and Compensation Committee of our Board.

James W. Leng

Director since 2014
Age: 68

Mr. Leng served as Chairman from 2012 to 2013, and as a director from 2010 to 2013, of HSBC Bank plc. From 2003 to 2008 he was Chairman of Corus Group plc, a global steel company sold to Tata Steel of India where he was also Deputy Chairman until July 2009. From 1995 to 2001, Mr. Leng served as Chief Executive of Laporte plc, a London-listed international specialty chemicals business. From 1984 to 1995, Mr. Leng served in a variety of roles with Low & Bonar plc, a packaging and performance materials company, most recently serving as Group Chief Executive from 1992 to 1995. Mr. Leng currently serves as Senior Independent Director of Genel Energy plc, an oil exploration and production company; as a director of Alstom SA, a power generation and transmission and rail infrastructure company; and as European Chairman of AEA Investors LP, a private equity firm. Mr. Leng has previously served as a non-executive director of a number of public and private companies, including TNK-BP (oil & gas), Pilkington plc (glass), Hanson plc (aggregates & building products), IMI plc (engineering) and JO Hambro Investment Management Ltd, and he has served as Lead Non-Executive Director at the United Kingdom Ministry of Justice. Mr. Leng also serves as Trustee of the Guyll-Leng Charitable Trust.

Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Jannotta should continue to serve as a director of Aon due to his global financial experience, including his continuing role as Chairman Emeritus of an international investment banking firm, which enables him to provide Aon with perspective on current global economic and financial trends. Further, his role as a board member of a variety of companies provides valuable perspective on matters of risk oversight and executive management.

Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Leng should continue to serve as a director of Aon due to his experience as a senior executive officer and as a director of companies in a variety of industries throughout the world, which provides the Board with significant expertise in developing its global business. In addition, his experience as chairman and director of several multinational companies provides the Board with corporate governance, global management, financial and risk oversight expertise.

J. Michael Losh

Director since 2003
Age: 67

From July 2004 to May 2005, Mr. Losh served as Interim Chief Financial Officer of Cardinal Health, Inc., a diversified healthcare service company. From 2000 until 2002, Mr. Losh served as non-executive Chairman of Metaldyne Corporation, a leading global designer and supplier of metal based components, assemblies and modules for transportation related powertrain and chassis applications. From 1994 until 2000, Mr. Losh served as Chief Financial Officer and Executive Vice President of General Motors Corporation. Mr. Losh spent 36 years in various capacities with General Motors, where he served as Chairman of GMAC, its financial services group, Group Vice President of North American Sales, Service and Marketing, and Vice President and General Manager of both its Oldsmobile Division and Pontiac Division. Mr. Losh currently serves as a director of Prologis, Inc., CareFusion Corporation, H.B. Fuller Corporation, Masco Corp. and TRW Automotive Corp. He previously served as a director of Cardinal Health, Inc. Mr. Losh serves as Chairman of the Audit Committee and as a member of the Executive Committee, Finance Committee and the Governance/Nominating Committee of our Board.

Robert S. Morrison

Director since 2000
Age: 72

Mr. Morrison retired as Vice Chairman of PepsiCo, Inc. in February 2003 after serving in that role since August 2001. From 1997 until the 2001 merger with PepsiCo, he led The Quaker Oats Company as Chairman, President and Chief Executive Officer. PepsiCo and Quaker Oats are companies engaged in the processing of packaged foods and beverages. Previously, he served as Chairman and Chief Executive Officer of Kraft Foods, Inc., a division of Philip Morris Companies Inc., from 1994 until 1997. Mr. Morrison also served as Interim Chairman and Chief Executive Officer of 3M from June to December 2005. He serves as a director of 3M and Illinois Tool Works Inc., where he is the non-executive Chairman of the Board of Directors, and also was a director of Tribune Company during the last five years. He serves as a member of the Audit Committee and Organization and Compensation Committee of our Board.

Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Losh should continue to serve as a director of Aon due to his background as the former Chief Financial Officer of a large international automobile manufacturing company, which provides the Board with an increased level of financial literacy. In addition, his role as a board member of a variety of companies provides valuable perspective on matters of risk oversight and executive management. Mr. Losh's experience has also led the Board to determine that Mr. Losh is an "audit committee financial expert" as defined by the SEC.

Specific experience, qualifications, attributes, and skills

The Board concluded that Mr. Morrison should continue to serve as a director of Aon due to his role as the former Chairman, President and Chief Executive Officer of a large international food and beverage company and his additional executive background at large consumer product companies, which provide the Board with global management, financial and risk oversight experience. This experience has also led the Board to determine that Mr. Morrison is an "audit committee financial expert" as defined by the SEC.

Richard B. Myers

Director since 2006
Age: 72

General Myers served as the fifteenth Chairman of the Joint Chiefs of Staff from October 1, 2001 until his retirement on September 30, 2005. In this capacity, he was the highest ranking officer in the United States military, and served as the principal military advisor to the President, the Secretary of Defense and the National Security Council. Prior to becoming Chairman, General Myers served as Vice Chairman of the Joint Chiefs of Staff from March 2000 to September 2001. From August 1998 to February 2000, General Myers was Commander in Chief, North American Aerospace Defense Command and U.S. Space Command; Commander, Air Force Space Command; and Department of Defense manager, space transportation system contingency support at Peterson Air Force Base, Colorado. Prior to assuming that position, he was Commander, Pacific Air Forces, Hickam Air Force Base, Hawaii, from July 1997 to July 1998. General Myers is a director of Deere & Company, Northrop Grumman Corporation and United Technologies Corporation. General Myers also serves as the Colin L. Powell Chair of National Security, Leadership, Character and Ethics at the National Defense University, the Chairman of the Board of Directors of the USO World Board of Governors and the Foundation Professor of Military History and Leadership at Kansas State University. He serves as a member of the Audit Committee, the Compliance Committee and the Organization and Compensation Committee of our Board.

Richard C. Notebaert

Director since 1998
Age: 66

From June 2002 until August 2007, Mr. Notebaert served as Chairman and Chief Executive Officer of Qwest Communications International Inc., a leading provider of broadband Internet based data, voice and image communications. He previously served as President and Chief Executive Officer of Tellabs, Inc., which designs and markets equipment to providers of telecommunications services worldwide, from August 2000 to June 2002 and as a director of Tellabs from April 2000 to June 2002. He served as Chairman of the Board and Chief Executive Officer of Ameritech Corporation, a full-service communications company, from April 1994 until December 1999. Mr. Notebaert first joined Ameritech Communications in 1983 and served in significant positions within the Ameritech organization before his election as Vice Chairman of Ameritech in January 1993, President and Chief Operating Officer in June 1993 and President and Chief Executive Officer in January 1994. Mr. Notebaert is a director of Cardinal Health, Inc. and American Electric Power and serves as Chairman of the Board of Trustees of the University of Notre Dame. He serves as Chairman of the Organization and Compensation Committee and as a member of the Executive Committee and the Governance/Nominating Committee of our Board.

Specific experience, qualifications, attributes, and skills

The Board concluded that General Myers should continue to serve as a director of Aon due to his background as the former Chairman of the Joint Chiefs of Staff, his strong leadership qualities and consensus building skills and his related management experience. In addition, General Myers' extensive experience and knowledge of global affairs provides the Board with an invaluable resource regarding conducting business in diverse geo-political environments.

Specific experience, qualifications, attributes, and skill

The Board concluded that Mr. Notebaert should continue to serve as a director of Aon due to his background as the former Chairman and Chief Executive Officer of several large international communications companies, which provides the Board with substantial global management, financial and risk oversight experience. In addition, Mr. Notebaert's experience as a director of a variety of companies provides valuable perspective on matters of risk oversight and executive management.

Gloria Santona

Director since 2004
Age: 63

Ms. Santona is Executive Vice President, General Counsel and Secretary of McDonald's Corporation. She is also a member of the senior management team of McDonald's. Since joining McDonald's in 1977, Ms. Santona has held positions of increasing responsibility in the legal department, serving as U.S. General Counsel from December 1999 to June 2001 and corporate General Counsel since June 2001. She is a member of the American and Chicago Bar Associations. She is a former member of the Board of Directors of the American Society of Corporate Secretaries, the American Corporate Counsel Association and the Minority Corporate Counsel Association. She is also a member of the Board of Trustees of Rush University Medical Center, a Trustee of Lewis University, and a former member of the Board of Trustees of the Chicago Zoological Society and the Chicago Symphony Orchestra. She serves as Chair of the Compliance Committee and as a member of the Audit Committee and Governance/Nominating Committee of our Board.

Dr. Carolyn Y. Woo

Director since 1998
Age: 60

Dr. Woo is the President and Chief Executive Officer of Catholic Relief Services. From July 1997 to December 2011, Dr. Woo served as the dean of the Mendoza College of Business at the University of Notre Dame. Dr. Woo currently serves as a director of NiSource Industries, Inc. and was a director of Circuit City Stores, Inc. during the last five years. She serves as a member of the Audit Committee, Compliance Committee and the Organization and Compensation Committee of our Board.

Specific experience, qualifications, attributes, and skills

The Board concluded that Ms. Santona should continue to serve as a director of Aon due to her background as the Executive Vice President, General Counsel and Secretary of a large international corporation and her related legal experience, which is particularly relevant to Aon in light of Aon's worldwide operations. Her experience also provides the Board with expertise in the area of regulatory compliance and risk management globally.

Specific experience, qualifications, attributes, and skills

The Board concluded that Dr. Woo should continue to serve as a director of Aon due to her background as leader of a global relief organization which provides the Board with an invaluable resource regarding conducting business in diverse geo-political environments. In addition, her previous position as former dean of the business school of a large university provides leadership expertise and consensus building skills as well as relevant management and business experience.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the number of Ordinary Shares beneficially owned as of April 3, 2014 by each director nominee, by each of the named executive officers of Aon as set forth in the Summary Compensation Table for Fiscal Years 2013, 2012 and 2011 in this proxy statement, and by all directors, nominees and executive officers of Aon as a group. As used in this proxy statement, beneficially owned means a person has, or may have within 60 days, the sole or shared power to vote or direct the voting of a security and/or the sole or shared investment power with respect to a security (i.e., the power to dispose or direct the disposition of a security). No shares held by Aon's directors or executive officers are pledged as security.

Name	Aggregate Number of Ordinary Shares Beneficially Owned(1)	Percent of Class(2)
Lester B. Knight(3)	193,221	*
Gregory C. Case**(4)(5)	2,037,945	*
Fulvio Conti	21,047	*
Christa Davies**(4)	340,859	*
Cheryl A. Francis	16,549	*
Edgar D. Jannotta	82,930	*
James W. Leng(6)	—	*
J. Michael Losh	31,444	*
Stephen P. McGill**(4)	350,028	*
Robert S. Morrison	50,141	*
Richard B. Myers	17,753	*
Richard C. Notebaert(7)	50,162	*
Michael J. O'Connor**(4)	161,462	*
Gloria Santona	27,453	*
Kristi A. Savacool**(4)	63,885	*
Carolyn Y. Woo	18,162	*
All directors, nominees and executive officers as a group (18 persons)(4)(7)	3,664,401	1.2%

(1)
The directors, nominees and named executive officers, and all directors, nominees and executive officers of Aon combined, have sole voting power and sole investment power over the Ordinary Shares listed, except as indicated in notes (3), (5) and (7).

(2)
An asterisk indicates that the percentage of Ordinary Shares beneficially owned by the named individual does not exceed one percent (1%) of our outstanding Ordinary Shares. As of April 3, 2014, we had 296,494,849 Ordinary Shares outstanding. Named executive officers are indicated in the table by a double asterisk.

(3)
Includes 143,221 Ordinary Shares that are beneficially owned by trusts and 50,000 Ordinary Shares that are beneficially owned by the Knight Family Partnership.

(4)
Includes the following number of Ordinary Shares that the respective named executive officers and the other executive officers who are not named executive officers have or will have the right to acquire pursuant to presently exercisable employee share options, or share options that will become exercisable or share awards that will become vested within 60 days following April 3, 2014: Gregory C. Case, 1,107,582; Christa Davies, 134,678; Stephen P. McGill, 59,987; Michael J. O'Connor, 57,707; and Kristi A. Savacool, 45,825; and the other executive officers as a group, 25,000.

(5)
Includes 176,000 Ordinary Shares that are beneficially owned in trust.

(6)
Mr. Leng was appointed to the Board effective as of March 19, 2014.

(7)
Includes 17,041 Ordinary Shares that are beneficially owned in trust.

CORPORATE GOVERNANCE

The Governance Guidelines of the Company provide the framework for the governance of Aon together with the Committee charters and the Code of Business Conduct, which sets forth standards of conduct for employees, officers and directors. The Board provides oversight of Aon's overall performance, strategic direction, and executive management team performance. The Board also approves major initiatives and transactions and advises on key financial and business matters. The Board is kept apprised of Aon's progress on a regular basis through Board and Committee meetings, discussions with management, operating and financial reports provided by our Chief Executive Officer and Chief Financial Officer, and other material distributed to the directors throughout the year.

The Governance Guidelines require that Aon has a majority of directors who meet the categorical independence standards adopted by the Board, which must meet or exceed the independence requirements of the NYSE corporate governance standards. The Governance Guidelines further provide that each of the Audit, Governance/Nominating and Organization and Compensation Committees will be composed entirely of independent directors. The principal responsibilities of each Committee are described in this proxy statement in the section captioned "Board of Directors and Committees."

Director Independence

In accordance with the rules of the NYSE, the Board has adopted categorical independence standards, which either meet or exceed the independence requirements of the NYSE corporate governance standards, to provide assistance in the determination of director independence. The categorical standards are set forth below and provide that a director of Aon will not qualify as an independent director if:

    (i)
    The director is, or has been within the last three years, an employee of Aon, or an immediate family member of the director is, or has been within the last three years, an executive officer, of Aon;

    (ii)
    The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Aon, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

    (iii)
    (A) The director is a current partner or employee of a firm that is Aon's internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on Aon's audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Aon's audit within that time;

    (iv)
    The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Aon's present executive officers at the same time serves or served on that company's compensation committee;

    (v)
    The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Aon for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company's consolidated gross revenues; or

    (vi)
    The director, or the spouse of a director, serves as an executive officer of a charitable organization to which Aon's charitable contributions in the last fiscal year, excluding those made under Aon's matching gift program, exceeded the greater of $1 million or 2% of such organization's consolidated gross revenues.

For purposes of the categorical standards, "immediate family member" is defined to include a director's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director's home.

In connection with the determination of director independence, the Governance/Nominating Committee reviewed the categorical standards adopted by the Board together with other applicable legal requirements and the rules of the NYSE. The Committee also reviewed information compiled from the responses to questionnaires completed by each of Aon's directors, information derived from Aon's corporate and financial records, information available from public records, and information received from other relevant parties. Following this review, the Committee delivered a report to the full Board, and the Board made its determination of director independence.

As a result of this review, the Board affirmatively determined that each of the following directors is independent under the categorical standards adopted by the Board and applicable legal requirements and the rules of the NYSE: Mr. Conti, Ms. Francis, Mr. Jannotta, Mr. Knight, Mr. Leng, Mr. Losh, Mr. Morrison, General Myers, Mr. Notebaert, Ms. Santona and Dr. Woo. Mr. Case is considered a management director because of his position as President and Chief Executive Officer of Aon.

In determining that each of the non-employee directors is independent, the Board also considered the following relationships that it deemed were immaterial to such director's independence.

With respect to Mr. Conti, Mr. Jannotta, Mr. Knight, Ms. Santona and Dr. Woo, the Board considered that, in the ordinary course of business, Aon has sold services to a company (or other entity) at which these directors is an executive officer, and in each case, the amount received from the entity in any of the previous three fiscal years was below the greater of $1 million or one percent (1%) of that entity's annual revenue. In addition, the amount received from the entity in any of the previous three fiscal years was below one percent (1%) of Aon's annual revenue.

With respect to Mr. Jannotta, Mr. Knight, Mr. Morrison, General Myers, Mr. Notebaert, Ms. Santona and Dr. Woo, the Board considered that Aon made charitable contributions in 2013 to organizations in which the director or a director's spouse was an officer, director or trustee.

With respect to Ms. Francis, the Board considered the relationship between Aon and a non-profit entity of which Ms. Francis serves as co-Chair, in connection with a program designed to promote the development and advance the careers of high-potential executives.

Majority Voting

Aon's Articles require that directors be elected by majority vote in uncontested elections. In a contested election, directors will be elected by plurality vote. In addition, the Governance Guidelines provide that any incumbent director who fails to receive a majority of the votes cast in an uncontested election (and who is not otherwise removed by ordinary resolution of the shareholders) must immediately offer to tender his or her resignation to the Board. The Board will then determine, through a process overseen by the Governance/Nominating Committee, whether to accept the resignation, reject the resignation, or take other action. The Board will act on the recommendation of the Governance/Nominating Committee, and promptly disclose its decision and the rationale behind such decision in a Form 8-K filed with the SEC.

Board Meetings

The Board met six times in 2013. All incumbent directors attended at least seventy-five (75%) of the aggregate of the total meetings of the Board and all Committees of the Board on which they served.

Meetings of Non-Management Directors

In accordance with NYSE rules and the Governance Guidelines, non-management directors meet regularly in executive session without management. Lester B. Knight, Aon's Non-Executive Chairman, chairs these executive sessions.

Share Ownership Guidelines

The Board has adopted Share Ownership Guidelines for Aon's senior executives and Share Ownership Guidelines for Non-Management Directors. Additional information on the Share Ownership Guidelines for Aon's senior executives can be found under the heading "Share Ownership Guidelines" in the section captioned "Compensation Discussion and Analysis." The Share Ownership Guidelines for Non-Management Directors require each non-management director to hold an investment position in Ordinary Shares equal to five times the annual director retainer. The Guidelines provide a transition period of five years for non-management directors to achieve the ownership guidelines level; provided, however that each new non-management director is expected to hold 1,000 Ordinary Shares within the first year of joining the Board or transitioning from a management director to a non-management director. The guidelines serve to increase our non-management directors' equity stakes in Aon and align our non-management directors' interests more closely with those of our shareholders.

Hedging and Pledging Shares

The Board has adopted a policy prohibiting all executive officers and directors from engaging in short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging, and derivative transactions relating to our securities. The Board also has adopted a policy prohibiting our executive officers and directors from holding our securities in margin accounts or pledging our securities as collateral for a loan.

Incentive Repayment Policy

The Board has adopted an Incentive Repayment Policy applicable to our executive officers. Pursuant to the Incentive Repayment Policy, the Board may cancel or require reimbursement of any incentive payments or equity-based awards received if the incentive payment or equity award was based on the achievement of financial results that are subsequently restated. If the Board determines that the executive officer engaged in fraud that caused or partially caused the need for the financial restatement, the incentive payment or equity-based award is required to be forfeited or reimbursed in full. If the restatement was not the result of fraud by the executive officer, the Board may, to the extent allowed under applicable law, require forfeiture or reimbursement of the amount the incentive payment or equity-based award exceeded the lower amount that would have been made based on the restated financial results.

Upon the SEC's issuance of final rules regarding incentive repayments pursuant to the Dodd-Frank Act, the Company will adopt a revised mandatory Incentive Repayment Policy that will require the Company, in the event of a restatement, to recover from current and former executives any incentive-based compensation, for the three years preceding the restatement, that would not have been awarded under the restated financial statements.

Attendance at Annual Meeting

The Governance Guidelines provide that directors are expected to attend the annual general meeting. All of our Board members serving at the time attended the annual general meeting of Aon plc held on May 17, 2013.

Communications with the Board of Directors

Shareholders and other interested parties may communicate with the Board by contacting the non-management Directors of Aon plc, c/o Office of the Company Secretary, 8 Devonshire Square, London EC2M 4PL London, United Kingdom. Alternatively, shareholders and other interested parties may communicate with Aon's non-management directors via electronic mail to the following address: corporate.governance@aon.com.

The non-management directors have established procedures for handling communications from shareholders and other interested parties. Communications are distributed to the Chairman of the Governance/Nominating Committee, the full Board, the non-management directors or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Solicitations, spam, junk mail and mass mailings, resumes and other forms of job inquiries, business solicitations or advertisements and frivolous or inappropriate communications will not be forwarded, but will be made available to any non-management director upon request.

Code of Business Conduct

The Board has adopted a code of business conduct that applies to our directors, officers and employees. The Code of Business Conduct can be found on our web site at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/code-of-business-conduct.jsp and is available in print copy to any shareholder who makes a written request to the Office of the Company Secretary.

We intend to disclose future amendments to, or waivers from, certain provisions of both the Code of Business Conduct on our website promptly following the date of such amendment or waiver.

Board Leadership Structure and Role in Risk Oversight

Since 2005, the positions of Chief Executive Officer and Chairman of the Board have been held by separate individuals. Effective August 1, 2008, Lester B. Knight was elected Non-Executive Chairman of Aon's Board of Directors. The position of Non-Executive Chairman is independent from Aon management. As Non-Executive Chairman, Mr. Knight sets the agendas for, and presides over, the Board meetings and also chairs executive sessions of the non-management directors. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board believes the separation of the positions of Chief Executive Officer and Chairman is the appropriate structure at this time, as it allows the Chief Executive Officer to focus on the management of Aon and the Chairman to ensure that the Board is focused on its oversight responsibilities, including independent oversight of Aon management.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, and others, such as the impact of competition. Management is responsible for the day-to-day management of risks that Aon faces, while the Board, as a whole and through its Committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right "tone at the top" and full and open communication between management and the Board are essential for effective risk management and oversight. The Board regularly dedicates a portion of its meeting agenda to a review and discussion of enterprise risk management. In addition, senior management attends Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. The Board receives presentations from senior management on strategic matters involving our operations.

While the Board is ultimately responsible for risk oversight at Aon, Aon's Board Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Board has delegated to the Audit Committee through its charter the primary responsibility for the oversight of risks facing Aon. The charter provides that the Audit Committee will discuss guidelines and policies with respect to risk assessment and risk management and will discuss Aon's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also has general oversight responsibility for Aon's compliance with legal, regulatory and ethics requirements, which represent many of the most significant risks that Aon faces. The Audit Committee annually reviews legal, regulatory and ethics policies and programs, including Aon's Code of Business Conduct. In addition, the Audit Committee periodically reviews with Aon management any material correspondence with, or other action by, regulators or governmental agencies, and also periodically reviews with Aon's General Counsel legal matters that may have a material impact on Aon's financial statements or compliance policies. Aon's senior management periodically reviews with the Audit Committee the major risks facing Aon and the steps management has taken to monitor and mitigate those risks.

In light of the breadth and number of responsibilities that the Audit Committee must oversee, and the importance of the evaluation and management of risk related to Aon's compliance programs and policies, the Audit Committee formed the Compliance Committee, a standing subcommittee of the Audit Committee, to oversee Aon's implementation of compliance policies, programs and procedures that are designed to be responsive to the various compliance and regulatory risks facing Aon and to assist the Audit Committee in fulfilling its oversight responsibility for Aon's legal, regulatory and ethics policies and programs.

While the Board's primary oversight of risk is through the Audit Committee, the Board has delegated to other Committees the oversight of risks within their areas of responsibility and expertise. For example, the Organization and Compensation Committee reviews the risks associated with Aon's compensation practices, including an annual review of Aon's risk assessment of its compensation policies and practices for its employees. In the first quarter of 2014, the independent compensation consultant for that committee assessed our executive compensation policies and practices and concluded that they do not motivate imprudent risk taking.

The Finance Committee reviews significant financial exposures and contingent liabilities of Aon, including Aon's capital structure, its credit ratings and its cost of capital, long-term benefit obligations, treasury counterparty risk and Aon's use of or investment in financial products, including derivatives used to manage risk related to foreign currencies, commodities, and interest rates. In addition, the Finance Committee reviews proposed mergers, acquisitions and divestitures; monitors the financial performance of completed mergers and acquisitions; and oversees the financial, investment and actuarial policies and objectives of Aon's ERISA- qualified benefit plans, reviews the investment performance of those plans, and periodically reviews the investment performance of, and makes recommendations regarding investment guidelines for, non-U.S. benefit and retirement plans. The Finance Committee also reviews Aon's major insurance programs.

The Governance/Nominating Committee oversees the risks associated with Aon's overall governance and its succession planning process to confirm that Aon has a slate of future, qualified candidates for key management positions.

The Board believes that its oversight of risks, primarily through delegation to the Audit Committee but also through delegation to other Committees to oversee specific risks within their areas of responsibility and expertise, and the sharing of information with the full Board, is appropriate for a company like Aon that serves clients through its risk solutions business, acting as an advisor and insurance and reinsurance broker, and human resources solutions business, partnering with organizations to solve their most complex benefits, talent and related financial challenges. The Chair of each Committee that oversees risk provides a summary of the matters discussed with the Committee to the full Board following each Committee meeting. The minutes of each Committee meeting are also provided to all Board members.

BOARD OF DIRECTORS AND COMMITTEES

The Board has appointed standing Committees, including Executive, Audit, Governance/Nominating, Finance and Organization and Compensation Committees. The Audit Committee has also established the Compliance Committee as a standing sub-committee of the Audit Committee. The charters of the Executive, Audit, Compliance, Governance/Nominating, Finance and Organization and Compensation Committees are available on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/board-committees-charters.jsp. The Governance Guidelines are also available on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/aon-corporation-governance-guidelines.jsp.

Membership on the Committees since the last annual general meeting in 2013 has been as follows:

Executive	Audit	Compliance	Finance	Governance/ Nominating	Organization and Compensation
Lester B. Knight(1) Gregory C. Case Fulvio Conti J. Michael Losh Richard C. Notebaert	J. Michael Losh(1) Robert S. Morrison Richard B. Myers Gloria Santona Carolyn Y. Woo	Gloria Santona(1) Richard B. Myers Carolyn Y. Woo	Fulvio Conti(1) Cheryl A. Francis Edgar D. Jannotta J. Michael Losh	Lester B. Knight(1) Fulvio Conti J. Michael Losh Richard C. Notebaert Gloria Santona	Richard C. Notebaert(1) Cheryl A. Francis Edgar D. Jannotta Robert S. Morrison Richard B. Myers Carolyn Y. Woo

(1)
Chair.

Executive Committee

When the Board is not in session, the Executive Committee is empowered to exercise the power and authority in the management of the business and affairs of Aon as would be exercised by the Board, subject to certain exceptions. The Executive Committee acted by unanimous written consent on four occasions in 2013.

Audit Committee

In 2013, the Audit Committee met ten times. The Board has determined that each of the members of the Audit Committee is independent as defined by the rules of the NYSE and under the Company's categorical independence standards. In addition, as required by the rules of the NYSE, all of the Committee members are financially literate. The Board has determined that each of J. Michael Losh, the Chairman of our Audit Committee, and Robert S. Morrison is an "audit committee financial expert" within the meaning of rules promulgated by the SEC.

The primary purposes of the Audit Committee are to assist the Board with the oversight of: (i) the integrity of Aon's financial statements and financial reporting process; (ii) Aon's compliance with legal and regulatory requirements and ethics programs established by management and the Board; (iii) the engagement of the independent auditor, and its qualifications, independence and performance; (iv) subject to the provisions of the Act, the appointment and performance of the U.K. statutory auditor as required under the Act; and (v) the performance of Aon's internal audit function. In discharging this role, the Audit Committee is authorized to retain outside counsel or other experts as it deems appropriate to carry out its duties and responsibilities.

The Board has considered Mr. Losh's service as a member of other audit committees, and determined that Mr. Losh's simultaneous service on the audit committees of more than two other public companies does not impair his ability to effectively serve on our Audit Committee. In reaching this determination, the Board considered Mr. Losh's substantial experience and understanding of public company financial reporting, accounting principles and audit committee functions acquired throughout the course of his professional career, and his availability to devote time and attention to his service on the Audit Committee as he is not currently serving in an executive officer capacity for another company.

Additional information regarding the Audit Committee's responsibilities may be found in this proxy statement in the section captioned "Report of the Audit Committee."

Compliance Committee

The Compliance Committee is a standing sub-committee of the Audit Committee, which has general oversight responsibility for Aon's legal, regulatory and ethics policies and programs. The primary purposes of the Compliance Committee are to: (i) oversee Aon's implementation of compliance programs, policies and procedures that are designed to be responsive to the various compliance and regulatory risks facing Aon; and (ii) assist the Audit Committee in fulfilling its oversight responsibilities for Aon's compliance and ethics programs, policies and procedures. The Compliance Committee reports regularly to the Audit Committee regarding its activities. Each member of the Compliance Committee is independent as defined in the independence standards of the NYSE. The Compliance Committee met four times during 2013.

Finance Committee

The Finance Committee is responsible for assisting the Board with monitoring and overseeing Aon's balance sheet, including Aon's capital management strategy, capital structure, investments, returns and related policies. The Finance Committee also reviews certain proposed mergers, acquisitions and divestitures in accordance with policies established by the Board. In addition, the Finance Committee oversees the financial, investment and actuarial policies and objectives of Aon's ERISA-qualified benefit plans, and reviews the investment performance of non-U.S. benefit and retirement plans. The Finance Committee met six times during 2013.

Governance/Nominating Committee

The Governance/Nominating Committee identifies and recommends to the Board candidates for service on the Board, reviews and recommends the re-nomination of incumbent directors, reviews and recommends Committee appointments and leads the annual performance evaluation of the Board and its Committees. In addition, the Governance/Nominating Committee develops and recommends governance guidelines to the Board, reviews related party transactions, periodically reviews management succession planning and periodically reviews compliance with share ownership guidelines. Each member of the Governance/Nominating Committee is independent as defined in the independence standards of the NYSE. The Governance/Nominating Committee met six times during 2013.

The Governance/Nominating Committee considers recommendations for director candidates from Aon's directors and executive officers. In addition, the Governance/Nominating Committee will consider shareholders' recommendations. Recommendations, together with the name and address of the shareholder making the recommendation, relevant biographical information regarding the proposed candidate, and a description of any arrangement or understanding between the shareholder and the proposed nominee, should be sent to our Company Secretary. Consistent with the Governance Guidelines, the Governance/Nominating Committee considers a number of criteria in evaluating director candidates, including professional background, expertise, reputation for integrity, business experience, leadership capabilities and potential contributions to the Board and Aon's management. The Governance/Nominating Committee also considers whether a potential nominee would satisfy the categorical independence standards adopted by the Board consistent with the NYSE corporate governance standards.

The Board also values diversity as a factor in selecting nominees to serve on the Board, and believes that the diversity that exists in its composition provides significant benefits to the Board and Aon. Although there is no specific policy on diversity, the Governance/Nominating Committee considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Such considerations may include gender, race, national origin, functional background, executive or professional experience, and international experience. The effectiveness of the nomination process, including the criteria used for selecting nominees for directors, is evaluated by the Board each year as part of its annual self-evaluation process and by the Governance/Nominating Committee as it evaluates and identifies director candidates.

When a vacancy exists on the Board due to the expansion of the size of the Board or the resignation or retirement of an existing director, the Governance/Nominating Committee identifies and evaluates potential director nominees. The Governance/Nominating Committee has sole authority to retain and terminate any search firm to be used to identify director candidates and sole authority to approve such search firm's fees and other retention terms.

Candidates for director are evaluated using the criteria discussed above and the existing composition of the Board, including its size, structure, backgrounds and areas of expertise of existing directors and the number of independent and management directors. The Governance/Nominating Committee also considers the specific needs of the various Board Committees. The Governance/Nominating Committee recommends potential director candidates to the full Board, which is responsible for final approval of any director candidate. This process is the same for director candidates who are recommended by our shareholders.

Recommendations for director candidates to stand for election at the 2015 annual general meeting must be submitted in writing to the Company Secretary of Aon, 8 Devonshire Square, London EC2M 4PL, United Kingdom. Recommendations will be forwarded to the Chairman of the Governance/Nominating Committee for review and consideration. For further information, see "Shareholder Proposals for 2015 Annual General Meeting" on page 93 of this proxy statement.

Organization and Compensation Committee

The Organization and Compensation Committee (the "Compensation Committee") assists the Board in carrying out its overall responsibilities with regard to executive compensation, including oversight of the determination and administration of Aon's compensation philosophy, policies, programs and plans for executive officers and non-management directors. The Compensation Committee annually reviews and determines the compensation of Aon's executive officers, including Aon's Chief Executive Officer subject to the input of the independent members of the Board. The Compensation Committee consults with the Chief Executive Officer on, and directly approves, the compensation of other executive officers, including special hiring and severance arrangements. The Compensation Committee administers the Aon plc 2011 Incentive Plan (and its predecessor plans), including granting equity (other than awards to the Chief Executive Officer, which awards are approved by the independent members of the Board) and interpreting the plan, and has general administrative responsibility with respect to Aon's other U.S. employee benefit programs. In addition, the Compensation Committee reviews and makes recommendations to the Board concerning directors' compensation and certain amendments to U.S. employee benefit plans or equity plans. The Compensation Committee also reviews and discusses the compensation disclosures contained in Aon's Annual Report on Form 10-K and proxy statement and the U.K. directors' remuneration report, including the directors' remuneration policy. In 2013, the Committee delegated asset investments, vendor selection and other duties in connection with the Company's qualified and non-qualified U.S. retirement plans and governance responsibilities related to the Company's retirement plans globally to the Retirement Plan Governance and Investment Committee, and the Committee delegated certain administrative responsibilities, namely those relating to benefit claims and appeals and plan interpretations, under the Company's U.S. employee benefit plans to the Administrative Committee. The Compensation Committee may delegate its authority to sub-committees when appropriate. The Compensation Committee met six times during 2013.

Process of Determining Executive Compensation

Aon management assists the Compensation Committee in managing Aon's executive and director compensation programs. Direct responsibilities of management include, but are not limited to:

•
Recommending executive compensation increases, short and long-term incentive awards and, where applicable, severance benefits for executive officers other than the Chief Executive Officer;

•
Providing an ongoing review of the effectiveness of Aon's executive compensation programs and aligning the programs with the Aon's objectives;

•
Designing and recommending the amendment of long-term and short-term cash and equity-based incentive plans for executives; and

•
Designing and recommending the amendment of U.S. employee benefit plans.

In the first quarter of 2014, the independent directors evaluated the performance, and reviewed the compensation, of the Chief Executive Officer. At that time, the Compensation Committee also evaluated the performance and reviewed the compensation of selected other executive officers. The Compensation Committee also approved for each executive officer a target annual incentive for 2014 performance and the specific corporate performance metric that Aon's performance would be measured against for 2014.

In connection with this annual compensation review, management presented the Compensation Committee with compensation tally sheets reporting compensation paid for 2013 and competitive pay data, where available, as a market check. The Compensation Committee also reviewed and considered the overall performance of Aon against a target that was established for 2013 culminating in certain compensation decisions made by the Compensation Committee during the first quarter of 2014. The Compensation Committee's decisions with respect to the compensation of our executive officers are described in this proxy statement in the section captioned "Compensation Discussion and Analysis."

Relationship with Executive Compensation Consultant

Since 2005, the Compensation Committee has retained Frederic W. Cook & Co., Inc. as its independent executive compensation consultant. The consultant provides expertise on various matters coming before the Compensation Committee. The consultant is engaged by, and reports directly to, the Compensation Committee. The consultant does not advise Aon's management or receive other compensation from Aon. George Paulin, the Chief Executive Officer of Frederic W. Cook & Co., Inc., typically participates in all meetings of the Compensation Committee during which executive compensation matters are discussed and communicates between meetings with the Chairman of the Compensation Committee. During 2013, the consultant assisted the Compensation Committee by: providing insights and advice regarding Aon's compensation philosophy, objectives and strategy; developing criteria for identification of Aon's peer group for executive and Board compensation and company performance review purposes; reviewing management's proposals for the design of short-term cash and long-term equity incentive compensation programs; providing insights and advice regarding Aon's analysis of risks arising from its compensation policies and practices; providing change-in-control severance calculations for our Named Executive Officers in the 2013 annual proxy disclosure; providing compensation data from our peer group proxy and other disclosures; and advising on and providing comments on management's recommendations regarding executive officers' bonuses for 2013 and equity-based awards granted in 2013. Management periodically retains other consulting firms to provide pay survey data and other non-executive compensation services that may be presented to or reviewed by the Compensation Committee.

The Compensation Committee has assessed the independence of Frederic W. Cook & Co., Inc. pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Frederic W. Cook & Co., Inc. from serving as an independent consultant to the Compensation Committee.

Review of Compensation Policies and Practices

Although recently there has been increased scrutiny of risk and whether companies' compensation programs contribute to unnecessary risk taking, Aon believes that it has historically maintained a level of prudence associated with its compensation programs and will continue to do so. Aon engages in a process to evaluate whether its executive and broad-based compensation programs contribute to unnecessary risk-taking, which includes an assessment by the Compensation Committee's independent consultant of whether these programs create material risk. Aon has concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on Aon.

Compensation Committee Interlocks and Insider Participation

During 2013, the Compensation Committee was composed of Richard C. Notebaert (Chairman), Cheryl A. Francis, Edgar D. Jannotta, Robert S. Morrison, Richard B. Myers and Carolyn Y. Woo. No member of the Compensation Committee was, during 2013 or previously, an officer or employee of Aon or any of its subsidiaries. In addition, during 2013, there were no compensation committee interlocks required to be disclosed.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Aon's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the reporting process. Ernst & Young US, Aon's independent registered public accounting firm for 2013, is responsible for expressing opinions on the conformity of Aon's audited financial statements with generally accepted accounting principles and the effectiveness of Aon's internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and Ernst & Young US the audited financial statements for the year ended December 31, 2013, as well as management's assessment of the effectiveness of Aon's internal control over financial reporting and Ernst & Young US's evaluation of Aon's internal control over financial reporting. The Audit Committee has discussed with Ernst & Young US the matters that are required to be discussed by Auditing Standards and the SEC.

In addition, the Audit Committee has discussed with Ernst & Young US the independence of that firm from Aon and its management, including the matters in the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board (Communication with Audit Committees Concerning Independence). The Audit Committee has also considered whether Ernst & Young US's provision of non-audit services to Aon is compatible with maintaining Ernst & Young US's independence. The Audit Committee has concluded that Ernst & Young US is independent from Aon and its management.

Ernst & Young UK, Aon's U.K. statutory auditor for 2013, is responsible for expressing opinions on the conformity of Aon's audited financial statements with the requirements of the Act. The Audit Committee has discussed with Ernst & Young UK the matters that are required to be discussed under the requirements of the Act. The Audit Committee has discussed with Ernst & Young UK the independence of that firm from Aon and its management and the Audit Committee has concluded that Ernst & Young UK is independent.

The Audit Committee discussed with Aon's internal auditors, Ernst & Young US and Ernst & Young UK the overall scope and plans for their audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Aon's internal controls, and the overall quality of Aon's financial reporting.

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC. The Audit Committee has approved, and the Board has requested that shareholders ratify, the selection of Ernst & Young US as Aon's independent registered public accounting firm for the year ending December 31, 2014 and Ernst & Young UK as our U.K. statutory auditor (as is also required under the Act) until the next annual general meeting where accounts are laid before the shareholders.

J. Michael Losh, Chairman Robert S. Morrison Richard B. Myers	Gloria Santona Carolyn Y. Woo

Auditor Fees

Audit Fees.    Fees for audit services totaled approximately $16.4 million in 2013 and $18.9 million in 2012. For both years, audit fees included services associated with the annual audit, including fees related to Sarbanes Oxley Section 404, the reviews of Aon's documents filed with the SEC, and substantially all statutory audits required domestically and internationally.

Audit-Related Fees.    Fees for audit-related services totaled approximately $2.3 million in 2013 and $1.6 million in 2012. Audit-related fees include services such as employee benefit plan audits, other attestation services, due diligence in connection with acquisitions and accounting consultations not included in audit fees.

Tax Fees.    Fees for tax services, including tax compliance, tax advice and tax planning totaled approximately $3.0 million in 2013 and $2.1 million in 2012.

All Other Fees.    Fees for all other services not included above totaled $0 in each of 2013 and 2012.

Audit Committee's Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Each pre-approval provides details regarding the particular service or category of service to be provided and is subject to a specific engagement authorization. The Audit Committee requires that the independent registered public accounting firm and management report on the actual fees charged by the independent registered public accounting firm for each category of service at Audit Committee meetings held during the year.

The Audit Committee acknowledges that circumstances may arise throughout the year that require the engagement of the independent registered public accounting firm to provide additional services not contemplated in the Audit Committee's initial pre-approval process that occurs on an annual basis. In those circumstances, the Audit Committee requires that specific pre-approval be obtained before engaging the independent registered public accounting firm. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. Such pre-approvals are reported to the Audit Committee at the next scheduled Audit Committee meeting.

PROPOSAL 2—RESOLUTION TO RECEIVE THE COMPANY'S ANNUAL REPORT AND ACCOUNTS

The Board is required to present at the meeting the Company's audited annual accounts and related directors' and auditor's reports for the year ended December 31, 2013 (the "Annual Report"). In accordance with our obligations under English law, we will provide our shareholders at the Annual Meeting an opportunity to accept, in a non-binding vote, the Annual Report and ask any relevant and appropriate questions of the representative of Ernst & Young UK in attendance at the Annual Meeting.

THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE RECEIPT OF THE ANNUAL REPORT.

PROPOSAL 3—RESOLUTION REGARDING RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young US as Aon's independent registered public accounting firm for the year ending December 31, 2014, subject to ratification by our shareholders. Ernst & Young US was first retained as the independent registered public accounting firm of our predecessor entity, Aon Corporation, in February 1986. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent registered public accounting firm for the year 2014. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Audit Committee will reconsider the appointment, but may decide to maintain its appointment of Ernst & Young US.

We anticipate that a representative of Ernst & Young US will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the Annual Meeting.

THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG US AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 4—RESOLUTION RE-APPOINTING ERNST & YOUNG UK AS THE COMPANY'S U.K. STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006 (TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY)

Under the Act, our U.K. statutory auditors must be appointed at each general meeting at which the annual report and accounts are presented to shareholders. Ernst & Young UK has served as our statutory auditors since our re-registration as a public limited company in March 2012. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE RE-APPOINTMENT OF ERNST & YOUNG UK AS OUR U.K. STATUTORY AUDITORS UNDER THE COMPANIES ACT 2006 (TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY).

PROPOSAL 5—RESOLUTION TO AUTHORIZE THE BOARD TO DETERMINE THE COMPANY'S U.K. STATUTORY AUDITOR'S REMUNERATION

Under the Act, the remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize our Board to determine Ernst & Young UK's remuneration as our U.K. statutory auditor. It is proposed that the Board would delegate the authority to determine the remuneration of the U.K. statutory auditor to the Audit Committee in accordance with the Board's procedures and applicable law.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AUTHORIZATION OF THE BOARD TO DETERMINE OUR U.K. STATUTORY AUDITOR'S REMUNERATION.

COMPENSATION COMMITTEE REPORT

The Organization and Compensation Committee of the Board of Aon has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and set forth in this proxy statement.

Based on its review and discussions with management, the Organization and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Aon's Annual Report on Form 10-K.

This Report is provided by the Organization and Compensation Committee, which is composed entirely of the following independent directors:

Richard C. Notebaert, Chairman	Robert S. Morrison
Cheryl A. Francis	Richard B. Myers
Edgar D. Jannotta	Carolyn Y. Woo

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This Compensation Discussion and Analysis ("CD&A") describes and analyzes our executive compensation program. It should be read in conjunction with the executive compensation tables and corresponding footnotes that follow, as it provides context for the amounts shown in the tables and the footnote disclosures.

This CD&A is arranged in the following five sections:

    •
    Executive Summary
    •
    Discussion of our compensation objectives and pay for performance orientation
    •
    Analysis of 2013 key compensation decisions
    •
    Explanation of compensation components and process
    •
    Other policies and practices as they relate to our executive compensation program

In this proxy statement, the reference to our "named executive officers" means Gregory C. Case, our President and Chief Executive Officer (our "CEO"), Christa Davies, our Executive Vice President and Chief Financial Officer (our "CFO"), and Stephen P. McGill, Michael J. O'Connor and Kristi Savacool, our three other most highly compensated executive officers for 2013.

EXECUTIVE SUMMARY

Who We Are

We are a global professional services firm with approximately 66,000 employees worldwide focused exclusively on risk and people. We are an industry-leading advisor on risk solutions, both retail and reinsurance, and human resources solutions. We have a presence in over 120 countries with more than 500 offices.

Our Performance and How We Measure it for Pay Purposes

We include here a brief summary of our 2013 financial performance as it relates to the key performance measures used in our performance-based executive compensation program as well as other financial highlights.

Total revenue for 2013 increased 3% to $11.8 billion. Additionally, we achieved record cash flow from operations of $1.6 billion. Our total shareholder return was 52% in 2013, as compared to the return of the benchmark S&P 500 of 32%, Marsh & McLennan of 43% and Willis Group Holdings of 37%.

In 2013 we delivered double-digit earnings growth. We continued to execute on our goals of strategically investing in long-term growth, managing expenses and effectively allocating capital.

We returned more than $1.3 billion of excess capital to shareholders through our share repurchase program and dividends. We increased our quarterly dividend by 11% to $0.70 per Ordinary Share. The returns to shareholders highlight our strong cash flow generation and effective allocation of capital.

We believe we are well positioned for long-term value creation through improvements in operating performance and strong free cash flow generation.

Our adjusted cumulative earnings per share for 2011 through 2013 was $10.26, which exceeded the target of $10.01 under our long-term incentive program for that period. Additionally, our adjusted pre-tax income from continuing operations of $2,112 million for 2013 exceeded the target under our annual incentive program of $2,003 million. Finally, our HR Solutions segment did not achieve the threshold level of cumulative adjusted segment pre-tax income for 2011 through 2013; therefore no payout was made under the Aon Hewitt Performance Plan ("AHPP") to any participant, including Ms. Savacool, our only named executive officer participating in AHPP. These three metrics are the key performance measures under our 2013 short-term and 2011 through 2013 long-term incentive compensation programs, as explained below.

We recognize that our short-range or long-range corporate planning may dictate a change to the metrics we use over time. Accordingly, we expect to continue to reassess the metrics annually. Additionally, we expect to incentivize current and future long-term performance using our corporate-wide Leadership Performance Program that is described below.

Our Compensation

In 2013, we awarded our named executive officers with compensation linked to performance, in most cases long-term sustained performance, for their dedication and achievement. Namely:

  •
  Performance-based compensation comprised approximately 89% of the 2013 total direct compensation for Mr. Case and approximately 84% on average for our other named executive officers ("NEO").

  •
  Aon's financial performance over a multi-year period was the sole consideration for long-term incentives settled for the 2011 through 2013 incentive programs. In early 2014, we settled performance share units granted to our named executive officers in 2011 under our Leadership Performance Program ("LPP"). Those units were linked to Aon's performance from 2011 through 2013. The units were settled, and Ordinary Shares were awarded, at 125% of target due to Aon's performance over that three-year period, as measured by cumulative adjusted earnings per share from continuing operations ("EPS"). Our cumulative adjusted EPS for that period exceeded the target. Conversely, the segment performance of our HR Solutions business from 2011 through 2013 was measured under the AHPP. No payout occurred under the AHPP because the pre-tax income segment performance did not meet the requisite threshold performance goal established for the AHPP.

  •
  In 2013, we granted performance share units to each of our named executive officers, the settlement of which will depend solely on Aon's cumulative adjusted EPS performance from 2013 through 2015.

  •
  Aon's financial performance was the principal consideration for the bonuses awarded to our named executive officers for 2013. The 2013 bonus pool for our 12 senior executives funded at 97.6% of target. The target was set pursuant to a matrix formulation adopted by the Compensation Committee for 2013. The matrix formulation determined funding for the pool based solely on Aon's actual 2013 adjusted pre-tax income ("PTI") as compared to budgeted PTI. For 2013 performance, Mr. Case received 105% of his target annual bonus. The remaining named executive officers received in the range of 97% to 116% of their target annual bonuses.

  •
  In 2013, we continued to implement our policy of eliminating excise tax gross-up protection from our change-in-control agreements. Effective March 29, 2013, Mr. O'Connor entered into a change-in-control agreement with Aon that provides him no such protection in the event of a change-in-control. Currently, none of our named executive officers or other senior executives have tax gross-up protection under change-in-control agreements.

  •
  In 2013, we made no adjustments from the previously established levels for base salaries or target annual bonuses of our named executive officers. In addition, for 2013, we made no design adjustments to the previously established long-term incentive program.

These and other compensation decisions are explained below. We believe our compensation program achieved its purpose in 2013, as described below.

COMPENSATION OBJECTIVES AND PAY FOR PERFORMANCE ORIENTATION

We continue our journey to build, and continuously improve upon, the leading risk advice and HR solutions firm in the world. We seek to accomplish this by providing clients with world-class advice, solutions, innovation and execution. To achieve those objectives, we must be the destination of choice for the best talent. Our compensation program supports this vision and business strategy and is designed to align the financial interests of our executives with those of our shareholders in both our short and long-term programs.

The core principle of our executive compensation program continues to be pay for performance. As in prior years, one of our strategic goals was improving the Company's performance for 2013.

We have a guiding philosophy with regard to our variable components of compensation, such as equity-based awards and annual bonuses. This philosophy dictates that our shareholders should generally benefit first before any element of our executives' variable compensation is earned or paid. For example, under our annual bonus program, a minimum level of corporate performance must be achieved before any bonus is payable. We carefully set that minimum each year. Even if the minimum level is achieved, the Compensation Committee reserves the sole discretion to exercise negative discretion to the extent it deems reasonable and prudent under the circumstances. As further evidence of our focus on linking pay to performance, the minimum level of segment performance was not achieved under our AHPP. Therefore, we did not approve a payout to any participant.

Our approach includes strong governance features, including our share ownership guidelines for executive officers, as described below, and our annual risk assessment regarding our compensation program.

We strive to link the vast majority of our executives' pay to performance. Performance-based compensation for 2013 of our named executive officers represents a significant percentage of their total direct compensation, as follows:

(1)
The "performance-based pay" component of the charts above is the sum of: (A) the cash portion of the executive's bonus paid for 2013 performance plus (B) the target value of all performance-based equity awards granted to the executive for 2013 performance or during 2013.
(2)
The "fixed pay" component of the chart above is the executive's 2013 base salary.
(3)
For our other NEOs, the performance-based amount ranged from 78% to 87% of the named executive officer's total compensation.

These supplemental graphs are not required by the SEC, but rather they are provided to demonstrate the link between performance and our executives' total direct compensation for 2013. Please refer to the Summary Compensation Table for Fiscal Years 2013, 2012 and 2011 for complete disclosure of the total compensation of our named executive officers, reported in accordance with the SEC disclosure requirements.

ANALYSIS OF 2013 KEY COMPENSATION DECISIONS

Equity-Based Awards

During 2013, we granted to our named executive officers, and settled where appropriate, two forms of equity compensation: performance share units and restricted share units.

Performance Share Units

LPP 8

In the first quarter of 2013, we granted performance share units to our executive officers, including each named executive officer, pursuant to the eighth cycle of our "Leadership Performance Program" ("LPP 8"). LPP 8 is the eighth layer of consecutive three-year performance cycles for certain of our named executive officers. It is intended to further strengthen the relationship between capital accumulation for our executives and long-term Aon financial performance and shareholder value.

The performance share units awarded under LPP 8 are payable in Ordinary Shares. The nominal value of the awards was determined and approved by the Compensation Committee. The number of target performance share units was calculated on the date of grant based on that day's closing price of Ordinary Shares on the New York Stock Exchange.

The performance share units under LPP 8 will be earned and settled in a range of 0% to 200% of the target value based on Company performance over a three-year performance period. The performance period began January 1, 2013, and will end on December 31, 2015. As was the case under the seventh cycle of our Leadership Performance Program established for the performance period from 2012 through 2014 ("LPP 7"), the performance results for LPP 8 will be measured against three-year publicly-reported adjusted cumulative EPS growth rate, subject to limited adjustments set forth in the program documentation at the beginning of the three-year period. The adjustments are intended to exclude the impact of items of a discrete or non-operating nature, such as amortization of intangibles, so as to provide a target that while challenging, does not factor in events outside of the control of the relevant executive officers.

The cumulative target under LPP 8 ranges from $13.01, below which no shares would be issued, to $14.51, which would yield shares equal to 200% of the target number. A result of $13.80 in cumulative adjusted EPS would yield settlement in Ordinary Shares at 100% of the target number. This target represents a 6% increase over the adjusted target for LPP 7. At the time the target was established, the Compensation Committee believed that such target represented a challenging, yet achievable, performance goal.

Award Values and Features

In determining the individual awards under LPP 8, the Compensation Committee considered internal pay fairness factors, the award recipient's compensation mix and total direct compensation. In addition, the market data relevant to Mr. Case supported a larger award to him than the awards granted to the other named executive officers generally.

With regard to Mr. O'Connor, the Company granted an additional award under LPP 8 with a target award value of $2,500,000. The additional award was granted in recognition of Mr. O'Connor's promotion to Chief Operating Officer of Risk Solutions and the reduction of financial protection in the event of a change-in-control of Aon due to the removal of excise tax gross-up protection from the amended and restated change-in-control agreement he entered into in the first quarter of 2013. Mr. O'Connor's additional award will be earned and settled in a range of 0% to 200% of the target value on the same performance criteria and weightings as his regular award.

The Compensation Committee determined that performance share units should continue to be the exclusive form of award under LPP 8 (as opposed to a mix of performance share units and share options under much earlier versions of the program) because performance share units use fewer shares and are, therefore, a more efficient form of award while allowing us to maintain a strong performance focus.

The Compensation Committee's selection under LPP 8 of the three-year performance period and cumulative adjusted EPS financial performance metric provides the award recipients a reasonable period of time within which to achieve and sustain challenging long-term growth objectives. The Compensation Committee believes adjusted EPS more effectively aligns executives to improve Aon performance, rather than EPS calculated in accordance with U.S. GAAP, as the adjusted measure provides a target that is within their control and area of accountability. Further, the Company believes that as adjusted, the EPS measure provides a perspective on the Company's core operating performance that is more consistent with that of its shareholders.

Settlement of LPP 6 and AHPP

In early 2014, we determined the actual achievement under the sixth cycle of our Leadership Performance Program, covering the performance period January 1, 2011 through December 31, 2013 ("LPP 6"), and actual achievement under the AHPP.

With regard to LPP 6, we settled the performance share units in Ordinary Shares, as explained below. In contrast, the threshold performance under the AHPP was not achieved; therefore, Ms. Savacool and other participants in the AHPP forfeited in full the awards granted under that program, as explained below.

For LPP 6, the cumulative adjusted EPS from continuing operations target ranged from $9.67, below which no payout was due to occur, to $11.21, which would have yielded shares equal to 200% of the target number. A result of $10.01 in cumulative adjusted EPS from continuing operations would have yielded shares equal to 100% of the target number. This target represented a 3.5% increase over the adjusted target for the fifth cycle of our Leadership Performance Program established for the performance period from 2010 through 2012 ("LPP 5"). Our actual cumulative adjusted EPS from continuing operations for the three-year period was $10.26, resulting in a payout at 125% of target.

The adjusted EPS from continuing operations results for LPP 6 include adjustments detailed by the plan governing LPP 6 and approved by the Compensation Committee. For each year of the performance period associated with LPP 6 adjustments to EPS from continuing operations were approved by the Compensation Committee as follows: actual restructuring charges; gains on disposal of land, business or discontinued operations; UK statutory tax rate change; legacy receivable write-off; and an error in deferred tax purchase accounting related to the Hewitt acquisition.

Each of our named executive officers was a participant in LPP 6.

For AHPP, the Compensation Committee selected cumulative adjusted segment PTI for our HR Solutions segment as the appropriate performance metric. The cumulative adjusted segment PTI target for the three-year performance period ranged from $1,924 million, which was 91% of planned segment PTI and below which no payout was due to occur, to $2,226 million, which would have yielded shares equal to 200% of the target value. A result of $2,021 million in cumulative adjusted segment PTI would have yielded shares equal to 100% of the target value. Our actual cumulative adjusted segment PTI for the three-year period was below the threshold, resulting in no payout under AHPP.

We do not pay dividends or dividend equivalents on performance share units.

Restricted Share Units

In the first quarter of 2013, we granted time-vested restricted share units to each of our named executive officers in connection with Aon's Incentive Stock Program (the "ISP"). The ISP award is based on prior year performance and provides executives with 35% of their annual bonus in the form of restricted share units. The primary goals of the ISP are to further focus the employees' attention on the longer-term performance of Aon as a whole, and to further promote employee retention and share ownership.

Each of the time-vested restricted share units granted in connection with the ISP will vest ratably over a three-year period. Awards are not subject to forfeiture if the employee voluntarily terminates employment but vesting continues over the same three-year period. The restricted share units are settled in Ordinary Shares.

No other time-vested equity awards were granted to our named executive officers during 2013. With respect to restricted share units awarded under the ISP, we provide dividend equivalents on unvested restricted share units in cash at the time actual dividends on Aon's Ordinary Shares are declared for shareholders.

Performance-Based Annual Bonus

Determination of 2013 Bonuses

The bonus program for our executive management committee, which includes each of our named executive officers, provides that the Compensation Committee has sole discretion to determine each executive's actual bonus amount as long as the corporate performance threshold was achieved. As explained below, for 2013 the threshold was achieved and, thus, the Compensation Committee had discretion to pay bonuses at the cap level or a lesser amount. It was anticipated that the Compensation Committee would consider in determining the executive's actual bonus, among other factors, the bonus for such executive at the pool funding level of 97.6%, as well as the executive's targeted bonus allocation. However, the Compensation Committee reserved, and for 2013 exercised, the discretion to set bonuses at levels higher or lower than the funded or targeted allocations.

The Compensation Committee chose to exercise negative discretion with regard to each of the named executive officers. In other words, none of the named executive officers received their maximum bonus of the lesser of $10 million or 3 times their target bonus. In fact, each officer received in the range of 97% to 116% of their target bonus. The following table sets forth the target bonus, cap, and actual bonus paid to each of our named executive officers under the Senior Executive Incentive Compensation Plan:

Named Executive Officer	Target Bonus	Cap (lesser of $10 million or 3 times target bonus)	Actual Bonus
Case	$3,000,000	$9,000,000	$3,150,000
Davies	$1,380,000	$4,140,000	$1,600,000
McGill	$1,925,000	$5,775,000	$2,000,000
O'Connor	$880,000	$2,640,000	$850,000
Savacool	$800,000	$2,400,000	$850,000

The Compensation Committee's rationale in determining the actual bonus awards was as follows:

•
In order for a named executive officer to get a bonus significantly in excess of the funded bonus, there needed to be certain exceptional factors; however, the Compensation Committee did not utilize a formula for determining the amount of any named executive officer's bonus to be awarded that was greater or less than the funded or target bonus level.

•
For each of our named executive officers, the Compensation Committee determined it was appropriate to award a bonus at or near the named executive officer's funded bonus level; however:

•
With regard to Mr. Case, the independent members of the board determined that under his leadership the Company had achieved strong financial results in 2013 across all four key commitments to investors, net income and EPS growth, operating margin expansion, organic revenue growth and increased free cash flow from operations. In addition, the results were underpinned by growth strategies and innovations designed to sustain the Company's financial performance over the long term.

•
With regard to Ms. Davies, the Compensation Committee considered her individual contributions to the Company's achievement of strong financial performance in 2013, including net income and EPS growth, operating margin expansion, organic revenue growth and increased cash flow from operations. In addition, the Compensation Committee noted Ms. Davies' strong execution on several finance-led projects overseen by the board designed to improve the Company's capital structure and financial flexibility.

•
With regard to Mr. McGill and Mr. O'Connor, the Compensation Committee determined that Risk Solutions expanded operating margins meaningfully in 2013, and delivered a substantial increase in pre-tax operating income to the Company. In addition, Risk Solutions continued to improve on customer satisfaction measures and to deliver innovative broking advisory services and products designed to position the business well for future growth.

•
With regard to Ms. Savacool, the Compensation Committee determined that she successfully delivered against the HR Solutions financial plan, including meeting or exceeding critical financial performance measures in 2013. In addition, HR Solutions successfully executed on plans to grow strategically important businesses in health care exchanges and investment consulting services designed to position the business well for future growth.

For 2013, as was true in earlier years, all annual bonuses for executive officers are payable 65% in cash and 35% in restricted share units, with such restricted share units vesting ratably over a three-year period. The Compensation Committee believes this strikes a fair balance between reward for past performance and incentive for future improvements.

Shareholder-Approved Plan

For purposes of satisfying the "performance-based" compensation exemption under Section 162(m) of the U.S. Internal Revenue Code, Aon's shareholders approved an omnibus equity-based and cash incentive plan called the Aon Corporation 2011 Incentive Plan (the "Shareholder-Approved Plan") pursuant to which we award bonuses to our senior executives. Pursuant to our Shareholder-Approved Plan, the Compensation Committee annually sets an Aon-wide performance target (expressed in U.S. dollars) and minimum achievement threshold (expressed as a percentage). If the metric is not achieved, no bonuses are payable under the Shareholder-Approved Plan.

If the metric is achieved, the Shareholder-Approved Plan allows for the payment of current year tax deductible bonuses to our executive officers up to a cap of the lesser of $10 million or the maximum bonus otherwise established by the Compensation Committee for each executive officer. For 2013, the Compensation Committee established a cap of 300% of each named executive officer's target bonus.

In the first quarter of 2013, the Compensation Committee set bonus eligibility for our named executive officers. For each named executive officer other than Mr. Case, bonus eligibility was set as a target percentage of the executive's base salary at year-end plus any annual foreign service allowance the executive received in connection with his or her relocation to London. The Compensation Committee and Mr. Case determined prior to beginning his international assignment that his foreign service allowance would not factor into his bonus eligibility. The target bonuses and the applicable cap for each of our named executive officers are shown in the table above under the heading "Determination of 2013 Bonuses."

The Shareholder-Approved Plan does not provide guidelines or formulas for determining the actual bonuses payable to our executive officers once the metric is achieved. Rather, the Compensation Committee retains sole discretion for determining the actual bonuses payable. If the metric is achieved, the Shareholder- Approved Plan would allow the Compensation Committee to award a bonus equal to the cap or allow it to exercise negative discretion to award a lesser amount. As explained below, for 2013 the Compensation Committee adopted the "Senior Executive Incentive Compensation Plan" as a set of guidelines for consideration by the Compensation Committee in determining actual bonuses to be paid if the metric under the Shareholder-Approved Plan was achieved.

2013 Metric Under Shareholder-Approved Plan

In the first quarter of 2013, the Compensation Committee determined that the 2013 Aon-wide performance target would be 3.7% growth in PTI from continuing operations excluding restructuring charges, compared to the prior year, resulting in target PTI from continuing operations of $2,003 million. The Compensation Committee set the minimum achievement threshold at 85% of such target, or $1,703 million, as adjusted for extraordinary, unusual or infrequently occurring items. The Compensation Committee selected PTI as the measure to emphasize performance of Aon as a whole and directly link executives' awards to Aon's key business initiatives of delivering distinctive client value and achieving operational excellence. In combination with the performance targets established under each of LPP 6 through LPP 8 (i.e., cumulative adjusted EPS), we believe the targets are better measures of our core operating performance and balance the executives' short and long-term perspective appropriately.

We believed that the 2013 target was achievable but challenging. We set the minimum threshold at 85% because we believed performance below that level would not create sufficient value for our shareholders and, therefore, should not result in bonus payments.

2013 Performance

During the first quarter of 2014, the Compensation Committee determined that Aon's 2013 PTI, after permitted adjustments for extraordinary or unusual items, was $2,112 million, or 105.5% of target. This exceeded the minimum threshold established under the Shareholder-Approved Plan.

Senior Executive Incentive Compensation Plan

In the first quarter of 2013, the Compensation Committee approved a set of guidelines for funding the total bonus pool under the Shareholder-Approved Plan for the 12 executives that at such time comprised Aon's executive management committee or were senior executives regularly invited to attend meetings of such committee (collectively, the "executive management committee"). That group included each of the named executive officers. The rationale for establishing funding guidelines was to provide executives with a clearer connection between the expected reward and the required performance, as well as for bonus accrual purposes.

The funding formula was based on Aon's growth in PTI in 2013 as compared to 2012. The calculation was based on Aon's performance as measured solely by achievement of growth in PTI. The funding was adjustable up by 10% at the discretion of the Compensation Committee or down by 20% at the discretion of the Compensation Committee, based in part on the recommendation of Mr. Case. To align with the Shareholder-Approved Plan, the formula provided that no funding was to occur unless Aon achieved the minimum threshold of 85% of the 2013 PTI target. After consideration of this factor, the resulting bonus pool funding is determined. The funding level can range from 0% to 300%. The incentive pool funding was determined by the aggregate of each participant's individual target bonus then multiplied by the result of the funding calculation.

After determining Aon's 2013 PTI, with permitted adjustments for extraordinary or unusual items, was $2,112 million, or 105.5% of target, the Compensation Committee then met to determine the funding status of the pool for 2013. The actual size of the incentive pool equals the aggregate target bonuses multiplied by the percentage the pool was funded after application of the formula, as described above. After application of the PTI metric and a 20% reduction taken in the discretion of the Compensation Committee based upon management's recommendation, the total incentive pool for participants, including each of our named executive officers, in the Senior Executive Incentive Compensation Plan was determined to be funded at 97.6%, equating to a pool of $21.6 million. However, aggregated awards paid did not reach the full funded level.

Relocation Benefits

During 2013, in connection with the 2012 relocation to our new corporate headquarters in London, United Kingdom, certain of our named executive officers received relocation benefits. Relocation benefits are customary for Aon and other employers in our industry when employees are relocated. The Compensation Committee approved certain relocation benefits for the relocating executives after consulting with its independent compensation consultant, and each relocating executive signed an international assignment letter with Aon that sets forth the relocation benefits available to him or her. The compensation received in the form of such benefits is reflected in the Summary Compensation Table for Fiscal Years 2013, 2012 and 2011. The terms of the relocation packages were not modified in 2013.

Incentive Repayment Policy

Aon's Board has adopted an Incentive Repayment Policy applicable to our executive officers. Pursuant to the Incentive Repayment Policy, we may cancel or require reimbursement of any incentive payment or equity-based award received if the payment or award was based on the achievement of financial results that are subsequently restated. If we determine that an executive officer engaged in fraud that caused or partially caused the need for financial restatement, the incentive payment or equity-based award is required to be forfeited or reimbursed to Aon in full. If the restatement was not the result of fraud by the executive officer, we may, to the extent allowable under applicable law, require forfeiture or reimbursement of the amount the incentive payment or equity-based award exceeded the lower amount that would have been made based on the restated financial results.

COMPENSATION COMPONENTS AND PROCESS

Key Pay Components

The table below describes our rationale for providing each of the key components of our 2013 executive compensation program and the factors that we consider in determining the amounts for 2013.

Component	Purpose	Factors Considered
Equity-Based Awards, comprised of:
Performance share units that vest after three years and the value of which are determined based on Aon's achievement of a cumulative three-year performance objective
	Long-term incentive to focus executives' efforts on increasing long-term shareholder value and align executives' interests with shareholder interests; encourage executive retention with multi-year vesting provisions; and encourage ownership of Aon equity	Executive's past performance; expectations regarding executive's future contributions to Aon; and market pay data as a reference point for grant values

Restricted share units that are awarded in lieu of a portion of the cash payment under our annual bonus program; and, for this reason, are performance-based compensation; vest ratably over a three-year period	Same as above	Same as above
Annual Bonus	Short-term performance-based incentive to achieve select annual performance objectives
Expectations or opinions regarding the executive's qualitative and quantitative contributions to Aon-wide and business unit performance and individual performance; scope of job responsibilities; and market pay data as a reference point
Base Salary	Stream of income provided throughout the year in exchange for performance of specific job responsibilities	Scope of job responsibilities; historical pay and responsibilities; tenure; contractual commitments; and market pay data as a reference point
Other Personal, Executive and Relocation Benefits
	Attraction and retention of top talent; with regard to executive benefits, provide mechanism to accumulate retirement benefits; with regard to relocation benefits, provide customary benefits to make the executive "whole" on a total rewards basis, be transparent and equitable and reflect competitive practices and benchmarks of industry counterparts	Perquisites or benefits received from prior employer to the extent necessary to attract and retain talent; time management factors; market practice regarding relocation benefits for executives
Post-Termination Compensation
	Provide temporary income stream following involuntary termination of employment and, in the case of change-in-control protection, to provide for continuity and objectivity of management during that event	Executive's role within organization; market practices

Use of Peer Group Solely as a Market Check of Total Actual Direct Compensation

We set executive compensation at levels that we believe to be appropriate and competitive for global professional services firms within our market sector and the general industry marketplace. We review annual financial reports filed by our peer group. For purposes of evaluating the competitive market, and not for purposes of doing true benchmarking to specific percentiles, we look at peer group compensation data. We compare the total direct compensation (defined as base salary plus actual bonus plus equity-based awards) for our named executive officers to the target total direct compensation for executives at selected peer companies where job descriptions are sufficiently similar to those of our executives to permit comparison.

In November 2013, we reviewed our peer group composition with the independent compensation consultant to the Compensation Committee and determined that no modifications were necessary or advisable from the peer group used in the prior year. The Compensation Committee referred to the peer group when determining the actual bonus paid in 2014 related to 2013 performance.

Our 2013 peer group members were selected based upon three criteria. They are global financial services industry companies or major consulting firms with whom we compete for executive talent or financial capital. The peer group is comprised of companies that are between one-fourth and four times our size in average market capitalization (as calculated over the most recent eight quarters to reduce volatility), revenues and number of employees. Lastly, each company provides public disclosure regarding its executive compensation.

Our peer group members represent five financial GICS sub-sectors, and are:

Accenture plc	Chubb Corp.	The Progressive Corporation
ACE Limited	Cognizant Technology Solutions Corporation	Sun Life Financial Inc.
Automatic Data Processing, Inc.	Computer Sciences Corporation	Towers Watson & Co.
AFLAC Inc.	Fiserv, Inc.	The Travelers Companies, Inc.
Aetna Inc.	Humana Inc.	Willis Group Holdings plc
The Allstate Corporation	Marsh & McLennan Companies, Inc.	Xerox Corporation
CIGNA Corporation	Principal Financial Group, Inc.

How We Determine Total Compensation

As described above, market data is helpful in determining the competitive level of various elements of total direct compensation. However, for 2013 we did not have a specific market target to set total compensation or particular components of it. We did not use a specific formula to set total compensation either in relation to market data, the relative mix of pay components or otherwise. A decision regarding one component of compensation had only an indirect link to decisions regarding other pay components.

We generally targeted a competitive level and mix of total direct compensation elements using market data simply as a reference point. This was not a mechanical process. Rather, we used our judgment and business experience. Overall, our intent was to manage the various elements of total compensation together so that the emphasis of our compensation program was on our variable components of pay, including long-term equity awards and annual bonus awards that fluctuate based on the performance of Aon.

Our Use of Tally Sheets

In connection with our annual compensation review process, as described in the section of this proxy statement captioned "Board of Directors and Committees—Organization and Compensation Committee—Process of Determining Executive Compensation," the Compensation Committee reviews compensation tally sheets. The tally sheets assign dollar amounts to each component of the executive's compensation, including outstanding equity awards, current bonus and base salary, deferred compensation, employee benefits (including supplemental savings plan benefits), relocation benefits including income tax equalization, perquisites and potential change-in-control severance payments. The tally sheets are presented to the

Compensation Committee to ensure it is aware of all compensation elements and the value of such elements.

Involvement of Mr. Case in the Compensation Process

Each year, the Compensation Committee approves all elements of compensation for Aon's named executive officers and other executive officers. These decisions are typically made during the annual compensation review process conducted in the first calendar quarter. The Compensation Committee solicits certain recommendations from each of Mr. Case and our Chief Human Resources Officer.

Mr. Case recommends to the Compensation Committee the equity award, annual bonus and base salary adjustments, if any, for the executive officers who report directly to him. He has direct knowledge of the contributions made by those executive officers to Aon and he shares this knowledge with the Compensation Committee. Mr. Case supports his recommendations by providing performance evaluations for his direct reports.

During the annual review process, our Chief Human Resources Officer and the Chairman of the Compensation Committee work together on Mr. Case's annual evaluation report, which summarizes Mr. Case's qualitative and quantitative performance. The report is considered in the determination of Mr. Case's compensation, along with other factors, including the Compensation Committee's own assessment of Mr. Case's performance, relevant market data and Aon's overall performance.

The Compensation Committee has the ultimate authority to make compensation decisions. The Compensation Committee discusses its preliminary compensation decisions with the independent members of the Board who do not serve on the Compensation Committee. This process garners valuable input from those Directors regarding the executives' performance. The sharing of performance review information also aids the Directors in carrying out their succession planning responsibilities. After considering input from those Directors, the Compensation Committee makes its final determination.

Mr. Case, together with our Chief Human Resources Officer and Ms. Davies, our CFO, makes recommendations to the Compensation Committee relating to the corporate performance targets to be established under Aon's annual incentive and long-term equity incentive programs. The Compensation Committee reviews such recommendations with its independent executive compensation consultant and reserves the ultimate authority to set such targets and to determine whether such goals were achieved.

Results of Advisory Vote by Shareholders on our "Say on Pay" Proposal

The Compensation Committee considered the results of the advisory vote by shareholders on the "say on pay" proposal presented to our shareholders at the 2013 Annual General Meeting of Shareholders. As reported in Aon's Form 8-K, filed with the SEC on May 20, 2013, there was significant support by shareholders for the compensation program offered to our named executive officers, with over 91% of votes cast in favor of our compensation program. Accordingly, the Compensation Committee made no changes to our executive compensation program as a result of such vote.

Other Policies and Practices

Internal Pay Fairness Considerations for Other Executive Officers

In determining an executive officer's target bonus or long-term performance award value, the Compensation Committee will, from time to time, consider internal pay fairness factors. However, the Compensation Committee has not adopted a broad internal pay equity policy pursuant to which each executive officer's compensation, or one or more components thereof, is tied to or targeted against the compensation of other executive officers.

Hedging and Pledging Company Shares

Our Board has adopted a policy prohibiting all executive officers and directors from engaging in short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging, and derivative transactions relating to our securities. The Board also has adopted a policy prohibiting our executive officers and directors from holding our securities in margin accounts or pledging our securities as collateral for a loan.

Base Salary

Base salary is a fixed component of compensation and is initially set at a level based primarily upon the executive's job scope or level of responsibility. The base salaries of our most senior executives are adjusted rarely, as our general practice is to increase other components of pay based upon superior performance. However, base salaries may be adjusted to, among other things, recognize a significant change in job function or responsibilities or to bring the fixed component of an executive's total compensation in line with his or her peers at Aon or the industry generally. No base salary adjustments were made for any of our named executive officers during 2013.

Executive and Relocation Benefits

During 2013 we provided limited personal benefits to our named executive officers as a component of their total compensation other than the relocation benefits described below. Over the years, we have taken significant steps to de-emphasize personal benefits in our executive compensation practices.

Executive Benefits

In addition to Aon's broad-based employee benefit programs that are available to Aon employees generally (such as health coverage, 401(k) salary deferrals, etc.), each of our named executive officers is eligible to participate in a deferred compensation program and a supplemental savings plan. In addition, Aon provides an executive health screening program available to all members of Aon's executive management committee, including our named executive officers. None of our named executive officers participate in our defined benefit pension plan or the supplemental pension program because each was hired after eligibility in the qualified plan was frozen in 2004. Additional information regarding certain of our executive benefits is set forth under the heading "Nonqualified Deferred Compensation in Fiscal 2013" contained in this proxy statement.

We maintain a Supplemental Savings Plan. It is a non-qualified, deferred compensation plan that provides approximately 2,000 eligible employees, including executives, with the opportunity to receive contributions that could not be credited under the Aon Savings Plan because of tax limitations and the specific provisions of such plan.

Relocation Benefits

In 2013, we continued to provide relocation benefits resulting from Aon's relocation of its headquarters to London, United Kingdom. Relocation benefits are customary for expatriate assignments for Aon and other employers in our industry. The relocation packages for our named executive officers are intended to: keep them "whole" on a total rewards basis; be transparent and equitable; and reflect competitive practices and benchmarks of industry counterparts. The Compensation Committee will periodically review the relocation packages of our executives.

Post-Termination Compensation

We believe that the provision of change-in-control severance agreements and other transitional compensation arrangements is critical to recruit talented employees and to secure the continued employment and dedication of our existing employees. All or nearly all of the companies with which we compete for talent have similar arrangements in place for their senior executives. While we consider these agreements to be necessary, the terms of these agreements are not considered as part of the compensation strategy when the Compensation Committee annually determines the compensation for the named executive officers. Additional information about post-termination compensation is set forth in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

Severance Agreements regarding Change-in-Control

Beginning in 2005, we entered into change-in-control severance agreements with certain of our key executive officers, including each of our named executive officers. The agreements are intended to secure the continued service and to ensure the dedication and objectivity of these executives in the event of an actual or threatened change-in-control of Aon. The agreements provide that covered executives receive certain severance benefits upon qualifying terminations of employment in connection with or within two years following a change-in-control of Aon. Thus, the agreements require a "double trigger"—a qualifying change-in-control of Aon and a qualifying termination of the executive's employment—in order for severance benefits to become payable.

None of the agreements for our named executive officers currently provide for excise tax gross-up protection in the event the executive becomes subject to tax under Section 280G of the Internal Revenue Code in connection with such double trigger. To better align with market practice, Aon removed such protection from its standard form of agreement for newly-hired or newly-promoted senior executives.

Additional information regarding the change-in-control agreement for our named executive officers is set forth in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

Severance Benefits Pursuant to Employment Agreements

We have entered into agreements with certain executive officers that provide for post-employment severance benefits and transitional compensation if the officer's employment terminates for a qualifying event or circumstance unrelated to a change-in-control of Aon, such as being terminated without "cause" as such term is defined in the operative agreement. Additional information regarding such post-employment severance or transitional compensation for Mr. Case and the other named executive officers is set forth in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

Share Ownership Guidelines

Aon's share ownership guidelines are designed to increase executives' equity stakes in Aon and to align executives' interests more closely with those of our shareholders. The guidelines provide that the Chief Executive Officer should attain an investment position in Ordinary Shares equal to six times annual base salary and each other executive officer, including the remainder of our named executive officers, should attain an investment position in Ordinary Shares equal to three times annual base salary. The guidelines also set out equity retention rules generally requiring that net profit shares received upon the exercise of options to purchase Ordinary Shares, the vesting of restricted share units and the vesting of performance share units be retained until the required investment position is achieved. Ordinary Shares counted toward these guidelines include: any shares owned outright; shares owned through an Aon-sponsored savings or retirement plan; shares purchased through an Aon-sponsored employee share purchase plan; shares obtained through the exercise of share options; and shares issued upon the vesting of restricted share units or performance share units. Each of our named executive officers held the requisite number of shares under the guidelines as of December 31, 2013.

Role of the Compensation Consultant

The Compensation Committee has retained Frederic W. Cook & Co., Inc. as its independent executive compensation consultant. The role of the compensation consultant is described in this proxy statement under "Board of Directors and Committees—Organization and Compensation Committee—Relationship with Executive Compensation Consultant."

Impact of Tax Treatment

Section 162(m) of the Internal Revenue Code provides that a public corporation may take a deduction for compensation in excess of $1 million for its chief executive officer and certain of its other highest paid executive officers only if specific and detailed criteria are satisfied. Other sections of the Internal Revenue Code could result in adverse tax consequences to Aon and/or the executive related to certain change-in-control payments or the receipt of deferred compensation. Among other factors, we consider the company deductibility of compensation paid to the named executive officers.

The deductibility of some types of compensation payments can depend upon the timing of an executive's vesting or exercise of previously granted rights. The deductibility of compensation is also affected by interpretations of and changes in applicable tax laws and regulations as well as other factors beyond our control. Also, in some circumstances, factors other than tax deductibility are more important in determining the forms and levels of executive compensation most appropriate and in the interests of Aon and its shareholders.

EXECUTIVE COMPENSATION

The executive compensation disclosure contained in this section reflects compensation information for the years ended December 31, 2013, December 31, 2012 and December 31, 2011. The following Summary Compensation Table contains compensation information for: (1) Mr. Case, who served as our Chief Executive Officer during 2013, (2) Ms. Davies, who served as our Chief Financial Officer during 2013 and (3) Mr. McGill, Mr. O'Connor and Ms. Savacool, who were our three other most highly compensated executive officers serving as of December 31, 2013. We refer to these five individuals in this proxy statement as our "named executive officers." No compensation information is provided for Mr. O'Connor for 2011 or 2012, as he was not a named executive officer during those years.

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2013, 2012 AND 2011

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gregory C. Case	2013	1,500,000	—	9,388,238	—	2,047,500	—	599,735	13,535,473
(President and Chief	2012	1,500,000	—	8,989,184	—	1,917,500	—	316,386	12,723,070
Executive Officer)(1)	2011	1,500,000	—	9,168,251	—	1,300,000	—	49,280	12,017,531

Christa Davies	2013	800,000	—	3,143,796	—	1,040,000	—	1,248,535	6,232,331
(Executive Vice President	2012	800,000	—	8,903,565	—	890,500	—	798,884	11,392,949
and Chief Financial Officer)	2011	800,000	—	3,217,494	—	877,500	—	32,775	4,927,769

Stephen P. McGill	2013	1,100,000	—	4,435,368	—	1,300,000	—	817,251	7,652,619
(Group President—Aon plc,	2012	1,100,000	—	4,450,636	—	1,040,000	—	473,427	7,064,063
Chairman and Chief Executive	2011	1,100,000	—	9,379,657	—	1,105,000	—	33,547	11,618,204
Officer—Risk Solutions)

Michael J. O'Connor	2013	800,000	—	4,624,168	—	552,500	608	913,936	6,891,212
(Chief Executive Officer—Aon Risk Solutions)

Kristi Savacool	2013	800,000	—	2,226,451	—	552,500	—	31,128	3,610,079
(Chief Executive Officer—	2012	800,000	—	2,260,275	—	536,250	—	25,000	3,621,525
Aon Hewitt)	2011	864,519	617,500	2,415,838	—	—	—	25,323	3,923,180

(1)
Mr. Case also served as a director of Aon in 2013, 2012 and 2011, but received no additional compensation for such service.

Bonus (Column (d))

Except for Ms. Savacool in 2011, none of the other named executive officers received any payments for 2013, 2012 or 2011 that would be characterized as "bonus" payments under the rules of the SEC. As Ms. Savacool's fiscal year 2011 annual bonus, her first bonus subsequent to her joining Aon from Hewitt in October 2010, was guaranteed pursuant to her employment agreement, this payment is reported in column (d) as a "bonus" payment. Annual cash bonuses earned by the named executive officers in 2013, 2012 and 2011 as short-term incentive compensation are shown in column (g) "Non-Equity Incentive Plan Compensation."

Stock Awards (Column (e))

The amounts shown reflect the aggregate grant date fair value determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("ASC Topic 718") for grants made in 2013, 2012 and 2011, respectively, of restricted share unit awards and performance share unit awards granted to the named executive officers pursuant to the Aon Corporation 2011 Incentive Plan, and its sub-plans, specifically, the ISP, the LPP and the AHPP, disregarding adjustments for forfeiture assumptions, and do not reflect amounts actually paid to, or realized by, the named executive officers in 2013, 2012, 2011, or prior years.

For awards granted under the LPP and AHPP, the performance share units are calculated in accordance with ASC Topic 718 based on the probable outcome of the performance conditions at the time of grant. Set forth below are the grant date fair values of the performance share unit awards granted under the LPP and AHPP, as applicable, calculated assuming (i) the probable outcome of the performance conditions for each program as discussed in the prior paragraph, which amount is included in column (e) of this Summary Compensation Table and (ii) achievement of the maximum levels of performance (which is the dollar value attributed to the original award multiplied by 200% for each of 2013, 2012 and 2011 for the LPP and 200% for 2011 under the AHPP).

Name	Year	Grant Date Fair Value of Performance Share Unit Awards Assuming Probable Outcomes under LPP and AHPP ($)	Grant Date Fair Value of Performance Share Unit Awards Assuming Achievement of Maximum Performance Levels under LPP and AHPP ($)
Gregory C. Case	2013	8,355,740	16,711,479
	2012	8,289,170	16,578,339
	2011	8,118,226	16,236,452

Christa Davies	2013	2,664,310	5,328,619
	2012	8,431,056	16,862,112
	2011	2,657,485	5,314,970

Stephen P. McGill	2013	3,875,375	7,750,751
	2012	3,855,613	7,711,225
	2011	8,697,169	17,394,338

Michael J. O'Connor	2013	4,361,676	8,723,352

Kristi Savacool	2013	1,937,717	3,875,433
	2012	1,927,783	3,855,565
	2011	2,415,839	3,865,342

The amounts shown in the table above reflect the aggregate grant date fair value for these awards computed in accordance with ASC Topic 718, and do not correspond to the actual value that will be recognized by the named executive officers. For further information on the share awards granted in 2013, see the Grants of Plan-Based Awards in Fiscal Year 2013 table below.

Non-Equity Incentive Plan Compensation (Column (g))

In the first quarter of 2014, the Compensation Committee granted the following awards under the Shareholder-Approved Plan based on the achievement of certain performance measures by the named executive officers during 2013: Mr. Case, $3,150,000; Ms. Davies, $1,600,000; Mr. McGill, $2,000,000; Mr. O'Connor, $850,000; and Ms. Savacool, $850,000. In accordance with the terms of the ISP applicable to awards paid for 2013 service, all of the named executive officers receiving these awards were paid: (a) 65% of the awards in cash, and (b) 35% of the awards in the form of restricted share units under the ISP.

The amounts shown in column (g) for each of 2013, 2012 and 2011 reflect the cash portion of the awards paid to the named executive officers for performance in those years. The following amounts of restricted share units represent the restricted share unit portion of these awards related to fiscal year 2013 performance awarded in February 2014: Mr. Case, 12,936; Ms. Davies, 6,641; Mr. McGill, 8,302; Mr. O'Connor, 3,528; and Ms. Savacool, 3,528. To the

extent these individuals are again designated as our named executive officers in future years, all of these restricted share units will be shown in our Grants of Plan-Based Awards Table and our Outstanding Equity Awards at Fiscal Year-End Table and the applicable grant date fair value for these restricted share units will be included in the amount in column (e) for 2014 compensation in future executive compensation disclosures that present information for the fiscal year ending December 31, 2014. For further information on the terms of the ISP, see the section entitled "Analysis of 2013 Key Compensation Decisions" in the Compensation Discussion and Analysis. For awards paid for service in 2012 and 2011 as set forth in column (g), the named executive officers that received such awards were paid 65% of the awards in cash and 35% in the form of restricted share units under the ISP.

Change in Pension Value and Nonqualified Deferred Compensation (Column (h))

Mr. O'Connor is the only named executive officer who has participated in the Deferred Compensation Plan. In November 2013, Aon changed investment options available for historical balances under the Deferred Compensation Plan to include a fixed annual rate of 6%. The amount included in this column represents the difference between the interest rate used to calculate earnings under this fixed return and 120% of the applicable federal long-term rate.

All Other Compensation (Column (i))

For 2013, the amounts reported as "All Other Compensation" consist of the following components:

Name	Company Contributions ($)	Perquisites ($)	Other ($)	Tax Reimbursement- Equalization ($)	Total ($)
	(a)	(b)	(c)	(d)
Gregory C. Case	25,100	13,635	561,000	—	599,735
Christa Davies	25,100	87,890	661,951	473,594	1,248,535
Stephen P. McGill	25,100	28,985	213,500	549,666	817,251
Michael J. O'Connor	25,100	82,955	462,237	343,644	913,936
Kristi Savacool	25,100	6,028	—	—	31,128

Company Contributions (Column (a))

The amounts shown in the "Company Contributions" column represent for each of the named executive officers, (i) a contribution by Aon of $15,300 to the Aon Savings Plan, a defined contribution plan; and (ii) a contribution to the Aon Supplemental Savings Plan, a non-qualified defined contribution plan, of $9,800 for each named executive officer.

Perquisites (Column (b))

In connection with the redomestication, certain of our named executive officers agreed to relocate to London, United Kingdom. Relocation benefits are customary for expatriate assignments for the Company and other employers in its industry. The relocation packages approved are intended to keep the transferred executives "whole" on a total rewards basis, be transparent and equitable and reflect competitive practices and benchmarks of industry counterparts. Aon's shareholders approved the relocation compensation in connection with the special meeting of shareholders held on March 16, 2012, with approximately 94% of the votes cast in favor of the relocation compensation.

For tax preparation services, the amounts included as compensation are the amounts actually paid by Aon to third parties to assist the named executive officer in preparing his or her tax returns. For schooling assistance, the amounts included as compensation are the amounts actually paid by Aon to third parties in connection with the named executive officer's eligible dependents schooling.

In 2013, the Company provided perquisites related to the relocation as follows:

Name	Schooling Assistance ($)	Home Leave Benefits ($)	Household Goods Move ($)	Tax Preparation Services ($)	Housing Related Costs ($)
Gregory C. Case	—	—	—	✓	—
Christa Davies	69,978	—	—	✓	—
Stephen P. McGill	—	—	—	28,985	—
Michael J. O'Connor	✓	✓	✓	30,710	✓

A check mark in the table above indicates that the named executive officer received the perquisite, but the amount is not required to be separately quantified. For a description of cash allowances and cash bonuses paid to our named executive officers in connection with the relocation, see "—Other (Column (c))" below.

Our executive officers are not eligible to use the Company's arrangements with NetJets for personal travel. Infrequently, spouses and guests of our named executive officers accompany the executive when a NetJets flight is already going to a specific destination for a business purpose. This has a minimal cost to the Company and, where applicable, the direct variable costs associated with the additional passenger are included in determining the aggregate incremental cost to Aon. For Mr. Case, the perquisite column includes amounts related to such accompanied travel.

Mr. O'Connor and Ms. Savacool participated in 2013 in Aon's executive health screening program. The amount included in "All Other Compensation" is the actual cost to Aon of the named executive officer's use of this program.

Other (Column (c))

In connection with their relocation to London, United Kingdom in 2012, our relocated named executive officers are also entitled to additional cash compensation in accordance with the terms of their relocation letters and our relocation programs. Allowances became payable to the named executive officers beginning on the date the named executive officer's foreign assignment began, and terminate at the end of the foreign assignment. The following table sets forth the additional compensation received by the named executive officers with respect to 2013 service:

Name	Housing Allowance ($)	Cost of Living Allowance ($)	Foreign Service Allowance ($)	Home Leave Allowance ($)	Transportation Allowance ($)	Waiver/ Retention Bonus ($)	Relocation Allowance ($)
Gregory C. Case	336,000	90,000	135,000	—	—	—	—
Christa Davies	252,000	90,000	120,000	20,000	23,496	156,455	—
Stephen P. McGill	—	90,000	—	—	23,500	100,000	—
Michael J. O'Connor	168,000	60,000	80,000	—	15,664	135,488	3,085

Tax Reimbursement-Equalization (Column (d))

In connection with their relocation to London, United Kingdom, Ms. Davies, Mr. McGill and Mr. O'Connor are entitled to receive a tax equalization benefit designed to equalize the income tax paid by the executive so that his or her total income and social tax costs related to any earnings from the Company while on the international assignment (including earnings related to granting or vesting of equity-based awards) will be no more than an amount the executive would have paid had all of the earnings been taxable solely pursuant to U.S. income and social tax laws. This tax equalization benefit does not include a gross-up feature for U.S. income and social taxes on any earnings, including any taxable relocation benefits.

The tax equalization benefit caps the executive's total income and social tax exposure to what he or she would be taxed on earnings from the Company under the U.S. tax laws (as compared to the U.K. tax laws as in existence from time to time).

The amounts shown in column (d) above in the "All Other Compensation" table represent Aon's calculation of the excess United Kingdom taxes paid above the hypothetical tax that the named executive officer would have paid had he or she not been relocated to London, United Kingdom.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2013

The following table provides information on non-equity incentive plan awards, restricted share unit awards and performance share unit awards granted in 2013 to each of the named executive officers.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underling Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards						Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gregory C. Case	—	—	3,000,000	9,000,000	—	—	—	—	—	—	—
	2/15/2013	—	—	—	—	—	—	18,114(1)	—	—	1,032,498
	3/15/2013	—	—	—	71,995	143,990	287,980	—	—	—	8,355,740

Christa Davies	—	—	1,380,000	4,140,000	—	—	—	—	—	—	—
	2/14/2013	—	—	—	—	—	—	8,368(1)	—	—	479,486
	3/14/2013	—	—	—	22,905	45,810	91,620	—	—	—	2,664,310

Stephen P. McGill	—	—	1,925,000	5,775,000	—	—	—	—	—	—	—
	2/14/2013	—	—	—	—	—	—	9,773(1)	—	—	559,993
	3/14/2013	—	—	—	33,317	66,633	133,266	—	—	—	3,875,375

Michael J. O'Connor	—	—	880,000	2,640,000	—	—	—	—	—	—	—
	2/14/13	—	—	—	—	—	—	4,581(1)	—	—	262,491
	3/14/13	—	—	—	16,659	33,317	66,634	—	—	—	1,937,717
	3/29/13	—	—	—	20,325	40,650	81,300	—	—	—	2,423,960(2)

Kristi Savacool	—	—	800,000	2,400,000	—	—	—	—	—	—	—
	2/14/2013	—	—	—	—	—	—	5,039(1)	—	—	288,735
	3/14/2013	—	—	—	16,659	33,317	66,634	—	—	—	1,937,717

(1)
This amount represents the restricted share unit portion of the named executive officer's incentive bonus earned in 2012 and granted in 2013 under the ISP pursuant to the terms of the Shareholder-Approved Plan for 2012 service. Annual bonus eligibility for 2012 service for any executive officer was capped at $10 million under the Shareholder-Approved Plan. Within the framework of the Shareholder-Approved Plan, we set bonus eligibility for 2012 incentive bonuses for our named executive officers as follows: the target amount of each executive's bonus as a percentage of base salary was 200% for Mr. Case, 175% for Mr. McGill, 150% for Ms. Davies and 100% for Mr. O'Connor and Ms. Savacool; the bonus range was capped at 600% for Mr. Case, 525% for Mr. McGill, 450% for Ms. Davies and 300% for Mr. O'Connor and Ms. Savacool. The determination of the actual bonus amount payable was determined based, among other things, on Aon's performance overall, the performance of the executive's business unit and individual performance.

These restricted share units will vest in installments of 33 1/3% on the first through third anniversaries of the date of grant. Dividend equivalents are paid quarterly in cash on unvested restricted share units granted pursuant to the ISP and voting rights do not attach to any unvested restricted share units. See "Performance-Based Annual Bonus" in the Compensation Discussion and Analysis for information on the terms of these plans applicable to 2013 performance.

(2)
Amount represents the grant date fair value of an additional grant of performance share units having a target value of $2,500,000 awarded in connection with the 2013 amendment of Mr. O'Connor's employment agreement. The amount shown in the table above is the grant date fair value of the awards determined in accordance with ASC Topic 718 based on the probable outcome of the performance conditions at the time of grant and not the target value of the award. The grant is subject to the same vesting conditions as the other awards granted under LPP 8.

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Columns (c), (d) and (e))

The amounts shown reflect the incentive plan awards for 2013 service made to each named executive officer under the Shareholder-Approved Plan. The amounts shown in column (d) represent the target payment level of 200% for Mr. Case, 175% for Mr. McGill, 150% for Ms. Davies and 100% for Mr. O'Connor and Ms. Savacool of their base salary and the amounts shown in column (e) reflect the maximum payment level of the lesser of three times the target incentive amount or $10,000,000 as provided by the terms of the Shareholder-Approved Plan. For Ms. Davies and Mr. O'Connor, the annual foreign service allowance is included with base salary in determining their bonus targets.

The Shareholder-Approved Plan does not contain a threshold payment level for each named executive officer. If pre-established performance measures are not met, no payments are made.

The amounts in columns (d) and (e) represent 100% of the target and maximum payment levels of the award; however, pursuant to the terms of the ISP for 2013 service, the awards granted to the named executive officers were paid 65% in cash and 35% in restricted share units. The actual cash portions paid to the named executive officers are set forth in column (g) "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table. The actual restricted share unit portions of the awards granted to the named executive officers are set forth in the footnote to column (g) "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table.

For more information regarding the terms of the Shareholder-Approved Plan, see the section entitled "Analysis of 2013 Key Compensation Decisions" in the Compensation Discussion and Analysis.

Estimated Possible Payouts Under Equity Incentive Plan Awards (Columns (f), (g) and (h))

The amounts shown in columns (f), (g) and (h) represent the threshold, target and maximum payout levels of performance share units granted to certain of the named executive officers pursuant to Aon's LPP 8 that will be earned and settled in Ordinary Shares if certain performance criteria are achieved during the 2013 to 2015 performance period. As the potential payments are dependent on the achievement of certain performance criteria, actual payouts could differ by a significant amount. For more information regarding the terms of these performance share units and the LPP 8, see the section entitled "Analysis of 2013 Key Compensation Decisions" in the Compensation Discussion and Analysis.

Grant Date Fair Value of Stock and Option Awards (Column (l))

The amounts shown in column (l) are the grant date fair values of the various awards. The grant date fair value generally reflects the aggregate grant date fair value computed in accordance with ASC Topic 718 and, with respect to the performance share unit awards granted under the LPP, is based on the probable outcome of the performance-based conditions at the time of grant. These amounts do not correspond to the actual value (if any) that may be recognized by the named executive officers.

EMPLOYMENT AGREEMENTS AND OTHER COMPENSATION ARRANGEMENTS

Each of the named executive officers has entered into an Employment Agreement with Aon that addresses the payments and benefits these individuals will receive under various termination scenarios. These payments and benefits are described in the section entitled "Potential Payments on Termination or Change-in-Control" set forth in this proxy statement. Non-competition and non-solicitation covenants apply to each of the named executive officers for a period of two years, in each case following the termination of employment of such executive without regard to the reason for such termination.

In addition to the employment agreements, each of the named executive officers has entered into a severance agreement with Aon. Please see the section entitled "Potential Payments on Termination or Change-in-Control" of this proxy statement for a description of these agreements.

Mr. Case's Employment Agreement

Aon has entered into an Amended and Restated Employment Agreement with Gregory C. Case, our President and Chief Executive Officer, dated November 13, 2009, which commenced November 13, 2009 and will expire April 3, 2015 unless terminated earlier. The agreement provides that Mr. Case will be employed as Aon's President and Chief Executive Officer. The agreement also provides that Mr. Case will be nominated for re-election as a member of the Board at each annual meeting of shareholders during the period of his employment.

The agreement provides for an initial base salary of $1,500,000, subject to adjustment at the discretion of the Board, a target annual incentive bonus of not less than 200% of his base salary and an annual incentive bonus of up to 300% of the target annual incentive bonus, subject to the cap established under the Shareholder-Approved Plan. The Board retains the discretion to determine Mr. Case's actual bonus payment.

Pursuant to the agreement, Mr. Case received an additional award pursuant to Aon's LPP for the performance period from January 1, 2010 through December 31, 2012 with a grant date target value of $10,000,000. The $10,000,000 value was in addition to the value otherwise granted to Mr. Case pursuant to Aon's regular annual long-term incentive award process, and was settled in 2013. See "Option Exercises and Shares Vested in Fiscal 2013" below. In addition, the agreement provides that Mr. Case will be provided with life insurance coverage in an amount no less than $5,000,000 during the term of the agreement.

Ms. Davies' Employment Agreement

Aon has entered into an Employment Agreement with Christa Davies, our Executive Vice President, Global Finance and Chief Financial Officer, dated as of October 3, 2007, which was amended on March 27, 2012 and which expires on March 31, 2017. The agreement, as amended, provides that Ms. Davies will be employed as Aon's Executive Vice President, Global Finance and Chief Financial Officer. The agreement, as amended, provides for a base salary of no less than $800,000, subject to adjustment at the discretion of the Chief Executive Officer and the Compensation Committee of the Board, and a target annual incentive bonus of 150% of her base salary.

Pursuant to the amendment Ms. Davies received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2012 and ending December 31, 2014 with a grant date target value of $6,000,000. This additional award will be earned based upon the same performance criteria and weightings as the regular annual long-term incentive award, which is also the same for other participants in Aon's LPP for the performance period.

Mr. McGill's Employment Agreement

Aon entered into an Employment Agreement with Stephen P. McGill, our Group President—Aon plc, Chairman and Chief Executive Officer of Aon Risk Solutions, dated December 7, 2010, which commenced effective as of November 18, 2010 and will expire November 18, 2015, unless terminated earlier. The agreement provides that Mr. McGill will be employed as the Chairman and Chief Executive Officer of Aon Risk Solutions. The agreement provides for a base salary of no less than $1,100,000, subject to adjustment at the discretion of the Chief Executive Officer and the Compensation Committee of the Board. The Board retains the discretion to determine Mr. McGill's actual bonus payment.

In addition, Mr. McGill received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2011 and ending December 31, 2013 with a grant date target value of $6 million. The $6 million value was in addition to the value to be otherwise granted to Mr. McGill pursuant to Aon's regular annual long-term incentive award process, and will be earned based on the same performance criteria and weightings as the regular annual long-term incentive award, which was also the same for other participants in Aon's LPP for the performance period.

Mr. O'Connor's Employment Agreement

Aon has entered into an Employment Agreement with Michael J. O'Connor, our Chief Executive Officer of Aon Risk Solutions, dated as of March 29, 2013 that will expire on March 1, 2018 unless terminated earlier. The agreement provides for a base salary of no less than $800,000, subject to adjustment, and a target annual incentive bonus of 100% of his base salary, subject to a cap of 300% of his base salary. Pursuant to the agreement, Mr. O'Connor received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2013 and ending December 31, 2015 with a grant date target value of $2,500,000. This additional award will be earned based on the same performance criteria and weightings as the regular annual long-term incentive award, which is also the same for other participants in Aon's LPP for the performance period.

Ms. Savacool's Employment Agreement

Aon has entered into an Employment Agreement with Kristi Savacool, the Chief Executive Officer of Aon Hewitt dated as of September 30, 2010, which was amended on May 16, 2011, which will expire on September 30, 2015 unless terminated earlier. The agreement, as amended, provides for a base salary of no less than $800,000, subject to adjustment, and a target annual incentive bonus of 100% of her base salary, subject to a cap of 300% of her base salary.

In addition, under the terms of the agreement, as amended, Ms. Savacool received an award pursuant to Aon's LPP for the performance period beginning January 1, 2011 and ending December 31, 2013 with a grant date target value of $1,000,000 and an award pursuant to Aon's AHPP for the performance period beginning January 1, 2011 and ending December 31, 2013 with a grant date target value of $1,000,000.

International Assignment Letters

In connection with the redomestication, in 2012, Aon entered into international assignment letters with each of Mr. Case, Ms. Davies, Mr. McGill and Mr. O'Connor. The letter describes the international assignment and sets forth the relocation benefits to the executive, which are described below. The letter is not intended to diminish the rights of the executive under his or her current employment arrangement; however, the letter provides by its terms that the executive's acceptance of the international assignment, and repatriation thereafter, shall not give rise to any right to terminate for good reason (as such term is defined in the executive's employment agreement, if applicable). The letter will only remain in effect during the international assignment, and is not intended to continue for more than two years.

Depending on each executive's personal circumstances, and as disclosed in the tables above, the relocation packages generally provide some or all of the following benefits, each shown in U.S. dollars:

•
A monthly housing allowance of approximately (a) $28,000 for Mr. Case and (b) $21,000 for the other executive officers;

•
A monthly cost of living differential, equal to 15% of the executive's monthly base salary (such monthly salary considered in the formula is subject to a cap of $50,000);

•
A monthly foreign service allowance of up to the monthly equivalent of 15% of the executive's annual base salary as of January 12, 2012;

•
An annual waiver/retention bonus, ranging from $0 for Mr. Case to $210,000 for certain of the other relocating executive officers;

•
A monthly transportation allowance of approximately $2,000;

•
An annual home leave benefit of $5,000 per family member, providing one round-trip air fare for the executive, his or her partner and eligible dependents;

•
Eligible dependents' schooling assistance, including tuition and application fees;

•
A households goods move at the beginning and end of the international assignment;

•
A one-time relocation allowance of the sum of the executive's monthly base salary plus $10,000 (capped at $80,000);

•
A tax equalization benefit (without a tax gross-up feature insulating the executive from incurring any U.S. income or social tax, such as FICA, on the relocation benefits) designed to equalize the income tax paid by the executive so that his or her total income and social tax costs related to any earnings from the Company while on the international assignment (including earnings related to granting or vesting of equity-based awards) will be no more than an amount the executive would have paid had all of the earnings been taxable solely pursuant to the U.S. income and social tax laws; and

•
Enhanced tax preparation and planning and expatriate services for the tax years covered by the international assignment or for which international earnings are taxed by the host country.

The annual waiver/retention bonus is subject to recoupment under certain circumstances resulting in termination of the executive officer's employment during the period of the international assignment. All of the relocation benefits are subject to recoupment if the executive officer resigns employment with the Company within two years of commencing the international assignment, or twelve months after the end thereof, and becomes employed by a direct competitor of the Company.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

The following table sets forth information regarding outstanding share options, restricted share units and performance share units held by each of the named executive officers on December 31, 2013. See "Potential Payments on Termination or Change-in-Control" for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

		Option Awards					Stock Awards
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory C. Case	4/4/2005	1,000,000	—	—	22.8600	4/4/2015	—	—	—	—
	3/13/2008	96,432	—	—	40.9100	3/13/2014	—	—	—	—
	3/20/2009	107,582	—	—	39.0400	3/20/2015	—	—	—	—
	2/18/2011(2)	—	—	—	—	—	6,612	554,680	—	—
	3/18/2011(3)	—	—	—	—	—	323,264	27,118,617	—	—
	2/17/2012(2)	—	—	—	—	—	9,799	822,038	—	—
	3/16/2012(4)	—	—	—	—	—	—	—	351,236	29,465,188
	2/15/2013(2)	—	—	—	—	—	18,114	1,519,583	—	—
	3/15/2013(4)	—	—	—	—	—	—	—	287,980	24,158,642

Christa Davies	11/12/2007	100,000	—	—	45.8950	11/12/2017	—	—	—	—
	3/19/2009	34,678	—	—	38.9300	3/19/2015	—	—	—	—
	2/17/2011(2)	—	—	—	—	—	3,595	301,585	—	—
	3/17/2011(3)	—	—	—	—	—	106,158	8,905,595	—	—
	2/16/2012(2)	—	—	—	—	—	6,623	555,603	—	—
	3/15/2012(4)	—	—	—	—	—	—	—	112,176	9,410,445
	3/27/2012(4)	—	—	—	—	—	—	—	246,812	20,705,059
	2/14/2013(2)	—	—	—	—	—	8,368	701,992	—	—
	3/14/2013(4)	—	—	—	—	—	—	—	91,620	7,686,002

Stephen P. McGill	5/15/2005(2)	—	—	—	—	—	41,250	3,460,463	—	—
	3/19/2009	46,237	—	—	38.9300	3/19/2015	—	—	—	—
	2/17/2011(2)	—	—	—	—	—	4,381	367,522	—	—
	3/17/2011(3)	—	—	—	—	—	347,424	29,145,399	—	—
	2/16/2012(2)	—	—	—	—	—	8,340	699,643	—	—
	3/15/2012(4)	—	—	—	—	—	—	—	163,166	13,687,996
	2/14/2013(2)	—	—	—	—	—	9,773	819,857	—	—
	3/14/2013(4)	—	—	—	—	—	—	—	133,266	11,179,685

Michael J. O'Connor	2/29/2008	50,000	—	—	41.8050	2/28/18	—	—	—	—
	3/19/2009	7,707	—	—	38.9300	3/19/2015	—	—	—	—
	2/17/2011(2)	—	—	—	—	—	2,246	188,417	—	—
	3/17/2011(3)	—	—	—	—	—	77,206	6,476,811	—	—
	2/16/2012(2)	—	—	—	—	—	3,924	329,184	—	—
	3/15/2012(4)	—	—	—	—	—	—	—	81,582	6,843,914
	2/14/2013(2)	—	—	—	—	—	4,581	384,300	—	—
	3/14/2013(4)	—	—	—	—	—	—	—	66,634	5,589,926
	3/29/2013(4)	—	—	—	—	—	—	—	81,300	6,820,257

Kristi Savacool	3/17/2011(5)	—	—	—	—	—	9,651	809,580	—	—
	3/17/2011(3)	—	—	—	—	—	38,602	3,238,322	—	—
	2/16/2012(2)	—	—	—	—	—	4,660	390,927	—	—
	3/15/2012(4)	—	—	—	—	—	—	—	81,582	6,843,914
	2/14/2013(2)	—	—	—	—	—	5,039	422,722	—	—
	3/14/2013(4)	—	—	—	—	—	—	—	66,634	5,589,926

(1)
For options issued prior to January 1, 2009, the exercise price was determined by averaging the high and low selling prices of a share of Aon Corporation common stock on the NYSE on the grant date. For options issued after that date, the exercise price is determined using the closing price of a share of Aon Corporation common stock on the NYSE on the grant date.

(2)
The vesting schedule for the restricted share units, other than performance share units, held by each named executive officer is as follows:

Vesting Date	Gregory C. Case	Christa Davies	Stephen McGill	Michael J. O'Connor	Kristi Savacool
2/14/2014	—	2,790	3,258	1,527	1,680
2/15/2014	6,038	—	—	—	—
2/16/2014	—	3,312	4,170	1,962	2,330
2/17/2014	4,900	3,595	4,381	2,246	—
2/18/2014	6,612	—	—	—	—
5/15/2014	—	—	13,750	—	—
2/14/2015	—	2,789	3,258	1,527	1,680
2/15/2015	6,038	—	—	—	—
2/16/2015	—	3,311	4,170	1,962	2,330
2/17/2015	4,899	—	—	—	—
5/15/2015	—	—	27,500	—	—
2/14/2016	—	2,789	3,257	1,527	1,679
2/15/2016	6,038	—	—	—	—

TOTAL	34,525	18,586	63,744	10,751	9,699

(3)
The performance share units convert into Ordinary Shares on a one-to-one basis after the conclusion of a three-year performance period. For performance share units with a 3/17/2011 or 3/18/2011 grant date, the three-year performance period ended on December 31, 2013. These performance share units were subsequently settled into Class A Ordinary Shares of Aon plc on February 13, 2014 or February 14, 2014.

(4)
The performance share units convert into Ordinary Shares on a one-to-one basis after the conclusion of a three-year performance period. For the LPP, a pre-established cumulative earnings per share target as certified by the Compensation Committee in the first quarter of the following year after the performance period has ended must be met. For LPP performance share units with a 3/15/2012, 3/16/2012 or 3/27/2012 grant date, the three-year performance period ends on December 31, 2014 and for LPP performance share units with a 3/14/2013, 3/15/2013 or 3/29/2013 grant date, the three-year performance period ends on December 31, 2015.

If the minimum or threshold performance is not attained, the performance share units will be forfeited. In this table the maximum number of performance share units is shown for all outstanding LPP cycles, as each cycle is currently tracking at or above target payout levels. The market value is calculated using $83.89, the closing price of an Ordinary Share of Aon plc on the NYSE on December 31, 2013. If Aon does not attain the maximum cumulative target over the three-year period, the number of Ordinary Shares received by the named executive officers upon settlement will be reduced.

(5)
The performance share units convert into Ordinary Shares on a one-to-one basis after the conclusion of a three-year performance period. For the AHPP, a pre-established adjusted three-year cumulative segment pre-tax income target as certified by the Compensation Committee in the first quarter of the following year after the performance period has ended must be met. The performance period for these performance share units ended on December 31, 2013. The minimum or threshold performance was not attained and the performance share units were forfeited. For these performance share units, the threshold award value is displayed. The market value is calculated using $83.89, the closing price of an Ordinary Share of Aon plc on the NYSE on December 31, 2013.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2013

The following table sets forth (1) the number of Class A Ordinary Shares of Aon plc acquired during 2013 by our named executive officers upon the exercise of share options, the vesting of restricted share unit awards and the settlement of performance share unit awards, and (2) the value realized upon such exercise, vesting or settlement.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
(a)	(b)	(c)	(d)	(e)
Gregory C. Case	118,985	2,699,346	378,087	21,680,657
Christa Davies	29,333	739,371	58,418	3,353,566
Stephen P. McGill	74,324	2,324,140	90,180	5,299,618
Michael J. O'Connor	22,000	418,045	55,147	3,226,763
Kristi Savacool	—	—	2,331	132,844

(1)
The amounts shown in column (b) reflect the aggregate number of Class A Ordinary Shares of Aon plc underlying options that were exercised in 2013.

(2)
Calculated by multiplying (a) the difference between (i) the market price of Class A Ordinary Shares of Aon plc on the exercise date, and (ii) the exercise price of the options, by (b) the number of Class A Ordinary Shares of Aon plc acquired upon exercise.

(3)
Represents (a) the vesting of restricted share units granted under the Aon Corporation 2011 Incentive Plan and (b) the settlement of performance share unit awards granted under the LPP on March 9, 2010 for each of the named executive officers other than Ms. Savacool, for the three-year performance period ending on December 31, 2012, which were converted into Ordinary Shares on February 15, 2013. Of the amounts shown, the following aggregate number of Class A Ordinary Shares of Aon plc were withheld to pay taxes due in connection with the vesting: Mr. Case, 174,922 shares; Ms. Davies, 24,984 shares; Mr. McGill, 40,079 shares; Mr. O'Connor, 23,444 shares and Ms. Savacool, 762 shares.

(4)
Calculated by multiplying (a) the fair market value of Class A Ordinary Shares of Aon plc on the vesting date, which was determined using the closing price on the NYSE of a Class A Ordinary Share of Aon plc on the date of vesting or, if such day is a holiday, on the immediately preceding working day, by (b) the number of Class A Ordinary Shares of Aon plc acquired upon vesting.

NONQUALIFIED DEFERRED COMPENSATION IN FISCAL YEAR 2013

The table below shows any executive contributions, contributions by Aon, earnings, withdrawals and account balances for the named executive officers with respect to each of the following non-qualified savings plans of Aon:

•
the Aon Deferred Compensation Plan, referred to as the "Deferred Compensation Plan," and

•
the Aon Supplemental Savings Plan, referred to as the "Supplemental Savings Plan."

See the section entitled "Executive and Relocation Benefits" in the Compensation Discussion and Analysis and the narratives set forth below the following table for additional information on these plans.

Name	Name of Plan	Executive Contributions in Last Fiscal Year ($)	Aon Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
	(a)	(b)	(c)	(d)	(e)	(f)
Gregory C. Case	Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	9,800	784	—	84,768

Christa Davies	Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	9,800	9,845	—	71,683

Stephen P. McGill	Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	9,800	2,908	—	34,337

Michael J. O'Connor	Deferred Compensation Plan	—	—	(1,247)	—	289,981
	Supplemental Savings Plan	—	9,800	5,421	—	65,260

Kristi Savacool	Deferred Compensation Plan	—	—	—	—	—
	Supplemental Savings Plan	—	9,800	2,997	—	34,426

(1)
These amounts are included in "All Other Compensation" for 2013 in the Summary Compensation Table.

(2)
In November 2013, Aon changed investment options available under the Deferred Compensation Plan to include a fixed return of 6%. Of the amount shown in this column, $608 was included as 2013 compensation for Mr. O'Connor in the Summary Compensation Table as above-market earnings. Otherwise, no amounts in this column are included as 2013 compensation in the Summary Compensation Table.

(3)
The following table provides the amount reported in the "Aggregate Balance at Last Fiscal Year End" column for each named executive officer that has been previously reported as compensation in the Summary Compensation Tables for 2013, 2012 and 2011.

Name	Name of Plan	Amount Included in 2013 Compensation in Summary Compensation Table ($)	Amount Included in 2012 Compensation in Summary Compensation Table ($)	Amount Included in 2011 Compensation in Summary Compensation Table ($)
Gregory C. Case	Supplemental Savings Plan	9,800	10,000	10,200
Christa Davies	Supplemental Savings Plan	9,800	10,000	7,650
Stephen P. McGill	Supplemental Savings Plan	9,800	10,000	10,200
Michael J. O'Connor	Supplemental Savings Plan	10,408	N/A(a)	N/A(a)
Kristi Savacool	Supplemental Savings Plan	9,800	10,000	10,200

(a)
The compensation of Mr. O'Connor was not reported in a Summary Compensation Table in 2011 or 2012.

Aon Deferred Compensation Plan ("Deferred Compensation Plan")

The Deferred Compensation Plan is an unfunded, unsecured nonqualified deferred compensation program that allows participants to defer:

•
Up to 75% of their base salary;

•
All or a portion of their annual performance bonus; and

•
Up to 75% of other earnings, including certain hiring, retention or non-performance bonuses.

Aon does not make any company contributions to the Deferred Compensation Plan. The aggregate balances shown above represent amounts that the named executive officers earned but elected to defer, plus earnings or losses. Deferrals may be allocated among a choice of three valuation funds that are used to determine investment gains or losses credited to the accumulated account balance. Participants can change their investment selections on a going-forward basis by contacting the Plan's administrator.

When participants elect to defer amounts into the Deferred Compensation Plan, they must also select when the amounts ultimately will be distributed to them. Distributions may either be made in a specific year, whether or not employment has then ended, or after the executive's retirement or termination.

Participants who elect to have distributions made in a specific year must choose a payout date that is at least three years after the date of the first deferral election, and can elect to receive a single, lump-sum payment or up to five annual installments. Distributions begin as soon as practicable after February 28 of the elected calendar year. Participants who elect to have distributions made at retirement or termination can elect to receive a single, lump-sum payment or up to ten annual installments. Payments commence as soon as practicable after February 28 of the year following termination of employment, unless they are considered a "key employee" under Section 409A of the Internal Revenue Code, in which case payment is delayed at least six months after date of termination.

Aon Supplemental Savings Plan ("Supplemental Savings Plan")

The named executive officers may, similar to all U.S. employees hired in 2004 or later, participate at their election in the Aon Savings Plan, a defined contribution 401(k) plan (the "Aon Savings Plan"). The Aon Supplemental Savings Plan was created to provide matching and other company allocations similar to those that participants in the Aon Savings Plan would have received had the Internal Revenue Code limits not restricted contributions under the Aon Savings Plan. Participants eligible for Aon Savings Plan matching contributions who are active at the end of the plan year and who attain the IRS 401(k) contribution limit and compensation limit (or participate in the Deferred Compensation Plan) receive supplemental allocations to the Supplemental Savings Plan based on their years of service and their match eligible compensation in excess of the IRS limit or Deferred Compensation Plan deferrals (to a combined plan limit of $500,000). Distributions from the Supplemental Savings Plan must begin at the earlier of retirement or age 65.

Each of the named executive officers participated in the Supplemental Savings Plan in 2013. If the named executive officer contributes the maximum permissible amount to the Aon Savings Plan, the Supplemental Savings Plan provides for a company allocation as a percentage of compensation in excess of the IRS limit ($255,000 in 2013), with such compensation capped at $500,000. The percentage allocation varies by length of service but in the first four years of employment the allocation percentage is 3% and increases to 6% after 15 years of service. Aon made the following allocations for 2013 to the respective accounts of each of Mr. Case, Ms. Davies, Mr. McGill, Mr. O'Connor and Ms. Savacool: a matching contribution to each named executive officer's account under the Aon Savings Plan of $15,300, and an allocation to the Aon Supplemental Savings Plan account of $9,800.

Going forward, each of the named executive officers will continue to be eligible for the Aon Savings Plan and the associated Supplemental Savings Plan.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE-IN-CONTROL

Severance Agreements

Aon has entered into severance agreements, as amended, which we refer to as "Tier 1 Agreements," with certain of its key executive officers, including each of the named executive officers. We refer to these officers as "Tier 1 Executives."

The Tier 1 Agreements are intended to secure the continued service and to ensure the dedication and objectivity of the Tier 1 Executives in the event of an actual or threatened change-in-control (as defined below) of Aon.

The Tier 1 Agreement between Aon and each Tier 1 Executive provides that the executive receives the following severance benefits upon qualifying terminations (as defined below) of employment in connection with or within two years following a change-in-control of Aon: (a) the executive's base salary through the date of termination, a pro-rated bonus based upon the executive's average annual cash incentive for the preceding three years; (b) for Tier 1 Executives other than Mr. Case, two times the sum of: (i) the executive's annual base salary in effect on the date of termination; and (ii) the executive's average incentive compensation over the previous two years (with regard to Mr. Case, three times the sum of (i) his highest annual base salary in effect during the twelve-month period prior to the date of termination; and (ii) his target annual incentive bonus for the fiscal year in which the date of termination occurs); (c) the amount forfeited by the executive under any qualified defined contribution plan as a result of the executive's termination; and (d) the executive's accrued benefits under Aon's nonqualified benefit plans, which shall vest and be payable with two additional years of age and service credit and, in the case of the Supplemental Savings Plan, two additional years of plan contributions (with regard to Mr. Case, three additional years of age and service credit and, in the case of the Supplemental Savings Plan, three additional years of plan contributions). In addition, pursuant to the terms of Mr. Case's severance agreement, Aon is required to pay Mr. Case a lump sum cash amount equal to the actuarial equivalent of Mr. Case's accrued benefits under Aon's nonqualified benefit plans within 30 days of his termination of employment with Aon. Qualifying terminations consist of termination by Aon other than for cause (as defined in the Tier 1 Agreements) or by the executive for good reason (as defined in the Tier 1 Agreements), in each case in connection with or within two years following a change-in-control of Aon.

As defined in the Tier 1 Agreements:

•
"Good reason" means: (1) a material adverse change in authority, powers, functions, duties or responsibilities; (2) a material reduction in salary or bonus opportunity; (3) a failure to maintain material employee benefit or compensation plans; (4) a reassignment of the executive to an office location more than 50 miles from the executive's current location; or (5) a failure by Aon to require a successor to assume Aon's obligations under the severance agreement, and

•
"Cause" means: (1) a material breach by the executive of the executive's duties and responsibilities which is demonstrably willful and deliberate, which is committed in bad faith or without reasonable belief that the breach is in the best interests of Aon and which is not remedied in a reasonable period of time after receipt of written notice from Aon of such breach; (2) gross misconduct, theft, fraud, breach of trust or any act of dishonesty by the executive which results in material harm to Aon; or (3) the commission by the executive of a felony involving moral turpitude.

Each Tier 1 Agreement between Aon and each Tier 1 Executive also requires that Aon maintain medical, dental and life insurance on behalf of Tier 1 Executives other than Mr. Case for two years (with regard to Mr. Case, for three years), or, if earlier, until the executive becomes eligible for substantially equivalent benefits from another employer. In addition, all share options and other equity awards will become fully vested and each option will remain exercisable until the expiration of its term. The agreements for executives not based in the United States were modified to conform to local benefit practices and to comply with local laws.

A "change-in-control" for purposes of the agreements generally occurs upon any of the following: (a) an acquisition of 30% or more of either outstanding Ordinary Shares or the combined voting power of the outstanding securities entitled to vote; (b) a change in the majority of the current Board; (c) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Aon (unless (i) the existing shareholders receive more than 60% of the outstanding Ordinary Shares and the combined voting power of the surviving company, as the case may be, (ii) no person or group owns 30% or more of the outstanding Ordinary Shares or combined voting power of the surviving company and (iii) there is no change in the majority of the Board); or (d) a liquidation or dissolution of Aon.

As a condition to the receipt of payments and benefits pursuant to the Tier 1 Agreement, the executive is required to enter into an agreement with Aon providing that the executive will not compete with Aon or solicit employees or customers of Aon for a two-year period and will not use or disclose any confidential information of Aon. In addition, the Tier 1 Agreement provides for a full release by the executive of claims in connection with the payment of severance benefits.

Pursuant to the terms of the severance agreements with each of our named executive officers, Aon is not obligated to provide a gross-up payment in connection with any excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. In addition, Mr. Case's severance agreement provides that Mr. Case's cash and non-equity award payments shall be capped at the "safe harbor" amount under Section 280G of the Code, such that the cash and non-equity award payments are not deemed to be "excess parachute payments" within the meaning of Section 280G of the Code. The severance agreements with Ms. Davies, Mr. McGill, Mr. O'Connor and Ms. Savacool provide that his or her payments and benefits shall be capped at the greater of: (i) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (ii) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to them of receipt thereof.

The Board may terminate the Tier 1 Agreements for Tier 1 Executives upon 120 days' notice to an executive; provided that no termination may occur if the Board has knowledge of an action to effect a change-in-control or if there has been a change-in-control. In any event, each executive's Tier 1 Agreement will terminate upon the first to occur of the executive's death and the termination of the employment relationship of the executive prior to a change-in-control.

Employment Agreements

As noted in the narrative captioned "Employment Agreements and Other Compensation Arrangements" following the table captioned "Grants of Plan-Based Awards in Fiscal Year 2013" each of the named executive officers has entered into an employment agreement with Aon. The terms of these various employment agreements that provide benefits upon a change-in-control or the termination of employment under various scenarios are set forth below.

Mr. Case's Employment Agreement

Mr. Case's employment agreement provides that, in the event of Mr. Case's death during the term of the agreement, his heirs, executors or the administrators of his estate will receive: (i) his accrued base salary through and including his date of death; (ii) any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs; (iii) a prorated annual incentive bonus through and including his date of death; (iv) other employee benefits to which he was entitled at the time of his death in accordance with the terms of the plans and programs of Aon; and (v) accelerated vesting of the restricted share unit awards, continued vesting of the share option awards and payment or vesting of any other long-term incentive awards, in each case granted to him pursuant to the agreement. If Mr. Case's employment is terminated due to his incapacity or disability, he will receive the payments and benefits set forth in items (i) through (v) of the immediately preceding sentence, substituting the word "disability" for "death."

Mr. Case's employment agreement also provides that if Aon terminates Mr. Case's employment for cause (as defined in the agreement) as determined by a majority of the members of the Board (excluding Mr. Case), Mr. Case will be entitled to receive: (i) his accrued base salary through and including his date of termination; and (ii) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of Aon. In the event of a termination for cause, Mr. Case must immediately resign from Aon's Board.

If Aon terminates his employment for any other reason (other than for cause as defined in the agreement), Mr. Case will be entitled to receive: (i) his accrued base salary through and including his date of termination; (ii) any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs; (iii) a prorated annual incentive bonus through and including his date of termination, subject to the satisfaction of the specified performance goals established for the applicable bonus year; (iv) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of Aon; provided that Aon shall continue to provide medical, dental and vision benefits to Mr. Case, his spouse and dependent children for a period of 24 months following the date of termination, followed with immediate eligibility for coverage under Aon's retiree medical program until Mr. Case, his spouse and dependent children become covered by the plan of another employer providing comparable benefits; (v) accelerated vesting of the restricted share unit awards, continued vesting of the share option awards and payment or vesting of any other long-term incentive awards, in each case granted to him pursuant to the agreement; (vi) a lump sum cash payment equal to two times Mr. Case's target annual incentive bonus for the bonus year in which his employment terminates; and (vii) subject to continuing compliance with the non-competition, non-solicitation and confidentiality covenants set forth in the agreement, an amount equal to two times Mr. Case's base salary, payable in installment payments when Aon provides salary payments to its executives generally, through the two-year non-competition period.

If Mr. Case voluntarily terminates his employment with good reason (as defined in the agreement), he will be entitled to receive the payments and benefits set forth in items (i) through (vii) of the immediately preceding sentence. Under his employment agreement, "good reason" is defined as (a) the assignment to Mr. Case of any duties materially inconsistent with his position, authority, duties or responsibilities contemplated by his employment agreement; (b) Aon's failure to comply with the provisions of his employment agreement regarding compensation; (c) Aon's requirement that Mr. Case's principal office be located more than fifty (50) miles outside of the greater Chicago metropolitan area (other than as set forth in his international assignment letter); or (d) any other material breach by Aon of his employment agreement.

If Mr. Case voluntarily terminates his employment for any reason (other than with good reason), he will be entitled to receive: (i) his accrued base salary through and including his date of termination; and (ii) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of Aon. In addition, if Mr. Case's employment is terminated for any reason other than by Aon for cause (as defined in the agreement) after Mr. Case has attained at least age 50, which occurred in December 2013, and completed at least 10 years of continuous employment, Mr. Case, his spouse and his dependent children will be eligible for coverage under Aon's retiree medical program.

Non-competition and non-solicitation covenants apply to Mr. Case for a period of two years following the termination of his employment without regard to the reason for such termination.

Ms. Davies' Employment Agreement

Ms. Davies' employment agreement, as amended, provides that, in the event of the death of Ms. Davies during the term of the agreement, her heirs, executors or the administrators of her estate will receive: (i) her accrued base salary through and including her date of death plus any unpaid annual or long-term bonus earned for the completed year prior to her death; and (ii) a lump sum cash payment equal to her base salary at the date of death through March 31, 2017, reduced by the amount of any benefits paid under any life insurance policy maintained by Aon for her benefit. In the event of Aon's termination of the employment of Ms. Davies by reason of disability, she will receive: (i) her accrued base salary through and including her date of termination plus any unpaid annual or long-term bonus earned for the completed year prior to her termination; and

(ii) continuation of her base salary at the rate in effect at the date of termination through March 17, 2017, reduced by the amount of any benefits paid under any disability insurance policy maintained by Aon for her benefit.

Ms. Davies' employment agreement also provides that if Aon terminates Ms. Davies' employment for cause due to a failure to perform her material duties under the agreement, Ms. Davies will be entitled to receive: (i) her accrued base salary through the date of termination; (ii) the continuation of her base salary for a period of two years from the date of termination; and (iii) other employee benefits to which she was entitled at the time of her termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Ms. Davies' employment for cause as set forth in her employment agreement (other than as provided in the immediately preceding sentence), Ms. Davies will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Ms. Davies' employment for any reason, other than for cause, or other than due to death or disability, Aon must give Ms. Davies 365 days prior written notice of termination, and she will be entitled to the following: (i) for the period of time beginning with Aon's delivery of notice of termination to Ms. Davies and extending through the date of termination: (a) Aon will continue to pay her salary at the rate in effect on the date of delivery of notice of termination; (b) Ms. Davies will remain eligible for annual bonuses determined in accordance with the terms of the senior management incentive plan; (c) Ms. Davies will continue to be entitled to all employee benefits; and (d) Ms. Davies will continue to vest in and be eligible to earn long-term incentive awards; (ii) on the termination date, Ms. Davies shall receive a lump sum cash payment equal to any accrued but unpaid base salary; any unpaid annual or long-term bonus earned for the completed year prior to such date; and an amount equal to her target full-year annual incentive award based on her base salary and target annual award percentage (or value, as applicable) as determined under the senior management incentive plan in effect for the bonus year in which the notice of termination is given; and (iii) for two years, provided that Ms. Davies complies with the non-competition, non-solicitation and confidentiality provisions of the employment agreement, the continuation of base salary at the rate in effect on the date notice of termination is given.

If Ms. Davies voluntarily terminates her employment for any reason (other than good reason), Ms. Davies must give Aon ninety (90) days prior written notice and will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Ms. Davies voluntarily terminates her employment for good reason (as defined in the agreement), Ms. Davies must give Aon thirty (30) days prior written notice and Ms. Davies will receive the benefits outlined in the last sentence of the immediately preceding paragraph, with the date of the delivery by Ms. Davies to Aon of notice of termination deemed to be the date of the notice of termination, and the date specified in such notice as Ms. Davies' last day of employment with Aon as the termination date. Under her employment agreement, "good reason" is defined as (a) the assignment to Ms. Davies of any duties materially inconsistent with her position, authority, duties or responsibilities contemplated by her employment agreement; (b) Aon's failure to comply with the provisions of her employment agreement regarding compensation; or (c) any other material breach by Aon of her employment agreement.

In addition, if Ms. Davies is terminated without cause, or if she voluntarily terminates her employment for good reason, the share awards and share options granted to Ms. Davies pursuant to the employment agreement will immediately vest as of the date of termination.

Non-competition and non-solicitation covenants apply to Ms. Davies for a period of two years following the termination of her employment without regard to the reason for such termination.

Mr. McGill's Employment Agreement

Mr. McGill's employment agreement provides that, in the event of Mr. McGill's death during the term of the agreement, his estate will receive (i) within sixty (60) days following his death, an amount equal to Mr. McGill's base salary at the date of death through November 18, 2015, reduced by the amount of any benefits paid under any life insurance policy maintained by Aon for his benefit; and (ii) a pro rata bonus for the year in which his death occurred equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of death multiplied by a ratio equal to the number of days Mr. McGill was employed during the year of death divided by 365. In the event of Aon's termination of Mr. McGill's employment by reason of a disability termination (as defined in the agreement), he will receive: (i) within sixty (60) days following the date of termination, an amount equal to Mr. McGill's base salary at the date of termination through November 18, 2015, reduced by the amount of any projected benefits paid under any disability insurance policy maintained by Aon for his benefit and (ii) a pro rata bonus for the year in which the termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination multiplied by a ratio equal to the number of days Mr. McGill was employed during the year of termination divided by 365.

If Aon terminates Mr. McGill's employment for cause as set forth in his employment agreement, Mr. McGill will receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination. If Aon terminates Mr. McGill's employment for any reason, other than for cause, or due to death or disability, Aon must give Mr. McGill 365 days prior written notice of termination, and he will be entitled to receive: (i) all accrued base salary and benefits as of the notice date; (ii) during such twelve-month notice period his base salary at the rate in effect as of the notice date through his date of termination; (iii) a cash payment payable on the termination date in an amount equal to Mr. McGill's base salary as of the notice date and (iv) during such twelve- month notice period and thereafter, as applicable, other employee benefits to which he would be entitled at the time of termination in accordance with the terms of the plans and programs of Aon.

If Mr. McGill voluntarily terminates his employment for good reason, he must give Aon no less than ninety (90) days, but no more than 365 days advance notice and will be entitled to receive the payments and benefits set forth in items (i) through (iv) of the immediately preceding sentence. Under his employment agreement, "good reason" is defined as voluntary termination by Mr. McGill due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Mr. McGill; (b) any material breach of the employment agreement by Aon, including any purported termination of Mr. McGill's employment that breaches the employment agreement; or (c) a change by Aon in the location at which Mr. McGill is required to perform his principal duties under the agreement to offices that are not located in the Chicago or New York greater metropolitan areas (other than as set forth in his international assignment letter).

If Mr. McGill voluntarily terminates his employment for any reason (other than for good reason), he will only receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination.

Non-competition and non-solicitation covenants apply to Mr. McGill for a period of two years following the termination of his employment without regard to the reason for such termination.

Mr. O'Connor's Employment Agreement

Mr. O'Connor's employment agreement, as amended, provides that, in the event of Mr. O'Connor's death or total disability during the term of the agreement, the agreement will terminate and Mr. O'Connor is not entitled to continued compensation, but may be entitled to employee benefits to which he was entitled at the time of termination. If Aon terminates Mr. O'Connor's employment for cause as set forth in his employment agreement, Mr. O'Connor will receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Mr. O'Connor's employment for any reason, other than for cause, or other than due to death or disability, Aon must give Mr. O'Connor 365 days' prior written notice of termination, and he will be entitled to receive: (i) all accrued base salary and benefits as of the notice date; (ii) his base salary at the rate in effect as of the notice date through his date of termination; and (iii) a cash payment payable on the termination date in an amount equal to Mr. O'Connor's base salary as of the notice date.

If Mr. O'Connor voluntarily terminates his employment for good reason (as defined in the agreement), he must give Aon 90 days' prior written notice and will be entitled to receive the payments and benefits set forth in items (i) through (iii) of the immediately preceding sentence.

Under his employment agreement, "good reason" is defined as a voluntary termination by Mr. O'Connor due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Mr. O'Connor; (b) any material breach of the employment agreement by Aon, including any purported termination of Mr. O'Connor's employment that breaches the employment agreement; or (c) the failure of Aon to obtain from any successor an express written and unconditional assumption of the employment agreement.

Non-competition and non-solicitation covenants apply to Mr. O'Connor for a period of two years following the termination of his employment without regard to the reason for such termination.

Ms. Savacool's Employment Agreement

Ms. Savacool's employment agreement provides that, in the event of Ms. Savacool's death during the term of the agreement, her estate will continue to receive Ms. Savacool's base salary through September 30, 2015, reduced by the amount of any benefits paid under any life insurance policy maintained by Aon for her benefit. In the event of Aon's termination of Ms. Savacool's employment by reason of total disability, she will (i) continue to receive her base salary through September 30, 2015, reduced by the amount of any benefits paid under any disability insurance policy maintained by Aon for her benefit; and (ii) receive a pro rata bonus for the year in which such disability occurs equal to the total value of the bonus paid to her for the prior year.

If Aon terminates Ms. Savacool's employment for cause as set forth in her employment agreement, Ms. Savacool will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Ms. Savacool's employment for any reason, other than for cause, or due to death or disability, Aon must give Ms. Savacool 365 days prior written notice of termination, and she will be entitled to receive: (i) all accrued base salary and benefits as of the date of termination; (ii) a pro rata bonus payable on the termination date in an amount equal to Ms. Savacool's bonus equal to the bonus received by Ms. Savacool for the prior year; and (iii) the vesting of all outstanding restricted share units.

If Ms. Savacool voluntarily terminates her employment for good reason, the agreement will terminate on the 365th day following receipt of written notice of good reason, and she will be entitled to receive the payments and benefits set forth in items (i) through (iii) of the immediately preceding sentence. If Ms. Savacool voluntarily terminates her employment for any reason (other than for good reason), she will only receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. Under her employment agreement, "good reason" is defined as a voluntary termination by Ms. Savacool due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Ms. Savacool in a manner not contemplated by the terms of the employment agreement; (b) any material breach of the employment agreement by Aon, including any purported termination of Ms. Savacool's employment that breaches the employment agreement; or (c) a change by Aon in the location at which Ms. Savacool is required to perform her principal duties under the employment agreement to offices that are not located in the greater Chicago metropolitan area

Non-competition and non-solicitation covenants apply to Ms. Savacool for a period of two years following the termination of her employment without regard to the reason for such termination.

Termination and Change-in-Control Tables

The tables below outline the potential payments to the named executive officers upon the occurrence of various termination events, including, without limitation, a termination upon a change-in-control of Aon. The following assumptions apply with respect to the tables below and any termination of employment of a named executive officer:

•
The amounts shown in the table assume that the employment of each named executive officer was terminated on December 31, 2013, and that the price per Ordinary Share is $83.89 per share, the closing market price per share on December 31, 2013. Accordingly, the tables set forth amounts earned as of December 31, 2013 and include estimates of amounts that would be paid to the named executive officer upon the occurrence of a termination event.

•
Each named executive officer is entitled to receive amounts earned during the term of his or her employment regardless of the manner of termination. These amounts include accrued base salary, accrued vacation time and other employee benefits to which the named executive officer was entitled on the date of termination, and are not shown in the tables below.

•
For purposes of the tables below, the specific definitions of (i) "good reason" applicable to the column entitled "Voluntary Termination—by Executive for Good Reason," (ii) "cause" applicable to the column entitled "Involuntary Termination—For Cause," and (iii) "without cause" or "not for cause" applicable to the column entitled "Involuntary Termination—Without Cause" for each of the named executive officers can be found, to the extent applicable, in their respective employment agreements. In addition, the specific definitions of "qualifying termination" applicable to the column entitled "Qualifying Termination—Change-in-Control" can be found in the Tier 1 Agreements entered into with each of the named executive officers.

•
No named executive officer held unvested share options as of December 31, 2013.

Leadership Performance Program

The various cycles of the Leadership Performance Program were adopted as sub-plans of the Aon Corporation 2011 Incentive Plan to unite senior leaders of Aon around the common objectives of growing value, driving and motivating performance, and aligning senior executives with the overall success of Aon. LPP 6 was effective January 1, 2011, and covers the performance period beginning January 1, 2011 and ending December 31, 2013. LPP 7 was effective January 1, 2012, and covers the performance period beginning January 1, 2012 and ending December 31, 2014. LPP 8 was effective January 1, 2013, and covers the performance period beginning January 1, 2013 and ending December 31, 2015. Each named executive officer received a performance award under each of LPP 6, LPP 7 and LPP 8. For purposes of the tables below, performance share units granted pursuant to LPP 6, LPP 7 and LPP 8 will be treated as follows upon the occurrence of various termination events:

•
For grants of performance share units under each of LPP 6, LPP 7 and LPP 8, under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause," participation in the LPP is cancelled retroactively back to the beginning of the performance period and performance share units will be forfeited in their entirety. For Ms. Savacool, for her grant under LPP 6, under the terms of her employment agreement, under "Voluntary Termination—by Executive Without Good Reason," a pro-rated amount of the outstanding performance share units convert to Ordinary Shares at the end of the performance period based on the cumulative growth achieved during Ms. Savacool's employment during the performance period as a proportion of the total achieved over the performance period. The growth achieved during Ms. Savacool's employment will be measured as of the last full calendar quarter preceding her termination date.

•
For grants of performance share units under LPP 6, LPP 7 and LPP 8, under "Death" or "Disability": (i) if death or disability occurs in the first or second calendar years of the performance cycle, the performance share units will become immediately vested at the target award level and convert to Ordinary Shares as soon as administratively feasible following such death or disability; and (ii) if death or disability occurs in the third calendar year of the performance cycle, the performance share units will become vested at the greater of: (a) the target award level; or (b) the number of units earned based on the actual achievement of cumulative earnings for the entire performance cycle.

•
For grants of performance share units under LPP 6, LPP 7 and LPP 8, under "Retirement," "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," a pro-rated amount of the outstanding performance share units convert to Ordinary Shares at the end of the performance period based on the cumulative growth achieved during the named executive officer's employment during the performance period as a proportion of the total achieved over the performance period. For purposes of the calculation set forth in the preceding sentence only, the growth achieved during the named executive officer's employment will be measured as of the last full calendar quarter preceding the termination date.

•
For grants of performance share units under the LPP 6, LPP 7 and LPP 8, under "Qualifying Termination—Change-in-Control," the outstanding performance share units convert to Ordinary Shares as follows: (a) if the named executive officer's employment is terminated without cause following a change-in-control but prior to the end of the performance period, the conversion occurs at the greater of: (i) one hundred percent (100%) of the target level; or (ii) the number of shares that would have resulted from the growth rate achieved during the named executive officer's period of service during the performance period, measured as of the last full calendar quarter preceding the termination date; and (b) in the event of a termination for cause, voluntary termination, death or disability, or if the named executive officer's employment continues through the end of the performance period, the treatment of performance share units described elsewhere in this section shall apply as if a change-in-control did not occur. In addition, amounts calculated using the methodology as described in this paragraph represent, for all grants under LPP 6, LPP 7 and LPP 8, the payout of a pro-rated amount of the outstanding performance share units at current performance levels. For grants of performance share units under LPP 6, LPP 7 and LPP 8, in the event of a change-in-control, without a qualifying termination, where the successor entity does not assume and continue the respective LPP, the outstanding performance share units will immediately convert to Ordinary Shares at the greater of: (a) one hundred percent (100%) of the target level; or (b) the number of shares that would have resulted from the growth rate achieved during the performance period measured as of the last full calendar quarter preceding the consummation of the change-in-control.

Aon Hewitt Performance Program

The Aon Hewitt Performance Program was adopted as a sub-plan of the Aon Corporation 2011 Incentive Plan effective January 1, 2011 to provide a unifying and motivating long-term wealth-building program for the key members of the leadership team of Aon Hewitt, which conducts Aon's human capital operations. The AHPP covers the performance period beginning January 1, 2011 and ending December 31, 2013. Ms. Savacool received a grant under the AHPP on March 17, 2011. No other named executive officer is a participant in this performance program. For purposes of the tables below, performance share units granted pursuant to the AHPP will be treated as follows upon the occurrence of various termination events:

•
For grants of performance share units under the AHPP, under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," the outstanding performance share units convert to Ordinary Shares at the end of the performance period based on the actual achievement of the target cumulative segment pre-tax income for the performance cycle, with the results pro-rated as of the last full calendar quarter preceding the termination date (which includes an additional year of service credit).

•
For grants of performance share units under the AHPP, under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause," participation in the AHPP is cancelled retroactively back to the beginning of the performance period and performance share units will be forfeited in their entirety; except that, for Ms. Savacool, the performance share units will be forfeited only in the case of an "Involuntary Termination—for Cause." For Ms. Savacool, for her grant under AHPP, under the terms of her employment agreement, under "Voluntary Termination—by Executive Without Good Reason," a pro-rated amount of the outstanding performance share units convert to Ordinary Shares at the end of the performance period based on the cumulative growth achieved during Ms. Savacool's employment during the performance period as a proportion of the total achieved over the performance period. The growth achieved during Ms. Savacool's employment will be measured as of the last full calendar quarter preceding her termination date.

•
For grants of performance share units under the AHPP, under "Death" or "Disability": (i) if death or disability occurs in the first or second calendar years of the performance cycle, the performance share units will become immediately vested at the target award level and convert to Ordinary Shares as soon as administratively feasible following such death or disability; and (ii) if death or disability occurs in the third calendar year of the performance cycle, the performance share units will become vested at the greater of: (a) the target award level; or (b) the number of units earned based on the actual achievement of the cumulative segment pre-tax income for the entire performance cycle.

•
For grants of performance share units under the AHPP, under "Qualifying Termination—Change-in-Control," the outstanding performance share units convert to Ordinary Shares as follows: (a) if the named executive officer's employment is terminated without cause following a change-in-control prior to the end of the first year of the performance cycle, the conversion occurs at the greater of: (i) fifty percent (50%) of the target level; or (ii) the number of Ordinary Shares that would have been earned based on the proportion of achievement of the target cumulative segment pre-tax income, measured as of the last full calendar quarter preceding the termination date; and (b) in the event of a termination for cause, voluntary termination, death or disability, or if the named executive officer's employment continues through the end of the performance period, the treatment described above with respect to the AHPP shall apply to the performance share units as if a change-in-control did not occur. For grants under the AHPP, in the event of a change-in-control, without a qualifying termination, where the successor entity does not assume and continue the AHPP, the outstanding performance share units will immediately convert to Ordinary Shares at the greater of: (i) one hundred percent (100%) of the target level; or (iii) the number of shares that would have been earned based on the proportion of achievement of the target cumulative segment pre-tax income measured as of the last full calendar quarter preceding the consummation of the change-in-control.

Gregory C. Case
President and Chief Executive Officer
Payments and Benefits Upon Termination as of December 31, 2013

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive for Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in-Control(2) ($)
Cash Severance(3)	—	9,000,000	—	—	—	9,000,000	13,500,000
Annual Incentive Bonus(4)	—	3,150,000	3,000,000	3,000,000	—	3,150,000	1,722,500
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(5)	—	2,896,302	2,896,302	2,896,302	—	2,896,302	2,896,302
Performance Share Units (LPP)(6)	—	40,186,835	43,761,051	43,761,051	—	40,186,835	43,761,051
Continuation of Health & Welfare Benefits(7)	—	17,874	—	—	—	17,874	27,180
Additional Pension and Non-Qualified Benefit(8)	—	—	—	—	—	—	75,300
Additional Benefit(9)	—	—	2,000,000	—	—	—	16,092
Excise Tax Cutback	—	—	—	—	—	—	(23,000,012)

Total	—	55,251,011	51,657,353	49,657,353	—	55,251,011	38,998,413

(1)
Represents a voluntary termination by Mr. Case for good reason as defined in his employment agreement. See "Employment Agreements—Mr. Case's Employment Agreement" above. Any other voluntary termination by Mr. Case shall constitute "Voluntary Termination—by Executive Without Good Reason."

(2)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. Case would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section above entitled "Severance Agreements." Pursuant to the terms of Mr. Case's severance agreement, Aon is not obligated to provide a gross-up payment to Mr. Case in connection with any excise taxes imposed by Section 4999 of the Code. In addition, Mr. Case's severance agreement provides that Mr. Case's cash and non-equity award payments shall be capped at the "safe harbor" amount under Section 280G of the Code, such that the cash and non-equity award payments are not deemed to be "excess parachute payments" within the meaning of Section 280G of the Code.

(3)
Severance is calculated as two times the sum of base salary and target annual incentive bonus for "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," and as three times base salary and target annual incentive bonus for "Qualifying Termination—Change-in-Control." For additional information regarding the payments and benefits to Mr. Case upon a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Severance Agreements."

(4)
For "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," the annual incentive bonus is the pro rata amount earned for 2013. For "Death" and "Disability," the annual incentive bonus is calculated based upon target annual incentive bonus. For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years. As Aon considers the annual incentive bonus to be "reasonable" compensation, under Section 280G of the Code, it is not included in Mr. Case's change-in-control calculations for purposes of determining the payments subject to Section 280G of the Code.

(5)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause" the vesting of all outstanding unvested restricted share unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause" all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted share units granted pursuant to the ISP vest immediately. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(6)
The amounts in this row are attributable to grants of performance share units under LPP 6, LPP 7 and LPP 8. For information regarding the treatment of performance share units granted under LPP 6, LPP 7 and LPP 8 in the event of a "Qualifying Termination—Change-in-Control,"

  please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(7)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause."

(8)
Represents additional retirement plan benefits payable to Mr. Case under the various termination scenarios. Includes three additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, three additional years of plan contributions.

(9)
Represents an additional benefit pursuant to the terms of his employment agreement payable upon Mr. Case's death in excess of the amount generally available to Aon's employees.

Christa Davies
Executive Vice President and Chief Financial Officer
Payments and Benefits Upon Termination as of December 31, 2013

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive for Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause (Performance)(2) ($)	Involuntary Termination— For Cause (all others)(3) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(4) ($)
Cash Severance(5)	—	2,980,000	999,452	1,599,452	1,600,000	—	2,980,000	4,320,000
Annual Incentive Bonus(6)	—	1,380,000	—	—	—	—	1,380,000	936,000
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(7)	—	813,481	1,559,180	1,599,180	—	—	1,559,180	1,559,180
Performance Share Units (LPP)(8)	—	36,456,242	24,466,749	24,466,749	—	—	36,456,242	24,466,749
Continuation of Health & Welfare Benefits(9)	—	17,874	—	—	—	—	17,874	17,874
Additional Pension and Non-Qualified Plan Benefit(10)	—	—	—	—	—	—	—	50,200
Continuation of Life and Disability(11)	—	—	—	—	—	—	—	2,899

Total	—	41,647,597	27,025,381	27,625,381	1,600,000	—	42,393,295	31,352,902

(1)
Represents a voluntary termination by Ms. Davies for good reason as defined in her employment agreement. See "Employment Agreements—Ms. Davies's Employment Agreement" above. Any other voluntary termination by Ms. Davies shall constitute "Voluntary Termination—by Executive Without Good Reason."

(2)
Represents a termination for any failure (other than physical or mental disability) of Ms. Davies to perform her material duties under her employment agreement.

(3)
Represents any termination for "Cause" as defined in Ms. Davies' employment agreement, other than as provided in footnote (2) above.

(4)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Ms. Davies would receive the maximum benefits possible pursuant to the terms of her Tier 1 Agreement as described in the section entitled "Severance Agreements." In addition, Ms. Davies's severance agreement provides that Ms. Davies's cash and non-equity award payments shall be capped at the greater of: (a) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (b) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to Ms. Davies of receipt thereof.

(5)
Severance is calculated as: (a) the continuation of base salary from the date of delivery of 30 days advance written notice of termination plus the continuation of base salary from the termination date through the end of her employment agreement plus target annual incentive bonus for "Voluntary Termination—by Executive For Good Reason," (b) the continuation of base salary from the date of delivery of written notice of termination through the one year notice period plus the continuation of base salary from the termination date for one year plus target annual incentive bonus for "Involuntary Termination—Without Cause" and (c) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control." For "Death" and "Disability," severance is calculated as a pro-rata amount of base salary from the date of death or disability through the end of the employment period, reduced by the amount of any benefit paid under any individual or group life insurance policy or any disability policy maintained by Aon for the benefit of Ms. Davies. For "Involuntary Termination—For Cause (Performance)," severance is calculated as the continuation of base salary for a period of two years from the date of termination of employment.

(6)
For "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," the annual incentive bonus is calculated at Ms. Davies's target full-year annual bonus. For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(7)
Under "Voluntary Termination—by Executive Without Good Reason," "Involuntary Termination—For Cause (Performance)," and "Involuntary Termination—For Cause (all others)," the vesting of all outstanding restricted share award unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" (a) all outstanding unvested restricted share unit awards granted pursuant to Ms. Davies' employment agreement immediately vest; and (b) all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest over the course of one additional year. Under "Involuntary Termination—Without Cause" all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted share unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(8)
The amounts in this row are attributable to grants of performance share units under LPP 6, LPP 7 and LPP 8. The amounts in this row reflect an additional year of performance credit that will accrue to Ms. Davies during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," or "Involuntary Termination—Without Cause." For information regarding the treatment of performance share units granted under LPP 6, LPP 7 and LPP 8, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(9)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(10)
Represents additional retirement plan benefits payable to Ms. Davies under the various termination scenarios. Includes two additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(11)
Continuation of life and disability insurance is calculated as twenty-four (24) months under "Qualifying Termination—Change-in-Control."

Stephen P. McGill
Group President—Aon plc, Chairman and Chief Executive Officer—Aon Risk Solutions
Payments and Benefits Upon Termination as of December 31, 2013

	Voluntary Termination— by Executive Without Good Reason ($)	Retirement	Voluntary Termination— by Executive for Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(2) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(3) ($)
Cash Severance(4)	—	—	2,200,000	1,470,411	2,670,411	—	2,200,000	5,500,000
Annual Incentive Bonus(5)	—	—	—	—	—	—	—	1,137,500
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(6)	—	3,768,230	3,156,110	5,347,484	5,347,484	—	4,921,071	5,347,484
Performance Share Units (LPP)(7)	—	24,547,763	36,193,010	30,649,715	30,649,715	—	36,193,010	30,649,715
Continuation of Health & Welfare Benefits(8)	—	—	—	—	—	—	—	17,874
Additional Pension and Non-Qualified Plan Benefit(9)	—	—	—	—	—	—	—	50,200
Continuation of Life and Disability(10)	—	—	—	—	—	—	—	12,694

Total	—	28,315,993	41,549,119	37,467,610	38,667,610	—	43,314,081	42,715,467

(1)
Represents a voluntary termination by Mr. McGill for good reason as defined in his employment agreement. See "Employment Agreements—Mr. McGill's Employment Agreement" above. Any other voluntary termination by Mr. McGill shall constitute "Voluntary Termination—by Executive Without Good Reason."

(2)
Represents any termination for "Cause" as defined in Mr. McGill's employment agreement.

(3)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. McGill would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section entitled "Severance Agreements." Pursuant to the terms of Mr. McGill's severance agreement, Aon is not obligated to provide a gross-up payment to Mr. McGill in connection with any excise taxes imposed by Section 4999 of the Code. In addition, Mr. McGill's severance agreement provides that Mr. McGill's cash and non-equity award payments shall be capped at the greater of: (a) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (b) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to Mr. McGill of receipt thereof.

(4)
Severance is calculated as: (a) the continuation of base salary for one year from the date of delivery of written notice of termination plus a cash payment equal to Mr. McGill's annual base salary as of the notice date for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (b) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control"; subject to any reduction in payments as described in note 3 of this table relating to Section 280G of the Code. For "Death," severance is calculated as a pro-rata amount of base salary from the date of death through the end of the employment period plus the amount of any benefit paid under any individual or group life insurance policy maintained by Aon for the benefit of Mr. McGill, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination. For "Disability," severance is calculated as a pro-rata amount of base salary from the date of disability through the end of the employment period less the amount of any benefit paid under any disability policy maintained by Aon for the benefit of Mr. McGill, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination.

(5)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(6)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause" the vesting of all outstanding restricted share unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Retirement," restricted share unit awards under the ISP continue to vest in accordance with their vesting schedule, and other restricted share units vest pro rata. Under "Death" and "Disability," all outstanding unvested restricted share unit awards become fully vested as of the date of termination. Under "Voluntary Termination—by Executive For Good Reason" all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest over the course of one additional year. Under "Involuntary Termination—Without Cause" all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(7)
The amounts in this row are attributable to grants of performance share units under LPP 6, LPP 7 and LPP 8. The amounts in this row reflect an additional year of performance credit that will accrue to Mr. McGill during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," or "Involuntary Termination—Without Cause." For information regarding the treatment of performance share units granted under LPP 6, LPP 7 and LPP 8, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(8)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(9)
Represents additional retirement plan benefits payable to Mr. McGill under the various termination scenarios. Includes two additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(10)
Continuation of life and disability insurance is calculated as twenty-four (24) months under "Qualifying Termination—Change-in-Control."

Michael J. O'Connor
Chief Executive Officer—Aon Risk Solutions
Payments and Benefits Upon Termination as of December 31, 2013

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive For Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(2) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(3) ($)
Cash Severance(4)	—	1,600,000	—	—	—	1,600,000	3,150,000
Annual Incentive Bonus(5)	—	—	—	—	—		482,083
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(6)	—	481,109	901,901	901,901	—	901,901	901,901
Performance Share Units (LPP)(7)	—	16,529,966	13,675,056	13,675,056	—	16,529,966	13,675,056
Continuation of Health & Welfare Benefits(8)	—	—	—	—	—	—	17,874
Additional Pension and Non-Qualified Plan Benefit(9)	—	—	—	—	—	—	50,200
Continuation of Life and Disability(10)	—	—	—	—	—	—	3,437

Total	—	18,611,075	14,576,957	14,576,957	—	19,031,868	18,280,551

(1)
Represents a voluntary termination by Mr. O'Connor for good reason as defined in his employment agreement. See "Employment Agreements—Mr. O'Connor's Employment Agreement" above. Any other voluntary termination by Mr. O'Connor shall constitute "Voluntary Termination—by Executive Without Good Reason."

(2)
Represents any termination for "Cause" as defined in Mr. O'Connor's employment agreement.

(3)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. O'Connor would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section entitled "Severance Agreements." In addition, Mr. O'Connor's severance agreement provides that Mr. O'Connor's cash and non-equity award payments shall be capped at the greater of: (a) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (b) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to Mr. O'Connor of receipt thereof.

(4)
Severance is calculated as: (a) the continuation of base salary for one year from the date of delivery of written notice of termination plus a cash payment equal to Mr. O'Connor's annual base salary as of the notice date plus the payment of base salary until December 31, 2014 for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (b) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control."

(5)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(6)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause," the vesting of all outstanding restricted share unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" (a) all outstanding unvested restricted share unit awards granted pursuant to Mr. O'Connor's employment agreement will vest pro rata; and (b) all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest over the course of one more year. Under "Involuntary Termination—Without Cause" (a) all outstanding unvested restricted share unit awards granted pursuant to Mr. O'Connor's employment agreement will vest pro rata; and (b) all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted share unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(7)
The amounts in this row are attributable to grants of performance share units under LPP 6, LPP 7 and LPP 8. For information regarding the treatment of performance share units granted under LPP 6, LPP 7 and LPP 8, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program." The amounts in this row reflect an additional year of performance credit that will accrue to Mr. O'Connor during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," and an additional year of performance credit that will accrue to Mr. O'Connor during the notice period in the event of "Involuntary Termination—Without Cause."

(8)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(9)
Represents additional retirement plan benefits payable to Mr. O'Connor under the various termination scenarios. Includes two additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(10)
Continuation of life and disability insurance is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

Kristi A. Savacool
Chief Executive Officer—Aon Hewitt
Payments and Benefits Upon Termination as of December 31, 2013

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive For Good Reason(1) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(2) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(3) ($)
Cash Severance(4)	—	1,600,000	—	464,109	—	1,600,000	3,375,000
Annual Incentive Bonus(5)	—	825,000	825,000	825,000	—	825,000	585,000
Restricted Share Unit Awards (Unvested; Accelerated or Continued Vesting)(6)	—	813,649	813,649	813,649	—	813,649	813,649
Performance Share Units (AHPP and LPP)(7)	2,023,951	11,012,487	9,860,032	9,860,032	—	11,012,487	8,240,871
Continuation of Health & Welfare Benefits(8)	—	8,929	—	—	—	8,929	17,857
Additional Pension and Non-Qualified Plan Benefit(9)	—	—	—	—	—	—	50,200
Continuation of Life and Disability(10)	—	—	—	—	—	—	8,254

Total	2,023,951	14,260,064	11,498,681	11,962,791	—	14,260,064	13,090,832

(1)
Represents a voluntary termination by Ms. Savacool for good reason as defined in her employment agreement. See "Employment Agreements—Ms. Savacool's Employment Agreement" above. Any other voluntary termination by Ms. Savacool shall constitute "Voluntary Termination—by Executive Without Good Reason.".

(2)
Represents any termination for "Cause" as defined in Ms. Savacool's employment agreement.

(3)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Ms. Savacool would receive the maximum benefits possible pursuant to the terms of her Tier 1 Agreement as described in the section entitled "Severance Agreements." Pursuant to the terms of Ms. Savacool's severance agreement, Aon is not obligated to provide a gross-up payment to Ms. Savacool in connection with any excise taxes imposed by Section 4999 of the Code. In addition, Ms. Savacool's severance agreement provides that Ms. Savacool's cash and non-equity award payments shall be capped at the greater of: (a) the "safe harbor" amount under Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (b) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to Ms. Savacool of receipt thereof.

(4)
Severance is calculated as: (a) the continuation of base salary for one year from the date of delivery of written notice of termination plus a cash payment equal to Ms. Savacool's annual base salary as of the notice date plus a cash payment equal to Ms. Savacool's annual base salary as of the notice date for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (b) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control." For "Death" and "Disability," severance is calculated as a pro-rata amount of base salary from the date of death or disability through the end of the employment period, reduced by the amount of any benefit paid under any individual or group life insurance policy or any disability policy maintained by Aon for the benefit of Ms. Savacool, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Ms. Savacool for the year prior to the year of termination.

(5)
For "Voluntary Termination—by Executive for Good Reason," "Death," "Disability" and "Involuntary Termination—Without Cause" the annual incentive bonus equals the total annual incentive bonus received for the prior year. For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(6)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause," the vesting of all outstanding restricted share unit awards ceases upon the date of the employment termination and all unvested restricted share unit awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" (a) all outstanding unvested restricted share unit awards granted pursuant to Ms. Savacool's employment agreement will vest pro rata; and (b) all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest over the course of one more year. Under "Involuntary Termination—Without Cause" (a) all outstanding unvested restricted share unit awards granted pursuant to Ms. Savacool's employment agreement will vest pro rata; and (b) all outstanding unvested restricted share unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted share unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted share unit awards become fully vested.

(7)
The amounts in this row are attributable to grants of performance share units under AHPP, LPP 6, LPP 7 and LPP 8. For information regarding the treatment of performance share units granted under AHPP, LPP 6, LPP 7 and LPP 8, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program" and "Termination and Change-in-Control Tables—Aon Hewitt Performance Program."

(8)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(9)
Represents additional retirement plan benefits payable to Ms. Savacool under the various termination scenarios, which includes two additional years of age and service credit under Aon's nonqualified savings plan, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(10)
Continuation of life and disability insurance is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

2013 DIRECTOR COMPENSATION

The table below summarizes compensation for Aon's non-employee directors for the fiscal year ended December 31, 2013. All non-employee directors are referred to in this proxy statement as "non-management directors."

Gregory C. Case, Aon's President and Chief Executive Officer, receives no additional compensation for his services as a director of Aon. The compensation received by Mr. Case as an employee of Aon is shown in the Summary Compensation Table for Fiscal Years 2013, 2012 and 2011 set forth in this proxy statement. James W. Leng joined the Board in 2014 and therefore is not included in the table below.

The Compensation Committee periodically reviews the compensation of Aon's non-management directors, including the compensation of Aon's non-executive chairman.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(g)	(h)
Fulvio Conti	120,000	145,043	72,285	337,328
Cheryl A. Francis	105,000	145,043	40,320	290,363
Edgar D. Jannotta	105,000	145,043	49,592	299,635
Lester B. Knight	120,000	345,039	122,829	587,868
J. Michael Losh	130,000	145,043	30,606	305,649
Robert S. Morrison	105,000	145,043	50,935	300,978
Richard B. Myers	105,000	145,043	37,509	287,552
Richard C. Notebaert	120,000	145,043	45,048	310,091
Gloria Santona	120,000	145,043	35,101	300,144
Carolyn Y. Woo	105,000	145,043	35,689	285,732

Fees Earned or Paid in Cash (Column (b))

This column represents the amount of cash compensation earned in 2013 for Board and Committee service.

Stock Awards (Column (c))

Reflects the aggregate grant date fair value computed in accordance with ASC Topic 718 of Class A Ordinary Shares granted in 2013. Additional information regarding the share awards granted to each non-management director in 2013 is contained under the heading "Components of Director Compensation—Equity Compensation."

All Other Compensation (Column (g))

Name	Matching Contribution ($)	Tax Equalization ($)	Perquisites ($)	Total ($)
	(i)	(ii)	(iii)
Fulvio Conti	—	72,285	—	72,285
Cheryl A. Francis	10,000	30,320	—	40,320
Edgar D. Jannotta	—	49,592	—	49,592
Lester B. Knight	6,000	116,829	—	122,829
J. Michael Losh	10,000	20,606	—	30,606
Robert S. Morrison	10,000	40,935	—	50,935
Richard B. Myers	10,000	27,509	—	37,509
Richard C. Notebaert	10,000	35,048	—	45,048
Gloria Santona	10,000	25,101	—	35,101
Carolyn Y. Woo	10,000	25,689	—	35,689

Matching Contribution (Column (i))

The amounts shown consist of a matching contribution of up to $10,000 on behalf of the non-management director to various organizations pursuant to the Aon Foundation Directors Matching Gift Program.

Tax Equalization (Column (ii))

The amounts shown are the amount paid in United Kingdom income taxes on behalf of the non-management director. See "Components of Director Compensation—Tax Equalization" below.

Components of Director Compensation

Cash Compensation

Effective January 1, 2013, Aon provided its non-management directors with the following cash compensation:

•
an annual retainer of $105,000, payable quarterly;

•
an additional annual retainer of $15,000 to the chairpersons of each Board Committee other than the Audit Committee; and

•
an additional annual retainer of $25,000 to the chairperson of the Audit Committee.

Effective January 1, 2014, Aon will provide an additional annual retainer of $20,000 to the chairpersons of each Board Committee other than the Audit Committee.

Aon also pays or reimburses non-management directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or Aon business meetings and for other reasonable expenses related to Board service such as continuing education.

Equity Compensation

In 2013, each non-management director received an annual grant of fully vested shares with a value of $145,000. Our non-executive chairman also received an award of fully vested shares with an additional value of

$200,000. The number of Class A Ordinary Shares granted is be determined by dividing $145,000 (or in the case of our non-executive chairman, $345,000) by the fair market value of an Ordinary Share on the date of grant.

In 2014, each non-management director will receive an annual grant of fully vested shares with a value of $155,000. Our non-executive chairman will receive an additional award with a value of $210,000.

Tax Equalization

Non-management directors are eligible to receive a tax equalization payment if the United Kingdom income taxes owed on their director compensation exceed the income taxes owed on such compensation in their country of residence. Without these tax equalization payments, a director would be subject to double taxation since they are already paying taxes on their director income in their country of residence. We believe these tax equalization payments are appropriate to ensure our ability to continue to attract highly qualified persons who do not reside in the United Kingdom.

Matching Charitable Contributions

During 2013, Aon Foundation matched up to $10,000 of charitable contributions made to a qualified organization by any non-management director.

Bequest Plan

Non-management directors elected or appointed to serve on the Board before January 1, 2006, and who have completed at least one year of service as a member of the Board, remain eligible to participate in the Aon plc Corporate Sponsored Bequest Plan (the "Bequest Plan"), established in 1994. Non-management directors elected or appointed to serve on the Board on or after January 1, 2006, are not eligible to participate in the Bequest Plan.

The Bequest Plan was established to acknowledge the service of non-management directors, to recognize the mutual interest of Aon and our non-management directors in supporting worthy charitable institutions and to assist us in attracting and retaining non-management directors of the highest caliber. Individual non-management directors derive no financial benefit from the Bequest Plan, as any and all insurance proceeds and tax-deductible charitable donations accrue solely to us.

The Bequest Plan allows each eligible non-management director to recommend total charitable contributions of up to $1,000,000 to eligible tax-exempt organization(s) chosen by the eligible non-management director and approved by Aon Foundation. Each eligible non-management director may designate up to five tax qualified organizations to receive a portion of the $1,000,000 bequest amount, subject to a $100,000 minimum amount per organization. Each eligible non-management director is paired with another eligible non-management director under the Bequest Plan. The distribution of each eligible non-management director's charitable bequest amount will begin at the later of: (i) the death of such eligible non-management director; or (ii) the death of the other eligible non-management director with whom such eligible non-management director is paired. Distributions under the Bequest Plan, once they begin, will be made to the designated tax qualified organization(s) in ten equal annual installments.

PROPOSAL 6—ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

What am I voting on?

In accordance with applicable law and Section 14A of the Exchange Act, we are providing shareholders with the opportunity to vote on an advisory resolution, commonly known as "say-on-pay," approving Aon's executive compensation as reported in this proxy statement.

At the 2011 annual meeting of stockholders of Aon Corporation, we asked shareholders to indicate if we should hold an advisory vote on the compensation of named executive officers every one, two or three years, with the Board recommending an annual advisory vote. Because the Board views it as a good corporate governance practice, and because at the 2011 annual meeting of Aon Corporation a large majority of the votes cast were in favor of an annual advisory vote, we are again asking shareholders to approve the compensation of our named executive officers as disclosed in this proxy statement.

At the 2013 annual general meeting of Aon plc, we provided shareholders with the opportunity to vote on an advisory resolution regarding the executive compensation of our named executive officers as disclosed in the proxy statement for the 2013 annual general meeting, and shareholders approved the proposal by a large majority, with more than 91% of the votes cast in favor.

We encourage shareholders to read the Compensation Discussion and Analysis beginning on page 31 of this proxy statement, which describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives of directly linking the compensation of our named executive officers to our performance and fundamentally aligning the financial interests of our named executive officers with those of our shareholders, as well as the Summary Compensation Table for Fiscal Years 2013, 2012 and 2011 and other related tabular and narrative disclosures beginning on page 45 of this proxy statement, which provide detailed information on the compensation of our named executive officers.

The Board and the Compensation Committee believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our compensation objectives, and the design of our compensation program and the compensation awarded to our named executive officers, fulfills these objectives.

Shareholders are being asked to vote on the following advisory resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Aon's named executive officers as described in this proxy statement under "Compensation Discussion and Analysis" and "Executive Compensation", including the tabular and narrative disclosure contained in this proxy statement.

Is this vote binding on the Board?

Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of Aon's executive compensation program.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE COMPENSATION OF AON'S NAMED EXECUTIVE OFFICERS.

PROPOSAL 7—RESOLUTION ON DIRECTORS' REMUNERATION POLICY

What am I voting on?

The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve the Company's overall objectives, and, accordingly, and in compliance with the Act, we are providing shareholders with the opportunity to vote on a resolution to receive and approve our directors' remuneration policy, which is included in our Annual Report.

This proposal is presented to our shareholders for the first time in 2014 in response to changes in the applicable regulations in the U.K. If approved, all remuneration that we pay to our directors must be consistent with this policy. We are required to offer our shareholders an opportunity to vote on this policy at least once every three years.

We encourage shareholders to read the directors' remuneration report, which includes the remuneration policy set forth on pages A-4 through A-18 in Appendix A to this Proxy Statement. This report describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our executive director and to attract and retain high-quality non-executive directors.

The Board and the Compensation Committee believe that the policies and procedures articulated in the directors' remuneration policy are effective in achieving our compensation objectives for our executive director, and serves to attract and retain high-quality non-executive directors, and the design of our compensation program and the compensation awarded to our executive and non-executive directors fulfills these objectives.

Is this vote binding on the Board?

The vote is binding upon the Board and the Compensation Committee. Any remuneration paid to our directors must be consistent with an approved policy. If the policy is not approved at the Annual Meeting, the Company is required to call another general meeting of shareholders to consider the Company's remuneration policy.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RECEIPT AND APPROVAL OF THE DIRECTORS' REMUNERATION POLICY INCLUDED IN THE DIRECTORS' REMUNERATION REPORT.

PROPOSAL 8—ADVISORY RESOLUTION ON DIRECTORS' REMUNERATION REPORT

What am I voting on?

The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve the Company's overall objectives, and, accordingly, and in compliance with the Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the directors' remuneration report included in our Annual Report (other than the part containing the directors' remuneration policy).

This proposal is similar to Proposal 6 regarding the compensation of our named executive officers in 2013 and complementary to Proposal 7 regarding our remuneration policy. However, the directors' remuneration report is concerned solely with the remuneration of our executive and non-executive directors and is required under the Act.

At the 2013 annual general meeting of Aon plc, we provided shareholders with the opportunity to vote on an advisory resolution regarding the directors' remuneration report presented at the 2013 annual general meeting, and shareholders approved the proposal by a large majority, with more than 92% of the votes cast in favor.

We encourage shareholders to read the directors' remuneration report as set forth in Appendix A to this Proxy Statement, which describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our executive director and to attract and retain high-quality non-executive directors.

The Board and the Compensation Committee believe that the policies and procedures articulated in the directors' remuneration report are effective in achieving our compensation objectives for our executive director, and serves to attract and retain high-quality non-executive directors, and the design of our compensation program and the compensation awarded to our executive and non-executive directors fulfills these objectives.

Is this vote binding on the Board?

Because this vote is advisory, it will not be legally binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of Aon's executive director and non-executive director compensation programs.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE DIRECTORS' REMUNERATION REPORT INCLUDED IN THE ANNUAL REPORT OF THE COMPANY.

PROPOSAL 9—RESOLUTION ON APPROVAL OF THE AMENDED AND RESTATED AON PLC 2011 INCENTIVE COMPENSATION PLAN

What am I voting on?

You are voting on a proposal to approve an amendment and restatement of our equity and cash incentive plan, previously known as the Aon Corporation 2011 Incentive Plan (the "2011 Plan").

Why is the proposal being submitted to the shareholders?

On March 14, 2014, the Board approved an amendment and restatement of the 2011 Plan, subject to shareholder approval. This amendment and restatement increases the number of shares available for issuance under the 2011 Plan by 9 million shares.

In addition to approving the increase in the number of shares available for issuance under the 2011 Plan, approval of this proposal will also constitute re-approval of the material terms of the 2011 Plan, including the list of corporate performance goals through which certain awards granted under the plan may be earned in order to qualify those awards as performance-based compensation for purposes of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code") assuming other applicable regulatory requirements are satisfied. By re-approving the material terms of the 2011 Plan, our shareholders will be re-approving, among other things, the class of eligible participants, performance measures upon which specific performance goals applicable to awards may be based, and limits on the numbers of shares or compensation that could be made to participants.

What are the key factors supporting the request for additional shares?

•
The 2011 Plan is critical to Aon's success in attracting and retaining employees in a competitive labor market. Equity awards help create an employee ownership culture and further align our employees' interests with those of our shareholders. Equity awards under the 2011 Plan create long-term incentives for our employees because the awards are generally subject to a multi-year vesting period and/or performance measure(s).

•
Aon's share ownership requirements ensure that our most senior leaders hold a significant number of Class A Ordinary Shares throughout their employment. Approval of the increase in the number of shares available under the 2011 Plan will help achieve the goals of these requirements.

•
The authorization of additional shares under the 2011 Plan allows Aon to continue its practice of awarding its senior leaders the majority of their equity-based awards in the form of multi-year performance awards. In 2014, Aon awarded the members of its senior management performance share units representing a total of 445,853 Class A Ordinary Shares at target. The vesting of such performance share units is entirely contingent upon the successful achievement of the applicable performance goals.

•
The authorization of additional shares under the 2011 Plan allows Aon to continue its practice of granting equity to a broad base of employees in connection with Aon's discretionary bonus program, pursuant to which a portion of the bonus is paid in the form of restricted share units. In 2013, under the 2011 Plan, Aon awarded approximately 3,900 employees globally restricted share unit awards representing a total of approximately 3.7 million Class A Ordinary Shares. The practice of awarding a portion of the bonus amount in equity is common among our competitors and is considered a best practice in our industry.

•
The authorization of additional shares under the 2011 Plan allows Aon to continue its practice of attracting, motivating and retaining talent within the organization.

•
Aon has not sought approval for additional shares since the 2011 Plan was adopted. The number of Class A Ordinary Shares requested for the share pool under the 2011 Plan was 25 million shares, which Aon estimated would be sufficient to cover awards for the three-year period.

•
There are approximately 8.6 million shares remaining available for issuance under the 2011 Plan, and Aon is requesting approval for 9 million additional shares to be available for issuance under the amended and restated 2011 Plan. Based on historical grant practices and the current price of our Class A Ordinary Shares. Aon estimates that these shares will be sufficient to cover awards for an additional three-year period. Estimated share issuance over the three-year period assumes the achievement of maximum financial performance under Aon's equity-based incentive compensation programs. Actual share issuance over the three-year period may be less than assumed due to a number of factors, including an increase in the price of our Class A Ordinary Shares or the achievement of less than maximum financial performance.

What are the other key features of the amended and restated 2011 Plan?

Aon is not proposing to make other material amendments to the 2011 Plan. The amended and restated 2011 Plan will continue to include the following features:

•
The amended and restated 2011 Plan prohibits the repricing of share options and share appreciation rights without shareholder approval.

•
Share options and share appreciation rights granted under the amended and restated 2011 Plan must have an exercise price set at or above the fair market value of a Class A Ordinary Share on the grant date.

•
The share pool for the amended and restated 2011 Plan is a fixed number of Class A Ordinary Shares; it is not an "evergreen" pool.

•
The amended and restated 2011 Plan will allow Aon to grant performance-based compensation that is exempt from the $1 million limit on tax-deductible compensation, assuming other regulatory requirements are satisfied.

What additional factors should I consider in voting on this proposal?

A summary of the material terms of the amended and restated 2011 Plan is set forth below; however, this summary should be read in conjunction with, and is subject to the specific provisions of the full text of the amended and restated 2011 Plan, as set forth in Appendix B to this proxy statement.

Purpose of the amended and restated 2011 Plan.    The amended and restated 2011 Plan will provide a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents and other service providers to Aon through the acquisition of a larger personal financial interest in Aon.

Eligible Award Recipients.    At the discretion of the Compensation Committee, officers and other employees of Aon, non-employee directors and consultants, independent contractors, agents and other service providers to Aon are eligible to participate in the amended and restated 2011 Plan. Seven executive officers, 11 non-employee directors and approximately 3,900 employees currently participate in the 2011 Plan.

Administration.    The amended and restated 2011 Plan is administered by the Compensation Committee. The Compensation Committee has the discretion to grant awards under the amended and restated 2011 Plan, to determine the terms thereof, to interpret the provisions of the amended and restated 2011 Plan and to take action as it deems necessary or advisable for the administration of the amended and restated 2011 Plan. The Compensation Committee may provide a limited delegation of authority to Aon's management to approve certain awards under the amended and restated 2011 Plan.

Number of Authorized Shares.    The amended and restated 2011 Plan provides for awards during the term of the amended and restated 2011 Plan with respect to a maximum of 34 million shares, subject to adjustment (the "Share Pool"). The closing price of a Class A Ordinary Share as reported on the New York Stock Exchange on April 3, 2014 was $84.22.

Under the terms of the amended and restated 2011 Plan, up to 15 million shares may be granted as ISOs (as defined below). The maximum number of shares that may be covered by awards granted to any one participant during any one calendar-year period is 1,500,000. The number and class of shares available under the amended and restated 2011 Plan and/or subject to outstanding awards will be equitably adjusted by the Compensation Committee (as determined by the Compensation Committee in its sole discretion) in the event of various changes in the capitalization of Aon to preserve the benefits or potential benefits of the awards. To the extent that an award under the amended and restated 2011 Plan expires, is canceled, forfeited, or otherwise terminated without delivery of shares, the shares retained by or returned to Aon will be available for future grants under the amended and restated 2011 Plan. In addition, in the case of any award granted in assumption of or in substitution for an award of a company or business acquired by Aon or a subsidiary or affiliate or with which

Aon or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitution award will not be counted against the Share Pool or the limit on the number of shares that may be covered by awards granted to any one participant during any one calendar-year period. Shares subject to an award under the amended and restated 2011 Plan may not again be made available for issuance under the Plan if such shares are: (i) shares that were subject to a share-settled SAR (as defined below) and were not issued or delivered upon the net settlement of such SAR; (ii) shares delivered to or withheld by Aon to pay the exercise price or the withholding taxes related to an outstanding award; and (iii) shares repurchased on the open market with the proceeds of an option exercise.

Type of Awards.    The following forms of awards may be granted to eligible award recipients, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive share options ("ISOs"); (ii) nonstatutory share options ("NSOs" and together with ISOs, "Options"); (iii) Class A Ordinary Share-settled or cash-settled share appreciation rights ("SARs"); (iv) restricted shares and restricted share units; (v) deferred shares and deferred share units; (vi) performance shares and performance share units; and (vii) cash incentive awards.

Options and Share Appreciation Rights.    The Compensation Committee is authorized to grant ISOs, NSOs and SARs in tandem with or as a component of other awards ("Tandem SARs") or SARs not in conjunction with other awards ("Freestanding SARs"). The exercise price per share of an Option will in no event be less than 100% of the fair market value per Class A Ordinary Share underlying the award on the date of grant and may be exercised on a "net exercise" basis. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (i) the exercise price of a Tandem SAR cannot be less than the exercise price of the underlying Option, and (ii) the exercise price of a Freestanding SAR will be fixed as of the date of grant and will not be less than the fair market value of a Class A Ordinary Share on the grant date. Without the approval of shareholders, Aon will not amend or replace previously granted Options or SARs in a transaction that constitutes a "repricing" within the meaning of the rules of the NYSE.

The Compensation Committee will set the terms and conditions of vesting and exercise for Options and SARs, and the Compensation Committee will determine the methods by which an Option or SAR may be exercised. Upon the exercise of a SAR, the participant is entitled to receive Class A Ordinary Shares having an aggregate fair market value (or, in the case of cash-settled SARs, a dollar amount) equal to (A) the excess of (i) the fair market value of one Class A Ordinary Share as of the date of exercise over (ii) the per share exercise price of the Class A Ordinary Shares covered by the SAR, or the portion thereof being exercised. Any fractional shares resulting from the exercise of a SAR will be paid in cash.

Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no Option or SAR may be exercised more than ten years from the grant date.

Full Value Awards.    The Compensation Committee is authorized to grant full value awards in the form of restricted shares and restricted stock units; deferred shares and deferred share units; and performance shares and performance share units (collectively "Full Value Awards") to participants. The grant, issuance, retention, vesting and/or settlement of Full Value Awards will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Full Value Awards subject to continued employment, passage of time and/or performance conditions as deemed appropriate by the Compensation Committee; provided, however, that the grant, issuance, retention, vesting and/or settlement of a Full Value Award that is based solely on continued employment or the passage of time will vest over a period of not less than one year from the grant date (but such vesting may occur ratably over the one-year period). This minimum vesting condition will not apply if the participant dies, becomes disabled or retires, or in connection with a change-in-control of Aon.

Holders of restricted shares, deferred shares or performance shares have all the rights of a shareholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the amended and restated 2011 Plan or any award document relating to the restricted shares and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee. Holders of restricted stock units, deferred share units or performance share units will not have any such shareholder rights until shares have been issued to them upon vesting, although the Compensation Committee may provide for dividend equivalent rights.

Cash Incentive Awards.    The Compensation Committee may grant cash incentive awards that may be contingent on the achievement of a participant's performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to other conditions, restrictions and contingencies, as determined by the Compensation Committee. Cash incentive awards may include the right to receive payment of cash or shares having the value equivalent to the cash otherwise payable.

$1 Million Limit.    Under Section 162(m), a United States income tax deduction for Aon will generally be unavailable for annual compensation in excess of $1 million paid to the principal executive officer or any of the three most highly compensated executive officers (other than the principal executive officer or the principal financial officer). However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. The Compensation Committee may grant awards as "performance-based compensation" that are conditioned upon the achievement of one or more performance goals that are approved Performance Criteria (as defined in the amended and restated 2011 Plan) under the amended and restated 2011 Plan. However, the actual tax treatment of such awards will depend on the satisfaction of the requirements of Section 162(m). One such requirement is that the material terms of the Performance Criteria (eligible participants, per person award limits and the performance goals included in the amended and restated 2011 Plan) be approved by Aon's shareholders every five years. Approval of the amended and restated 2011 Plan will constitute approval of the material terms of the Performance Criteria set forth therein.

Performance-Based Compensation.    If the Compensation Committee specifies that any award of restricted shares or restricted stock units, performance shares or performance share units or any cash incentive award is intended to qualify as "performance-based compensation" under Section 162(m), the grant, issuance, vesting and/or settlement of such award will be contingent upon the achievement of one or more pre-established performance goals in accordance with the provisions of Section 162(m) and the related regulations, as more fully described below. Achievement of performance goals will be measured over a performance period, as specified by the Compensation Committee. The Compensation Committee has the discretion to reduce the amount of any payment or settlement otherwise to be made. The Compensation Committee will specify the circumstances in which performance-based awards will be paid or forfeited in the event of the participant's death or disability, in connection with a change of control or, subject to the achievement of the performance goals during the performance period, in connection with any other termination of employment prior to the end of a performance period or settlement of an award.

For purposes of the amended and restated 2011 Plan, a "performance goal" means any one or more of the following business criteria, either individually, alternatively or in any combination, applied to either Aon as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as selected by the Compensation Committee: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring expenses, interest expense, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or shareholders' equity; (vii) return on invested capital, sales, assets, or equity; (viii) share price performance or shareholder return; (ix) economic value created or added; or (x) strategic performance objectives relating to including acquisitions, divestitures, market penetration, geographic expansion, product development, regulatory or quality performance, or innovation or research goals.

In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Compensation Committee; provided that the Compensation Committee will have the authority to exclude the impact of charges or benefits for restructuring plans, discontinued operations, amortization of intangible assets, extraordinary items, the cumulative effects of tax or accounting principles and other unusual, non-recurring adjustments included in as adjusted pre-tax income and as disclosed in financial results filed with or furnished to the SEC.

The maximum amount payable pursuant to any cash incentive award under the amended and restated 2011 Plan that is intended to be "performance-based compensation" to any participant in any calendar year is $10,000,000 and the maximum number of shares that may be covered by awards granted to any one participant during any one calendar-year period is 1,500,000.

Certain Events of Forfeiture.    The Compensation Committee has the discretion to add forfeiture provisions to any grant under the amended and restated 2011 Plan, including forfeiture for violation of a restrictive covenant set forth in any applicable award agreement.

Change-in-Control.    In the event of a change-in-control of Aon, the Board has discretion to take such actions as it deems appropriate including, but not limited to requiring that outstanding Options and SARs or other equity awards become fully vested and exercisable and, in certain cases, paid to participants and providing that the performance period applicable to performance-based awards will lapse and/or the performance goals for such awards will be deemed to be satisfied.

Clawback Policy.    Any compensation earned or paid under the amended and restated 2011 Plan is subject to forfeiture, recovery by Aon, or other action pursuant to Aon's Incentive Repayment Policy or any other clawback or recoupment policy which Aon may adopt from time to time, including without limitation any such policy which Aon may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Adjustments to Shares.    In the event there is a change in the capital structure of Aon as a result of any share dividend or split, recapitalization, issuance of a new class of shares, merger, consolidation, spin-off or other similar corporate change, or any distribution to shareholders holdings shares other than regular cash dividends, the Compensation Committee shall make an equitable adjustment (in the manner and form determined in the Compensation Committee's sole discretion) in the number of shares and forms of the awards authorized to be granted under the amended and restated 2011 Plan, including any limitation imposed on the number of Class A Ordinary Shares with respect to which an award may be granted in the aggregate under the amended and restated 2011 Plan or to any participant, and make appropriate adjustments (including exercise price) to any outstanding awards.

Tax Withholding and Tax Offset Payments.    The Compensation Committee is authorized to withhold from awards and related payments (including ordinary share distributions) amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award by withholding Class A Ordinary Shares or other property to satisfy such withholding requirements or by taking certain other actions. Aon can delay the delivery to a participant of Class A Ordinary Shares under any award to allow it to determine the amount of withholding to be collected and to collect and process such withholding.

Term of Amended and Restated 2011 Plan.    Unless earlier terminated by the Board, the authority of the Compensation Committee to make grants under the amended and restated 2011 Plan will terminate on the date that is ten years after the date upon which the Board originally adopted the 2011 Plan.

Amendment and Termination.    The Board may suspend, amend or terminate the amended and restated 2011 Plan; provided, however, that Aon's shareholders will be required to approve any amendment (i) to the extent required by law or the NYSE rules; (ii) that would alter the amended and restated 2011 Plan's provisions restricting Aon's ability to grant Options and SARs with an exercise price that is not less than the fair market value of the underlying Class A Ordinary Shares; or (iii) in connection with any action to amend or replace previously granted Options and SARs in a transaction that constitutes a "repricing" within the meaning of the rules of the NYSE.

Awards granted prior to a termination of the amended and restated 2011 Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the amended and restated 2011 Plan will adversely affect the rights of a participant in awards previously granted without such participant's consent.

What are the U.S. federal income tax consequences?

The following is a general description of certain significant United States federal income tax consequences under the Code, as in effect on the date of this summary, applicable to Aon and participants in connection with awards under the amended and restated 2011 Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and additional taxes in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes.

The grant of Options under the amended and restated 2011 Plan will not, in itself, result in the recipient of the Option realizing taxable income or Aon realizing an income tax deduction. However, the transfer of Class A Ordinary Shares to an Option holder upon exercise of the Option may or may not give rise to taxable income to the Option holder and a tax deduction for Aon, depending upon whether such Option is a NSO or an ISO.

The exercise of a NSO by an Option holder generally results in immediate recognition of taxable ordinary income by the Option holder and a corresponding tax deduction for Aon, in the amount equal to the excess of fair market value of the Class A Ordinary Shares received at the time of exercise over the exercise price. Any gain that the Option holder recognizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

In general, for purposes of the alternative minimum tax under the United States tax laws, the excess of the fair market value of the Class A Ordinary Shares acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Class A Ordinary Shares received pursuant to the exercise of the ISO within the earlier of: (i) two years after the date of the grant of the ISO, or (ii) one year after the date of exercise, a subsequent sale of such Class A Ordinary Shares will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Aon.

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise, the Option will lose its status as an ISO and will be taxed as an NSO. If the recipient disposes of Class A Ordinary Shares acquired upon exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such Class A Ordinary Shares on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, Aon generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on how long the shares were held).

The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for Aon. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any Class A Ordinary Shares received as of the exercise date are taxable to the participant as ordinary income and deductible by Aon.

A participant will not recognize any taxable income upon the award of restricted shares which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted shares, if any, prior to the lapse of the restrictions applicable to the restricted shares, or dividend equivalents paid with respect to unvested restricted stock units, will be taxable as compensation income to the participant.

Generally, a participant will recognize taxable ordinary income in connection with restricted shares when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted shares based on the fair market value of the Class A Ordinary Shares subject to the award on the date of the award. If a participant makes such an election, any dividends paid with respect to those restricted shares will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted share award lapse.

Assuming compliance with the applicable reporting requirements, Aon will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted share award in the same taxable year that the participant recognizes that ordinary income. The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for Aon. The amount of cash received or the then-current fair market value of our Class A Ordinary Shares received upon settlement of the restricted stock unit is taxable to the recipient as ordinary income and deductible by Aon.

The granting of other Full Value Awards or cash incentive awards subject to performance conditions generally should not result in the recognition of taxable income by the recipient or a tax deduction by Aon. The payment or settlement of any such award should generally result in immediate recognition of taxable ordinary income by the recipient and a corresponding tax deduction by Aon equal to the amount of any cash received or the then-current fair market value of the Class A Ordinary Shares received. If shares or any portion of the cash settlement covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and Aon will be similar to the tax consequences of restricted share awards, previously described. If the award consists of unrestricted Class A Ordinary Shares, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and Aon will be entitled to a corresponding tax deduction.

Under Section 162(m), Aon may be limited as to its federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our principal executive officer or any of our other three most highly compensated executive officers (other than our principal executive officer or our principal financial officer) who are employed by us on the last day of our taxable year. However, certain "performance-based compensation," the material terms of which are disclosed to and approved by our shareholders is not subject to this deduction limitation, assuming other applicable regulatory requirements are satisfied. The amended and restated 2011 Plan allows the Compensation Committee discretion to award restricted shares, restricted stock units, performance shares, performance share units, other share-based awards and cash incentive awards that are intended to be qualified performance-based compensation, as described above. However, nothing in this proposal precludes granting awards that do not qualify for tax deductibility under Section 162(m).

What benefits will be received by our directors, officers and employees under the amended and restated 2011 Plan?

As of March 31, 2014, a total of 13,504,265 shares have been awarded pursuant to the 2011 Plan (at target level of performance). The following table sets forth the number of Class A Ordinary Shares, restricted stock units and performance share units (at target level of performance) that have been granted under the 2011 Plan to our named executive officers and the other individuals and groups indicated. The actual equity underlying awards for the remainder of 2014 are not determinable and will depend on many factors including Board authorization, future share prices, and the mix of restricted stock unit awards and performance share unit awards.

Name and Position	Number of Performance Share Units	Number of Ordinary Shares or RSUs
Gregory C. Case	427,496	45,750
Christa Davies	261,205	24,944
Stephen P. McGill	202,303	30,586
Michael J. O'Connor	138,796	13,996
Kristi Savacool	98,146	15,558
Executive Group	217,937	32,038
Non-Executive Director Group	—	92,337
Non-Executive Officer Employee Group	1,993,352	9,909,821

Other equity-based or cash compensation awards to be granted in the future to eligible individuals, including current and future employees, officers and directors, under the amended and restated 2011 Plan cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee. For an understanding of the equity-based compensation awards made in the past under the 2011 Plan, see the Grants of Plan-Based Awards in Fiscal Year 2013 table beginning on page 49 and the Outstanding Equity Awards at 2013 Fiscal Year-End table beginning on page 54. For an understanding of the cash incentives awarded in the past under the Incentive Compensation Plan, see the 2013 Summary Compensation Table for Fiscal Years 2013, 2012 and 2011 beginning on page 45.

What happens if the amended and restated 2011 Plan does not receive shareholder approval?

If the amended and restated 2011 Plan does not receive shareholder approval, awards will continue to be made under the 2011 Plan as currently in effect. In the event there are not sufficient Class A Ordinary Shares available to be issued under the 2011 Plan to settle awards granted thereunder, Aon will be required to grant some awards, or portions thereof, to be settled in cash. Settling awards in cash rather than Class A Ordinary Shares could have an adverse impact on Aon's cash flow from operations, financial position and results of operations. Approval of the amended and restated 2011 Plan should reduce the magnitude of Aon's exposure to such cash settlement risk.

In addition, under applicable accounting rules, if Aon determines at any time that there would be insufficient shares remaining under the 2011 Plan to settle one or more awards granted thereunder with the issuance of shares, Aon will be required to classify and account for the equity-based awards, or portions thereof, to be settled in cash under one or both such plans as liabilities. This "liability accounting" could adversely impact Aon's financial position or results of operations. Approval of the amended and restated 2011 Plan should reduce the magnitude of Aon's exposure to such "liability accounting" risk in the event that it is triggered.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF ADDITIONAL SHARES FOR THE AON PLC 2011 INCENTIVE COMPENSATION PLAN.

PROPOSAL 10—RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES

What am I voting on?

Under the Act, we may only repurchase our Class A Ordinary Shares in accordance with specific procedures for "off market purchases" of such shares. This is because, and solely for the purposes of the Act, any repurchase of our Class A Ordinary Shares through the NYSE constitutes an "off market" transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract which has been approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.

We approved our form of share repurchase contracts and counterparties immediately prior to the redomestication, and we are seeking to renew our existing authorizations so that we have the ability to continue to conduct our share repurchase program as it has been conducted since the Redomestication.

Approval of the forms of contract and counterparties are not an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will continue to repurchase shares at its discretion in accordance with its previously disclosed share repurchase program. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.

What are the material terms of the repurchase contracts?

We are seeking the approval for two forms of share repurchase contract.

The form of agreement attached as Appendix C to this Proxy Statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as Aon may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the counterparty will purchase the Class A Ordinary Shares as principal and sell any Class A Ordinary Shares purchased to Aon in record form.

The form of agreement attached as Appendix D to this Proxy Statement is a form of repurchase plan which we may enter from time to time to purchase a specified dollar amount of Class A Ordinary Shares on the NYSE each day if our Class A Ordinary Shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The agreement provides that the counterparty will purchase the Class A Ordinary Shares as principal and sell any Class A Ordinary Shares purchased to Aon plc in record form.

Who are the approved counterparties?

Aon may only enter into share repurchase contracts with counterparties approved by our shareholders. Aon therefore seeks approval to conduct repurchases through the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America	J.P. Morgan Securities, LLC	Northern Trust Securities, Inc.
Barclays Capital Inc.	Keefe, Bruyette and Woods, Inc.	RBC Capital Markets Corporation
BNY Mellon Capital Markets, LLC	KeyBanc Capital Markets, Inc.	RBS Securities Inc.
Blaylock Robert Van, LLC	Kota Global Securities Inc.	ScotiaBank Capital Markets
BNP Paribas Securities Corp	Liquidnet Inc.	Stifel, Nicolaus & Company
Citibank Global Markets	Lloyds Bank	Topeka Capital Markets
Credit Suisse Securities (USA) LLC	Loop Capital Markets LLC	UBS Securities LLC
Deutsche Bank Securities, Inc.	M.R. Beal & Company	UniCredit Bank, LLC
Drexel Hamilton, LLC	Morgan Stanley & Co., LLC	Wells Fargo Securities, LLC
Goldman, Sachs & Co.	Natixis	The Williams Capital Group, L.P.
HSBC Securities

When does this authorization expire?

Under the Act, Aon must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, Aon may repurchase shares pursuant to the form of contracts attached at Appendix C and Appendix D with the approved counterparties until the fifth anniversary of the 2014 Annual Meeting.

What happens if the forms of contract and counterparties do not receive shareholder approval?

If the forms of contract and counterparties do not receive shareholder approval, we will continue the repurchase program with the currently approved forms of contracts and counterparties. In order to continue repurchasing shares after March 29, 2016, we would be required to seek shareholder approval of the forms of contract and counterparties at a future annual general meeting.

How does the Board recommend that I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the number of Ordinary Shares that may be issued under our equity compensation plans as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	20,445,372(1)(2)	33.2471(3)	17,350,165(4)
Equity compensation plans not approved by security holders(5)	992,550	—(6)	—(7)

Total	21,437,922	33.2471(6)	17,350,165

(1)
This amount includes the following:
  –
  2,854,856 shares that may be issued in connection with outstanding share options
  –
  9,759,034 shares that may be issued in connection with share awards;
  –
  628,975 shares that may be issued in connection with deferred share awards;
  –
  139 shares that may be issued in connection with deferred share options;
  –
  229,055 shares that may be issued in connection with the US employee share purchase plan;
  –
  176,297 shares that may be issued to satisfy obligations under the Aon Deferred Compensation Plan; and
  –
  6,493,806 shares that may be issued in connection with the settlement of performance share units. For awards where the performance period has been completed, the actual number of shares to be issued is shown. For awards tracking significantly below threshold, the threshold number of shares which may be issued is shown. For all other performance share awards, the maximum number of shares which may be issued is shown.

(2)
On November 1, 2002, the Aon Deferred Compensation Plan was amended to discontinue the distribution of shares with respect to deferrals after November 1, 2002 from that plan. As of December 31, 2013, based on a share price of $83.89, the maximum number of shares that could be issued under the Aon Deferred Compensation Plan was 176,297.

(3)
Indicates weighted average exercise price for 2,854,856 outstanding options under the Aon Stock Incentive Plan.

(4)
The total number of Ordinary Shares authorized for issuance in connection with awards under the Aon Corporation 2011 Incentive Plan is 25,000,000. As of December 31, 2013, 11,329,916 shares remained available for future issuance under this plan. The amount shown in column (c) also includes 6,020,249 shares available for future issuance under the Aon plc Global Share Purchase Plan, including 229,055 shares subject to purchase as of December 31, 2013. Permissible awards under the Aon Corporation 2011 Incentive Plan include share options, share appreciation rights, restricted shares, restricted share units and other share-based awards, including awards where the vesting, granting or settlement of which is contingent upon the achievement of specified performance goals, called "performance awards."

(5)
Below are the material features of our equity compensation plans that have not been approved by shareholders:

Aon Supplemental Savings Plan

The Supplemental Savings Plan was adopted by the Board of Directors of Aon Corporation in 1998. It is a nonqualified supplemental retirement plan that provides benefits to participants in the Aon Savings Plan whose employer matching contributions are limited because of IRS-imposed restrictions. Prior to January 1, 2004, participants covered under the Supplemental Plan were credited with an additional matching allocation they would have received under the former Aon Savings Plan provisions—100% of the first 1% to 3% of compensation ("Tier I") and 75% of the next 4% to 6% of compensation ("Tier 2")—had compensation up to $500,000 been considered. Between January 1, 2004 and December 31, 2005, only participants defined as employees of Aon Consulting's Human Resource Outsourcing Group maintained the matching provision in the Supplemental Plan. Participants may elect to have Tier I allocations credited to their accounts as if invested in a money market account or as if invested in Ordinary Shares. Tier I allocations directed to an Ordinary Shares account may not be moved to the money market account, regardless of the participant's age. As of January 1, 2006, no participants are eligible for Tier I or Tier II matching allocations. Before the beginning of each plan year, an election may be made by any participant to transfer some or all of a participant's money market account to the Ordinary Shares account. All amounts credited to the Ordinary Shares account are credited with dividends and other investment returns as under the Aon Savings Plan fund. Between January 1, 2004 and December 31, 2008, the Supplemental Plan provision in effect provided employees hired January 1, 2004 and later, benefits on plan compensation above the IRS limits (and up to $500,000) as under the Aon Retirement Account (the "ARA") provision of the Aon Savings Plan. Benefits were in the form of a discretionary non-contributory company contribution made to eligible employees active at the end of the plan year with 1,000 or more hours of paid service. The Supplemental Plan ARA allocation was calculated using the same formula that the Board determines for the Aon Savings Plan ARA. Ongoing balances which resulted from the

  Supplemental Plan ARA allocation will continue to track the same investment options as selected by the participant under the Aon Savings Plan. This includes the Aon Ordinary Shares option, and, like the Aon Savings Plan provision, has no transfer restrictions.

  Effective for plan years beginning January 1, 2009, a new Supplemental Plan provision went into effect whereby employees were credited with an additional matching allocation they would have received under the new Aon Savings Plan match provision—100% of the first 6% of compensation—had compensation up to $500,000 been considered. Participants must also contribute the limit prescribed by the IRS ($17,500 for 2013) and be active on the last day of the year in order to receive the allocation. As of December 31, 2013, the number of shares that could be issued under the plan was 448,891.

  Aon Supplemental Employee Stock Ownership Plan

  The Aon Supplemental Employee Stock Ownership Plan was a plan established in 1989 as a nonqualified supplemental retirement plan that provided benefits to participants in the Aon Employee Stock Ownership Plan whose employer contributions were limited because of IRS-imposed restrictions. As of 1998, no additional amounts have been credited to participant accounts, although account balances are maintained for participants, and credited with dividends, until distribution is required under the plan. Distributions are made solely in Ordinary Shares. No specific authorization of Ordinary Shares for the plan has been made. As of December 31, 2013, the number of shares that could be issued under the plan was 218,623.

  Awards to Gregory C. Case Pursuant to Employment Agreement

  Pursuant to the Employment Agreement between Gregory C. Case and Aon, dated April 4, 2005, the terms of which are described in this Proxy Statement under the heading "Executive Compensation" and are incorporated herein by reference, Mr. Case was granted 125,000 restricted share units and options to purchase an aggregate of 1,000,000 shares. A portion of this award, namely options to purchase 325,000 shares, was granted outside of the Stock Incentive Plan as inducement for his employment with Aon. This option to purchase 325,000 Ordinary Shares remains outstanding. All of the 325,000 options are fully vested, expire on April 4, 2015 and have an exercise price of $22.86.

(6)
The weighted-average exercise price of such shares is uncertain and is not included in this column.

(7)
None of these equity compensation plans contain a limit on the number of shares that may be issued under such plans; however, these plans are subject to the limitations set forth in the descriptions of these plans contained in Note 5 above.

In connection with the Hewitt acquisition, Aon became the successor sponsor of the Hewitt Associates, Inc. Amended and Restated Global Stock and Incentive Plan (the "Hewitt Plan"). No awards have been made under the Hewitt Plan subsequent to the Hewitt acquisition. As of December 31, 2013, 281,741 shares were covered by outstanding and unexercised options granted under the Hewitt Plan, which awards had a weighted average exercise price of $21.89 and were fully vested as of the completion date of the Hewitt acquisition. These shares are not included in the table above. Aon will not grant any additional awards under the Hewitt Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Aon has adopted procedures governing the review and approval of related party transactions. The terms of these procedures provide that the Governance/Nominating Committee will review transactions in which: (i) Aon is a party, participant, or has a direct or indirect material interest; (ii) the amount involved exceeds or reasonably can be expected to exceed $120,000; and (iii) any director, executive officer or holder of five percent (5%) or more of Aon's voting securities, or an immediate family member of any such person, has a direct or indirect material interest. To facilitate the review and approval of related party transactions, Aon's directors and executive officers complete an annual director and officer questionnaire and disclose all potential related person transactions involving themselves and their immediate family members. Throughout the year, directors and executive officers are required to notify Aon's General Counsel of any potential related person transactions of which they become aware. Aon's General Counsel reports these transactions, as well as any other related party transactions of which he is aware, to the Governance/Nominating Committee. The Governance/ Nominating Committee considers all relevant facts of any related party transactions to determine whether to approve or ratify the transaction.

In 2013, the Company owned a 33.3% interest in a consulting joint venture in Mauritius in which Yvan Legris, our Chief Executive Officer—Consulting owned a 33.3% interest and was also a director. The joint venture was originally formed in 1997 by Mr. Legris, Bacon & Woodrow and an unaffiliated third party who was the managing director and owner of the remaining 33.3% interest in the joint venture. The joint venture interest was acquired by Hewitt Associates in 2002 and in turn by the Company in 2010 with the acquisition of Hewitt Associates, Inc. The Company instituted policies to insulate Mr. Legris from the day to day management of the joint venture. Revenues for the joint venture for its fiscal year ended September 30, 2013 were approximately $1.2 million, after tax profits were approximately $210,000 and dividends of approximately $270,000 were paid by the joint venture to each of its members. Mr. Legris received no other payments from the joint venture in 2013. In February 2014, the Company purchased Mr. Legris' interest from Mr. Legris for approximately $600,000. This transaction was subject to a third party valuation and was reviewed and approved by the Governance/Nominating Committee.

SHAREHOLDERS' REQUESTS UNDER SECTION 527 OF THE COMPANIES ACT 2006

Under section 527 of the Act members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:

•
the audit of the Company's accounts (including the auditor's report and the conduct of the audit) that are to be laid before the annual general meeting; or

•
any circumstance connected with an auditor of the Company ceasing to hold office since the last annual general meeting.

The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the Act. Where the Company is required to place a statement on a website under section 527 of the Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the annual general meeting includes any statement that the Company has been required under section 527 of the Act to publish on a website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that each of our directors and executive officers, and any other person who owns more than ten percent of our Ordinary Shares, file with the SEC initial reports of ownership and reports of changes in ownership of our Ordinary Shares. To our knowledge, based solely on information furnished to us and written representations by such persons that no such other reports were required to be filed, Aon believes that all such SEC filing requirements were met in a timely manner during 2013 other than with respect to (i) a Form 4 filing for Fulvio Conti to report the sale of Ordinary Shares by a third party to satisfy tax withholding obligations; and (ii) a Form 4 filing for Lester Knight to report the purchase of shares in a broker discretionary transaction.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL GENERAL MEETING

Shareholders who, in accordance with the SEC's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2015 annual general meeting must submit their proposals to the Office of the Company Secretary of Aon at 8 Devonshire Square, London EC2M 4PL, on or before January 5, 2015. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

In accordance with our Articles, and without prejudice to the rights of a shareholder of record under applicable law, in order to nominate a candidate for election as a director or properly bring other business before the 2015 annual general meeting, a shareholder's notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of Aon at 8 Devonshire Square, London EC2M 4PL, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not pursuant to the SEC's Rule 14a-8) must be received no earlier than February 24, 2015 and no later than March 26, 2015.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by Aon with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, the information contained in the section of this proxy statement entitled "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. The information contained in the Compensation Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, other than Aon's Annual Report on Form 10-K, except to the extent specifically provided otherwise in such filing.

OTHER MATTERS

The Board is not aware of any business to be acted upon at the Annual Meeting other than that described in this proxy statement. If any other business comes before the Annual Meeting, the proxy holders (as indicated on the accompanying proxy card or cards) will vote the proxies according to their best judgment with respect to such matters.

                      By Order of the Board of Directors,

                      Peter Lieb
                       Company Secretary

London, United Kingdom
April 29, 2014

Appendix A

DIRECTORS' REMUNERATION REPORT

This report sets out the Company's policy in relation to directors' remuneration and relevant disclosures for the financial year ended 31 December 2013. The report has been prepared in accordance with the requirements of the U.K. Large and Medium-sized Companies & Groups (Accounts & Reports) (Amendment) Regulations 2013 (the "Regulations") which apply to the Company. The relevant sections of the report have been audited by Ernst & Young LLP. The Company's Remuneration Policy set out on pages A-4 to A-18 will be put to shareholders for approval in a binding vote at the forthcoming Annual General Meeting. The Statement of the Chairman of the Organization & Compensation Committee and discussion of Governance (set out on pages A-3 to A-4) and the Company's Report on Remuneration for 2013 (set out on pages A-18 to A-29) will be subject to an advisory vote at the forthcoming Annual General Meeting.

        On 2 April 2012, the Company completed the reorganization of the corporate structure of the group of companies controlled by the predecessor holding company of the Aon group, Aon Corporation, pursuant to which Aon Corporation merged with one of its indirect, wholly owned subsidiaries and Aon plc became the publicly-held parent company of the Aon group. This transaction is referred to as the redomestication. References in this report to the actions of "the Company", "us", "we" or "Aon" (or its board of directors, committees of its board of directors, or any of its directors and/or officers) or any similar references relating to periods before the date of the redomestication should be construed as references to the actions of Aon Corporation (or, where appropriate, its board of directors, committees of its board of directors or its directors and/or officers), being the previous parent company of the Aon group.

STATEMENT OF THE CHAIRMAN OF THE ORGANIZATION & COMPENSATION COMMITTEE

        We continue our journey to build, and continuously improve upon, the leading risk advisory and HR solutions firm in the world. We accomplish this by providing clients with world class advice, solutions, innovation and execution. To achieve those objectives, we must be the destination of choice for the best talent. Our remuneration program supports this vision and business strategy and fundamentally aligns the financial interests of our executives with those of our shareholders in both our short and long-term programs.

        The core principle of our executive compensation program continues to be pay for performance. As in prior years, one of our strategic goals was improving the Company's financial performance for 2013. Total revenue for 2013 increased 3% to $11.8 billion and the Company delivered double-digit earnings growth. Additionally, the Company achieved record cash flow from operations of $1.6 billion. The Company's total shareholder return for 2013 was 52%, in 2013 as compared to the return of the benchmark S&P 500 of 32%, Marsh & McLennan of 43% and Willis Group Holdings of 37%.

        We returned more than $1.3 billion of excess capital to shareholders through our share repurchase program and dividends. We increased our quarterly dividend by 11% to $0.70 per Ordinary Share. The returns to shareholders highlight our strong cash flow generation and effective allocation of capital.

        In 2013, the Committee made no adjustments from the previously established levels for base salaries or benefits for the Company's senior executive officers, favoring instead to continue to link pay to performance.

        As in prior years, the Company granted performance share units under its Leadership Performance Program to each of its senior executive officers, including Mr. Case, the Company's sole executive director, which will vest based upon the Company's cumulative adjusted earnings per share performance from 2013 through 2015. The cumulative target under the program ranges from $13.01, below which no shares would be issued, to $14.51, which would yield shares equal to 200% of the target number of shares. A result of $13.80 in cumulative adjusted earnings per share would yield settlement in Ordinary Shares at 100% of target. This target represents a 6% increase over the adjusted target for the prior year's plan.

        In 2013, the Committee made no adjustments to target bonuses, and determined that the 2013 Company-wide performance target for its annual bonus scheme would be 3.7% growth in pre-tax income from continuing operations, excluding restructuring charges, compared to pre-tax income from continuing operations in 2012, resulting in a target of $2,003 million. The Committee set the minimum achievement threshold at 85% of such target, or $1,703 million, as adjusted for unusual or infrequently occurring items. The Committee set the minimum threshold at 85% because it believed performance below that level would not create sufficient value for the Company's shareholders and, therefore, should not result in bonus payments. The Committee selected pre-tax income as the measure to emphasize performance of Aon as a whole and directly link executives' awards to Aon's key business initiatives of delivering distinctive client value and achieving operational excellence.

        In combination with the performance targets established under the Company's Leadership Performance Programs, the Committee believes the targets measure of our core operating performance and balance the executives' short and long-term perspective appropriately.

        During the first quarter of 2014, the performance share units under the Leadership Performance Program for the performance period from 2011 through 2013 vested. The Company's cumulative adjusted EPS from continuing operations target for this program ranged from $9.67, below which no payout was due to occur, to $11.21, which would have yielded shares equal to 200% of the target number of shares. A result of $10.01 in cumulative adjusted EPS from continuing operations would have yielded shares equal to 100% of the target number of shares. This target represented a 3.5% increase over the adjusted target for the fifth cycle of the Leadership Performance Program established for the performance period from 2010 through 2012. The Company's actual cumulative adjusted earnings per share from continuing operations for the three-year period was $10.26, resulting in a payout at 125% of target. In addition, the Company's 2013 pre-tax income, after permitted adjustments for unusual items, was $2,112 million, or 105.5% of target, resulting in funding of the incentive pool for the Company's annual bonus program of 122.0%. At the suggestion of management, the Committee approved a 20% reduction in the pool, resulting in final funding of 97.6%. The Board, on the recommendation of the Committee, approved a bonus for Mr. Case under the plan of 105% of his target bonus.

        In 2013, after reviewing market conditions, the Board approved changes to the non-executive director compensation program, effective January 1, 2014. The annual equity award will increase by $10,000 to $155,000 for regular members while the non-executive chairman's equity award will also increase by $10,000 and he will receive an additional annual equity award of $210,000 ($365,000 in total). Lastly, the annual retainer for the chairpersons of each Board committee other than the Audit Committee will increase by $5,000 to $20,000 annually.

        The Committee believes that the Company is well positioned for long-term value creation through improvements in operating performance and strong free cash flow generation and that the Company's remuneration program achieved its purpose of linking pay to performance in 2013.

R. Notebaert

GOVERNANCE

Operation of the Organization & Compensation Committee

        The Organization & Compensation Committee (the "Committee") assists the Company's Board of Directors (the "Board") in carrying out its overall responsibilities with regard to executive compensation, including oversight of the determination and administration of the Company's compensation philosophy, policies, and schemes for the Company's executive officers and non-executive directors. The Committee annually reviews and determines the compensation of the Company's executive officers, including Mr. Case, the Company's President and Chief Executive Officer and sole executive director, subject to the input of the other independent members of the Board. The Committee consults with Mr. Case on, and directly approves, the compensation of other executive officers, including special hiring and severance arrangements. The Committee administers the Aon Corporation 2011 Incentive Plan (and its predecessor plans), including granting equity (other than awards to Mr. Case, which awards are approved by the independent members of the Company's Board in accordance with applicable law) and interpreting the plan, and has general administrative responsibility with respect to the Company's other U.S. employee benefit programs. In addition, the Committee reviews and makes recommendations to the Board concerning the non-executive directors' compensation and certain amendments to U.S. employee benefit plans or equity plans. The Committee also reviews and discusses the compensation disclosures contained in the Company's Annual Report on Form 10-K, proxy statement and this directors' remuneration report. The Committee may delegate its authority to sub-committees when appropriate.

        During 2013, the members of the Committee were:

  •
  R C Notebaert (chair)

  •
  C A Francis

  •
  E D Jannotta

  •
  R S Morrison

  •
  R B Myers

  •
  C Y Woo

        None of the members of the Committee is an executive officer and each member is independent as such term is defined under the rules of the New York Stock Exchange and the Company's own independence standards. The remuneration of the Company's non-executive directors is considered by the Board as a whole with recommendations made by the Committee. In 2013, the Committee met five times.

Committee Advisors

        The Committee has retained Frederic W. Cook & Co., Inc. ("FW Cook") as its independent remuneration consultant. The consultant is engaged by, and reports directly to, the Chairman of the Committee. The consultant does not advise Company management or receive other remuneration from the Company. The Committee annually reviews the independence of FW Cook pursuant to United States Securities & Exchange Commission and New York Stock Exchange Rules. The Committee has determined that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Committee. George Paulin, the Chief Executive Officer of FW Cook, typically participates in all meetings of the Committee during which remuneration matters for Mr. Case, other executive officers or non-executive directors are discussed and the consultant communicates between meetings with the Chairman of the Committee. During 2013, the consultant assisted the Committee by:

  •
  providing insights and advice regarding the Company's remuneration philosophy, objectives and strategy for the Company's senior executive officers;

  •
  developing criteria for identification of the Company's peer group as a market check for executive officer and non-executive director remuneration purposes;

  •
  reviewing management's proposals for the design of short-term cash and long-term share-based incentive schemes;

  •
  providing insights and advice regarding the Committee's analysis of risks arising from its remuneration policies and practices;

  •
  providing change-in-control severance calculations for our Named Executive Officers in the 2013 annual proxy disclosure;

  •
  providing compensation data from proxies of our peer group and other disclosures;

  •
  advising on revisions to non-executive director remuneration schemes; and

  •
  advising on and providing comments on management's recommendations regarding executive officers' annual incentives for 2013 and long-term share-based awards granted in 2013.

        FW Cook charges the Company a on an hourly rate plus expenses basis. During the year ended 31 December 2013, the Company paid FW Cook $203,912 for its services.

        The Committee has delegated asset investments, vendor selection and other duties in connection with the Company's qualified and non-qualified U.S. retirement plans and governance responsibilities related to the Company's retirement plans globally to the Retirement Plan Governance and Investment Committee ("RPGIC"), and the Committee delegated certain administrative responsibilities, namely those relating to benefit claims and appeals and plan interpretations, under the Company's U.S. employee benefit plans to the Administrative Committee. Each of the members of the RPGIC and the Administrative Committee are employees of the Company. In addition, the Chief Human Resources Officer, the Chief Financial Officer and the Chief Counsel—Global Employment provide assistance to the Committee as required. The Committee is also supported by the Company Secretary and Compensation functions. No individuals provide input to the Committee with regard to their own remuneration.

THE COMPANY'S REMUNERATION POLICY

Objectives of Our Remuneration Programs

        It is intended that the Remuneration Policy, set out in this report, if approved, will, for the purposes of section 226D(6)(b) of the Companies Act 2006 (the "Act"), take effect on 30 June 2014. The Company intends to implement the policy set forth in this section in 2014 as more specifically set forth in the remuneration table below and as more specifically described in this section.

        The Company continues to build upon its strategy of becoming the pre-eminent professional service firm in the world focused on the topics of risk and people. The Company accomplishes this by providing clients with world-class advice, solutions, innovation and execution. To achieve those objectives, the Company must be the destination of choice for the best talent. The Company's remuneration arrangements support this vision and business strategy and are designed to fundamentally align the financial interests of Mr. Case, our Chief Executive Officer and sole executive director, with those of the Company's shareholders. This is true in both the Company's short and long-term schemes. The Company strives to maximize shareholders' return primarily through growth in pre-tax income from continuing operations and adjusted earnings per share.

        The Company has a guiding philosophy with regard to the variable components of remuneration, such as long-term, share-based awards and the Company's annual incentive scheme. This philosophy dictates that the Company's shareholders should always benefit first before any element of Mr. Case's variable remuneration is earned or paid. For example, under the Company's annual incentive scheme a threshold level of corporate performance must be achieved before any incentive is payable. The Committee carefully sets that minimum threshold level each year in connection with the Company's strategic plans for the performance period. Even if the minimum level of corporate performance is achieved, the Committee reserves the right to exercise discretion to reduce or eliminate any incentive to the extent it deems reasonable and prudent under the circumstances.

        The core principle of the Company's remuneration program continues to be pay for performance. The Company's approach includes strong governance features, including its share ownership guidelines for executive officers and its annual risk assessment regarding compensation programs.

        The Committee determines remuneration in accordance with this statement of remuneration policy. However, the Committee has the discretion in unforeseen and exceptional circumstances to offer fixed and variable remuneration in excess of the maximums stated in the policy table if judged necessary to retain its directors or to procure the services of the most appropriate candidate. To the extent practicable, the Committee will consult with shareholders prior to using the power and the Company will disclose at the earliest reasonable opportunity the terms of any arrangements where the Committee has relied on the power.

Components of Remuneration for Executive Directors

Purpose / Link to strategy	Operation (Including Maximum Opportunity)	Performance framework	Recovery or withholding

Base Salary

Stream of income provided throughout the year in exchange for performance of specific job responsibilities aimed at securing the talent needed to achieve the company's strategic objectives.
Base salary is a fixed component of compensation and is initially set at a level based primarily upon the executive's role, individual skill and experience. Other factors include historical pay; tenure; contractual commitments; and market pay data as a reference point.
There is no prescribed maximum to base salary. However, as noted in the performance framework, Aon infrequently adjusts base salaries.

Our Chief Executive Officer's current base salary is $1.5 million.
		The base salaries of Aon's executive officers, including our Chief Executive Officer, are adjusted infrequently, as Aon's preferred practice is to increase variable pay components based upon superior performance. However, base salaries may be adjusted to, among other things, recognize a significant change in job function or responsibilities or to bring the fixed component of an executive's total compensation in line with his or her peers at Aon or the industry generally.	No recovery provisions apply to base salary.

Annual Bonus

Short-term performance-based incentive to achieve annual performance objectives.
The Committee has discretion to determine an executive officer's actual bonus amount as long as the corporate performance threshold is achieved for the relevant financial year. Annual bonuses are payable 65% in cash and 35% in restricted stock units under the ISP as described below.

The Committee has discretion to pay a bonus up to the annual cap level under the Aon's 2011 Incentive Compensation Plan (the "Shareholder Approved Plan") of the lesser of $10 million or 3 times target bonus.

For our Chief Executive Officer, under the terms of his employment agreement, his target bonus is 200% of his base salary, with a maximum bonus opportunity of 300% of his target bonus (i.e., 600% of his base salary).

The Committee establishes threshold and target levels for the approved corporate Performance Criteria identified below based upon the Company's strategic plans. If performance is below the threshold level, the bonus pool is not funded and no bonus is payable. If threshold performance is achieved, the bonus pool for our senior management, including our Chief Executive Officer, is funded in accordance with the level of performance achieved. The Committee has the discretion to award a bonus to the members of senior management who participate in the pool, based upon individual performance during the year subject to the cap for an individual in the Shareholder Approved Plan, provided that the aggregate amount of all bonuses paid out of the pool does not exceed the funded amount.
In assessing performance, the Committee considers an executive officer's qualitative and quantitative contributions to Aon-wide and individual performance over the relevant financial year.

Corporate performance for 2014 will be measured by reference to Aon's operating income for the financial year. There is potential for limited adjustments from this measure, which must be consistent with the Permitted Adjustments identified below.

		The Committee has the discretion to select different Performance Criteria, which are identified below.	Aon's Incentive Repayment Policy applies to Annual Bonus.

Purpose / Link to strategy	Operation (Including Maximum Opportunity)	Performance framework	Recovery or withholding

Equity Based Awards—Incentive Stock Program (ISP)

Focus executives' efforts on increasing long-term performance of the Company as a whole, and to further encourage executive retention with multi-year vesting provision; and encourage ownership of Aon equity.
Time-vested restricted stock units are awarded to executives in lieu of 35% of their annual bonus award on an annual basis which vest ratably over a three year period starting on the anniversary of the grant date under the Shareholder Approved Plan. The number of restricted stock units awarded is determined by dividing 35% of the annual bonus amount by the closing price of Aon plc ordinary shares on the New York Stock Exchange on the day the annual bonus is awarded.

Restricted stock units granted under the ISP will vest ratably over a three-year period. For all employees, awards vest immediately upon the death or disability of the employee or continue to vest over the three-year period if the employee is terminated by the Company without cause. For employees based in the European Union ("EU") and employees outside of the EU under age 55, awards are immediately forfeited if the employee voluntarily terminates employment. For employees outside of the EU, awards continue to vest over the three-year period if the employee voluntarily terminates employment after age 55.

Restricted stock units are settled in ordinary shares of Aon plc.

	Awards under the ISP are limited to 35% of the maximum annual bonus received.	Restricted stock units are awarded based upon the same criteria as the annual bonus. Vesting of the restricted stock units is not subject to any performance measures during the vesting period.	Aon's Incentive Repayment Policy applies to equity based awards under the ISP.

Purpose / Link to strategy	Operation (Including Maximum Opportunity)	Performance framework	Recovery or withholding

Equity Based Awards—Leadership Performance Program (LPP)

Long-term incentive to focus executives' efforts on increasing long-term shareholder value through the achievement of long-term performance objectives and align executives' interests with shareholder interests; encourage executive retention with multi-year vesting provisions; and encourage ownership of Aon equity.

Aon grants performance share units ("PSUs") payable in ordinary shares of Aon plc to executives, including our Chief Executive Officer. The value of awards which vest at the end of a three year performance cycle, subject to achievement of applicable performance measures, is determined and approved by the Committee on an annual basis. The number of target performance share units is calculated on the date of grant based on that day's closing price of Aon plc ordinary shares on the New York Stock Exchange.

In the event that the employee is terminated for cause, voluntarily resigns (for EU employees) or voluntarily resigns before age 55 (for non-EU employees), the performance share units are forfeited. In the event that the employee is terminated without cause or voluntarily resigns after age 55 (for non-EU employees), a portion of the performance share units will vest based upon the date of termination after the determination of the achievement of performance targets at the end of the performance cycle. In the event of the employee's death or disability in the first two years of the performance cycle, the target number of shares will vest. In the event of the employee's death or disability in the third year of the performance cycle, the shares will vest at the greater of the target number of shares or the number of shares earned based upon the actual achievement of performance targets.

In the event of a termination following a change-in-control, a severance agreement provides for additional vesting. See "Change-in-Control Severance Arrangements" below.

The performance share units are earned and settled in a range of 0% to 200% of the target shares based on the performance results over the three-year performance period.

The Committee has the discretion to set the threshold, target and maximum performance level at the beginning of the performance cycle to promote challenging long-term growth objectives. Performance below the threshold level would result in no shares being issued, performance at threshold level would yield shares equal to 50% of the target number, performance at the target level would result in the target number of shares being issued and performance at or above the maximum level would yield shares equal to 200% of the target number. Performance share units will pay out linearly between threshold, target and maximum performance achievement levels.

There is no prescribed maximum target value for LPP awards. Rather, awards are determined based upon an executive's past performance, expectations regarding the executive's future contributions to Aon and market pay data as a reference point for grant values. The Company may also grant larger awards in connection with the renewal of employment contracts.

The vesting of LPP awards is subject to achievement of a performance measure, which is currently based on Aon's publicly-reported adjusted earnings per share ("EPS"). Performance is measured over a three year performance cycle starting in the year of grant. The program allows for potential but limited adjustments from this measure which must be consistent with the Permitted Adjustments identified below.

		The Committee has the discretion to select different Performance Criteria, which are identified below.	Aon's Incentive Repayment Policy applies to LPP awards.

Purpose / Link to strategy	Operation (Including Maximum Opportunity)	Performance framework	Recovery or withholding

Equity Based Awards—Special Circumstances

Further retention of executive officers, including an executive director, or attraction of new executive officers	The Company may also grant equity based awards under the Shareholder Approved Plan that do not fall under the LPP or ISP. For example, a time-vested award may be granted to an executive officer, including an executive director, in connection with the renewal of an employment agreement or to a newly recruited executive officer, as explained in the Recruitment Policy.

	There is no prescribed maximum value or amount for awards in special circumstances. Rather, awards are determined based upon an executive's past performance, expectations regarding the executive's future contributions to Aon and market pay data as a reference point for grant values.	Equity awards granted in special circumstances may be subject to Performance Criteria selected by the Committee; however these awards need not be subject to Performance Criteria.	Aon's Incentive Repayment Policy may be applicable to equity awards to the extent vesting is subject to Performance Criteria, or otherwise in the discretion of the Committee.

Pension and Retirement Schemes

Attraction and retention of top talent; provide mechanism to accumulate retirement benefits.
Our executive officers, including our Chief Executive Officer is eligible to participate in the Aon Savings Plan, a U.S. tax-qualified defined contribution 401(k) plan, and the Aon Supplemental Savings Plan, a U.S. nonqualified supplemental savings scheme. He is not eligible to participate in the Aon Pension Plan, a tax-qualified defined benefit pension plan, because participation in that plan was frozen by the Company before he was hired in 2005. He is eligible to, but has not elected, to participate in a U.S. nonqualified deferred compensation program.

Under the Aon Savings Plan, the Company will match amounts deferred by any employee up to the current United States Internal Revenue Service ("IRS") limit of $17,500 per year (an additional $5,500 in contributions can be made annually for individuals 55 and older), and up to 6% of the current IRS compensation limit ($255,000 in 2013).

Under the Aon Supplemental Savings Plan, a nonqualified deferred compensation plan, the Company will make additional contributions based upon years of service to certain executives, including our Chief Executive Officer, whose benefits are limited by the Internal Revenue Code. For 2013, our Chief Executive Officer received a $9,800 contribution.

The Company may increase contributions to the Aon Savings Plan and Supplemental Savings Plan to align with any future changes to the IRS limit.

	The Company operates different pension schemes in the jurisdictions in which it operates. Alternate schemes may be offered in the future if an executive director resides outside the U.S. If an executive director joins the Board, the Company will provide that executive director with pension benefits customary for its senior leaders in the executive directors' home country.	N/A	No recovery provisions apply to pension arrangements.

Purpose / Link to strategy	Operation (Including Maximum Opportunity)	Performance framework	Recovery or withholding

Other Executive Benefits

Attraction and retention of top talent.
The Company provides modest additional benefits to its executive officers, including our Chief Executive Officer. Current executive benefits include health coverage, health screening program, guest travel on Company-chartered aircraft where the executive officer is travelling for business purposes, directors and officers liability insurance and indemnification to the extent permitted by law.

Additional benefits may be provided as the Committee deems necessary or to take account of perquisites or benefits received from a prior employer to the extent necessary to attract and retain talent. These additional benefits may include security services, financial or legal advisory services, reimbursement of government filing fees, grade allowances or limited personal use of Company-chartered aircraft or Company-owned event tickets.

Certain benefits offered by the Company, such as travel costs or in kind benefits, are subject to market rates and therefore there is no prescribed monetary maximum. The Company and the Committee keep the cost of the benefits under review, and the Committee intends to keep the current level of benefits subject to the costs not becoming unreasonable.

The Company provides different benefits in the jurisdictions in which it operates. If an executive director joins the Board, the Company will provide that executive director with benefits customary for its senior leaders in the executive directors' home country.
		N/A	No recovery provisions apply to benefits.

Relocation Benefits

Attraction and retention of top talent; provide customary benefits to make the executive "whole" on a total rewards basis, be transparent and equitable and reflect best practices and benchmarks of industry counterparts
Determined by market practice regarding relocation benefits.

The Company may provide relocation and housing benefits, cost of living differential benefits, a monthly foreign service allowance, an annual waiver or retention bonus, transportation and home leave benefits, schooling assistance for eligible dependents and tax preparation and equalization benefits.

	The maximum relocation benefits payable is based upon the individual circumstances of the executive, and is designed to keep the executive whole. For the current level of benefits, see the Company's remuneration report for 2013.	N/A
Any waiver or retention bonus is subject to recoupment upon termination of the executive's employment during the period of international assignment.
No recovery provisions apply to other relocation benefits.

Purpose / Link to strategy	Operation (Including Maximum Opportunity)	Performance framework	Recovery or withholding

Change-in-Control Severance Arrangements

Attract and retain top talent; secure the continued service and to ensure the dedication and objectivity of the Company's senior executives in the event of an actual or threatened change-in-control
The Company enters into severance agreements with its senior executives, including our Chief Executive Officer, providing severance benefits in the event of a termination of employment within two years following a change-in-control of the Company. The Committee determines the form of change-in-control severance agreement. The Committee may change the form of severance agreement it offers to account for changes in law or market conditions.

The severance agreements provide for cash severance payments, continuation of benefits and accelerated vesting of outstanding equity awards. The maximum amount payable to an executive is dependent on the individual components of each executive's remuneration, benefits and outstanding equity awards at the time of termination, and as a result a maximum opportunity cannot be determined.

If Mr. Case's severance agreement had been triggered on 31 December 2013, he would have been entitled to receive cash, benefits and accelerated vesting of equity awards valued at approximately $39 million under his severance agreement.
		N/A	The Company may withhold payments if the executive does not enter into a non-competition agreement and release with the Company.

Performance Criteria and Permitted Adjustments

  Selection of Criteria

        The Committee annually assesses at the beginning of the relevant performance period which corporate Performance Criteria, or combination and weighting of Performance Criteria, are most appropriate for each of the annual bonus and the LPP to reflect the Company's strategic initiatives for the performance period. The potential performance criteria are set forth below. Awards under the ISP are intended to operate as a deferral of annual bonus into Aon ordinary shares. As a consequence, these awards are subject only to a continued employment condition and not to additional performance conditions beyond those for the annual bonus. For 2013, the Committee believed that adjusted pre-tax income and adjusted earnings per share are appropriate criteria for the annual bonus and long-term incentives, respectively, and these criteria provide an appropriate balance of short-term and long-term perspectives. For awards in 2014, see "Implementation of Policy in 2014" below.

        Adjusted pre-tax income provides an incentive for senior management to deliver distinctive client value and achieve operational excellence within the year, while adjusted earnings per share over the three-year performance period provides senior management an incentive to achieve and sustain challenging long-term growth objectives. The performance targets set by the Committee are intended to be challenging but achievable over the performance period.

        The Committee has the discretion to change the Performance Criteria in future years based upon the strategic plans of the Company.

  Permitted Performance Criteria

        The Committee has the discretion to use the following corporate performance criteria ("Performance Criteria") when administering the Company's compensation programs:

  •
  revenues or net revenues;

  •
  operating profit or margin;

  •
  expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings;

  •
  operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings;

  •
  cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures;

  •
  balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders' equity;

  •
  return measures, including return on invested capital, sales, assets, or equity;

  •
  stock price performance or stockholder return;

  •
  economic value created or added;

  •
  implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like.

        In each case, performance may be measured:

  •
  on an aggregate or net basis;

  •
  before or after tax or cumulative effect of accounting changes;

  •
  relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or

  •
  by product, product line, business unit or segment, or geographic unit.

  Adjustments

        The Committee has the authority to exclude the impact of charges or benefit for restructuring plans, discontinued operations, amortization of intangible assets, extraordinary items, the cumulative effects of changes in accounting principles and other unusual, non-recurring adjustments ("Permitted Adjustments"). The Committee intends to only make Permitted Adjustments to address a material change in accounting policy; gain/loss on disposition of assets or business; extraordinary legal/regulatory settlements; extraordinary market conditions; effects of natural or man-made disasters (e.g. World Trade Center); hyperinflation (e.g. >15%); or other extraordinary, unusual or infrequently occurring items as defined by U.S. GAAP. The form and manner of any such adjustment shall be at the sole discretion of the Committee who will consider the long-term impact of such items.

Implementation of policy in 2014

        In 2014, the Committee intends to continue to provide remuneration in accordance with the policy table set forth above.

        For 2014, the Committee determined that adjusted earnings per share should continue to be the sole Performance Criteria for the ninth cycle of the LPP ("LPP 9"). The performance share units ("PSUs") awarded under LPP 9 are payable in Aon plc ordinary shares. Mr. Case was granted an award under LPP 9 with a nominal value of $9 million. The nominal value of the award for Mr. Case was based upon internal pay fairness factors, Mr. Case's compensation mix and his total direct compensation. The number of target PSUs was calculated on the date of grant based on that day's closing price of Ordinary Shares on the New York Stock Exchange.

        The performance period applying to the PSUs began January 1, 2014, and will end on December 31, 2016. The performance results will be measured against the specified cumulative adjusted EPS target for 2014-2016. After adjustments, the performance payout range is from $15.11, below which no shares would be issued, to $17.31, which would yield shares equal to 200% of the target number of shares. A result of $16.11 in cumulative adjusted EPS would yield settlement in ordinary shares at 100% of target. This target represents a

17% cumulative increase over the adjusted target for the eighth cycle of the LPP established for the performance period 2013-2015.

        In addition, the Committee determined that adjusted operating income should be the sole Performance Criteria for our annual bonus scheme. The Committee selected operating income because it is a broad-based metric that aligns the annual bonus scheme with the key metrics the Company measures against externally to deliver value to its shareholders. The Committee determined that the 2014 Aon-wide performance target would be 3% growth in operating income compared to the prior year, resulting in target operating income of $2,312 million. The Committee set the minimum achievement threshold at 85% of such target, or $1,965 million, as adjusted for extraordinary, unusual or infrequently occurring items. Mr. Case's target bonus in 2014 remained at $3 million in accordance with the terms of his employment agreement.

Incentive Repayment Policy

        Under Aon's Incentive Repayment Policy, the Board is permitted to cancel or require reimbursement of any incentive payment or equity-based award received by Aon's executive officers if the payment or award is based on the achievement of financial results that are subsequently restated.

        If the Board determines that an executive officer engaged in fraud that caused or partially caused the need for financial restatement, the incentive payment or equity-based award is required to be forfeited in full.

        If the restatement is not the result of fraud by the executive officer, the Board may, to the extent allowable under applicable law, require forfeiture or reimbursement of the amount by which the incentive payment or equity-based award exceeded the lower amount that would have been made based on the restated financial results.

Approach to Recruitment Remuneration

        The Committee expects any new executive directors to be engaged on terms that are consistent with the general remuneration principles outlined on pages A-5 to A-10. In particular, regular variable remuneration would be awarded within the parameters outlined on pages A-5 to A-7, save that the Committee may provide that an initial award under the Shareholder Approved Plan is subject to a requirement of continued service over a specified period, rather than a corporate performance condition. In addition, the Committee expects that any new executive director would be offered a severance agreement that offers protection in the event of a loss of employment due to a change-in-control on terms consistent with the then-current form of agreement approved by the Committee for executive officers generally.

        The Committee recognizes that it cannot always predict accurately the circumstances in which any new directors may be recruited. The Committee may determine that it is in the interests of the Company and shareholders to secure the services of a particular individual which may require the Committee to take account of the terms of that individual's existing employment and/or their personal circumstances. Examples of circumstances in which the Committee expects it might need to do this are:

  •
  where an existing employee is promoted to the board, in which case the Company will honor all existing contractual commitments including any outstanding share awards or pension entitlements and will provide other benefits consistent with those provided to senior leaders in that employees home country;

  •
  where an individual is relocating in order to take up the role, in which case the Company may provide certain one-off benefits such as reasonable relocation expenses, accommodation for a short period following appointment and assistance with visa applications or other immigration issues and ongoing arrangements such as tax equalization, annual flights home, and housing allowance;

  •
  where an individual would be forfeiting fixed or valuable variable remuneration in order to join the Company, in which case the Committee may award appropriate additional compensation. The Committee would require reasonable evidence of the nature and value of any forfeited award or other lost compensation and use such information in setting an initial award in the Committee's discretion.

        In making any decision on any aspect of the remuneration package for a new recruit, the Committee would balance shareholder expectations, current best practice and the requirements of any new recruit and would strive not to pay more than is necessary to achieve the recruitment. The Committee would give full details of the terms of the package of any new recruit in the next remuneration report.

Payments on Existing Awards

        Subject to the achievement of the applicable performance conditions, Mr. Case is eligible to receive payment from any award made by the Company or Aon Corporation prior to the approval and implementation of the Remuneration Policy detailed in this report.

Total Remuneration by Performance Scenario for 2014

        Mr. Case's total remuneration for minimum, target and maximum performance is presented in the chart below:

1.
Minimum reflects salary, benefits and pension contributions. Certain benefits and pension contributions vary from year to year, but make up a small portion of total remuneration. The amounts shown in this table assume these variable amounts will not change in 2014.

2.
Target reflects salary, benefits and pension contributions plus target bonus opportunity for 2014 plus target value of LPP award granted in 2014. Share price appreciation has been excluded from the amount shown.

3.
Maximum reflects salary, benefits and pension contributions plus maximum bonus opportunity for 2014 plus maximum vesting of LPP award granted in 2014. Share price appreciation has been excluded from the amount shown.

Contracts with Mr. Case

        The Company competes with companies worldwide for executive talent. As a result, the Company enters into employment agreements on terms designed to attract and retain the best executive management talent. The Committee believes that the provision of employment agreements and change-in-control severance agreements are critical to recruit talented employees and to secure the continued employment and dedication of the Company's existing employees. All or nearly all of the United States companies with which the Company competes for talent have change-in-control arrangements in place for their senior executives. While the Committee considers these agreements to be necessary, the terms of these agreements are not considered as part of the remuneration strategy when the Committee annually determines the remuneration for Mr. Case or other executive officers.

  Employment Agreement

        Our predecessor, Aon Corporation, entered into an Amended and Restated Employment Agreement with Mr. Case on 13 November 2009, which will expire on 3 April 2015 unless terminated earlier. The Company assumed Aon Corporation's obligations under this agreement on 2 April 2012. The Company intends to renew the agreement with Mr. Case prior to its expiration. Mr. Case's remuneration under the renewed agreement is anticipated to be consistent with the remuneration policy set forth above and the policy of payments for loss of office set out below.

        The Company may terminate Mr. Case's employment for any reason (other than for cause as defined in the agreement) upon written notice, to take effect immediately. If the Company terminates Mr. Case's employment in these circumstances, or if Mr. Case voluntarily terminates his employment with good reason (as defined in the agreement), Mr. Case will be entitled to receive:

  •
  his accrued base salary through and including his date of termination;

  •
  any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs;

  •
  a prorated annual incentive bonus through and including his date of termination, subject to the satisfaction of the specified performance goals established for the applicable bonus year;

  •
  other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the Company's plans and programs; provided that the Company shall continue to provide medical, dental and vision benefits to Mr. Case, his spouse and dependent children for a period of 24 months following the date of termination, followed with immediate eligibility for coverage under the Company's retiree medical program until Mr. Case, his spouse and dependent children become covered by the plan of another employer providing comparable benefits;

  •
  accelerated vesting of Mr. Case's unvested restricted stock unit awards and continued vesting of his unvested stock option awards, if any, and payment or vesting of any other long-term incentive awards, in each case granted to him pursuant to the agreement;

  •
  a lump sum cash payment equal to two times Mr. Case's target annual incentive bonus for the bonus year in which his employment terminates; and

  •
  subject to continuing compliance with the non-competition, non-solicitation and confidentiality covenants set forth in the agreement, an amount equal to two times Mr. Case's base salary, payable in installment payments when the Company provides salary payments to the Company's executives generally, through a two-year non-competition period.

If the termination occurs after a change-in-control, as defined below, Mr. Case's severance agreement will apply. See "Severance Agreements Regarding Change-in-Control" below.

        In addition, if Mr. Case's employment is terminated for any reason other than by the Company for cause (as defined in the agreement) after Mr. Case has completed at least 10 years of continuous employment, which he will do on 4 April 2015, Mr. Case, his spouse and his dependent children will be eligible for coverage under the Company's retiree medical program.

        In the event of a termination for cause, Mr. Case must immediately resign from the Board and will be entitled to receive other employee benefits to which he has an accrued entitlement at the time of his termination in accordance with the Company's plans and programs.

  Severance Agreements Regarding Change-in-Control

        The Company entered into severance agreements with several of the Company's key executive officers, including Mr. Case, prior to 27 June 2012. As a result, this agreement is not subject to the requirements of the Regulations and is not part of the Company's directors' remuneration policy. The agreement with Mr. Case has not been modified or renewed on or after that date. As such, remuneration payments or payments for loss of office that are required to be made under the severance agreement are not subject to this remuneration policy. However, the Company intends to continue to offer these severance agreements on the terms identified below to its senior executive officers, including any future executive director. These agreements are intended to secure the continued service and to ensure the dedication and objectivity of these executives in the event of an actual or threatened change-in-control (as defined below) of the Company.

        The current severance agreement provides that Mr. Case will receive certain severance benefits upon qualifying terminations of employment in connection with, or within two years following, a change-in-control of the Company. A "change-in-control" for purposes of this agreement generally occurs upon any of the following:

  •
  an acquisition of 30% or more of either the Company's outstanding ordinary shares or the combined voting power of the outstanding securities entitled to vote;

  •
  a change in the majority of the current Board;

  •
  a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, unless

  •
  the existing shareholders receive more than 60% of the Company's outstanding ordinary shares and the combined voting power of the surviving company, as the case may be,

  •
  no person or group owns 30% or more of the Company's outstanding ordinary shares or combined voting power of the surviving company and

  •
  there is no change in the majority of the Board; or

  •
  a liquidation or dissolution of the Company.

        The agreement requires a "double trigger"-a qualifying change-in-control of the Company and a qualifying termination of the executive's employment-in order for severance benefits to become payable. Qualifying terminations consist of termination by the Company other than for cause (as defined in the severance agreement) or by Mr. Case for good reason (as defined in the severance agreement), in each case in connection with or within two years following a change-in-control of the Company.

        The severance agreement with Mr. Case provides that he receives the following severance benefits upon qualifying terminations (as defined below) of employment in connection with or within two years following a change-in-control of the Company:

  •
  Mr. Case's base salary through the date of termination, a pro-rated bonus based upon his average annual cash incentive for the preceding three years and any accrued vacation pay;

  •
  three times the sum of (i) his highest annual base salary in effect during the twelve-month period prior to the date of termination and (ii) his target annual incentive bonus for the fiscal year in which the date of termination occurs;

  •
  the amount forfeited by Mr. Case under any qualified defined contribution plan as a result of his termination; and

  •
  Mr. Case's accrued benefits under the Company's nonqualified benefit plans, which shall vest and be payable with three additional years of age and service credit and, in the case of the Supplemental Savings Plan, three additional years of plan contributions.

        In addition, pursuant to the terms of Mr. Case's severance agreement, the Company is required to pay Mr. Case a lump sum cash amount equal to the actuarial equivalent of Mr. Case's accrued benefits under the Company's nonqualified benefit plans within 30 days of his termination of employment with the Company.

        In addition, all stock options and other equity awards will become fully vested and each option will remain exercisable until the expiration of its term.

        The severance agreement also requires that the Company maintain medical, dental and life insurance on behalf of Mr. Case for three years, or, if earlier, until Mr. Case becomes eligible for substantially equivalent benefits from another employer.

        As a condition to the receipt of payments and benefits pursuant to the severance agreement, Mr. Case is required to enter into an agreement with the Company providing that he will not compete with the Company or solicit the Company's employees or customers for a two-year period and will not use or disclose any of the Company's confidential information. In addition, the severance agreement provides for a full release by Mr. Case of claims in connection with the payment of severance benefits. To the extent that payment under the severance agreement would be subject to excise tax, the payment due under the agreement may be reduced such that Mr. Case receives the greatest after tax amount possible.

        The Company may terminate the severance agreement for the Company's executives, including Mr. Case, upon 120 days' notice to an executive, provided that no termination may occur if the Company has knowledge of an action to effect a change-in-control or if there has been a change-in-control. In any event, each executive's agreement will terminate upon the first to occur of the executive's death and the termination of the employment relationship of the executive prior to a change-in-control.

Policy for Payments for Loss of Office

        We believe that the provision payments for loss of office currently in place through employment agreements and change-in-control severance agreements are critical to recruit talented employees and to secure the continued employment and dedication of our existing employees. All or nearly all of the companies with which we compete for talent have similar arrangements in place for their senior executives. While we consider these agreements to be necessary, the terms of these agreements are not considered as part of the remuneration strategy when the Committee annually determines the compensation for the named executive officers. However, the Committee reviews its change-in-control severance commitments for all senior members of management when it reviews the Company's change-in-control program annually. For further information on the agreements in place with Mr. Case, see "Contracts with Mr. Case" above. The Company intends to offer these arrangements on the terms identified here to its senior executive officers including any future executive director.

        In addition, as circumstances may require, the Committee may approve other transitional compensation arrangements in consideration for a release of claims, enhanced post-termination restrictive covenants or cooperation or transitional assistance.

Internal Pay Fairness Considerations

        It is not the Committee's practice to consult with employees generally about matters related to directors' pay. However, in determining Mr. Case's target annual incentive or long-term incentive award value, the Committee will, from time to time, consider internal pay fairness factors. The Committee has not adopted a broad internal pay equity policy pursuant to which Mr. Case's or any other executive officer's remuneration, or one or more components thereof, is tied to or targeted against the remuneration of other executive officers or employees.

Consideration of Shareholder Views

        The Committee considers the results of the advisory votes by shareholders on the "say on pay" proposal and the directors' remuneration report presented to the Company's shareholders at each annual general meeting, and will consider the results of the vote on the directors' remuneration policy. In recent years, the Company has consistently received significant support by shareholders for the compensation program offered to its named executive officers and directors. Accordingly, the Committee has not made changes to the Company's executive compensation programs as a direct result of such vote.

Remuneration Policy for Non-Executive Directors

        The fees for the Company's non-executive directors are reviewed periodically by the Committee, but in no event less than every two years. The Committee will recommend changes to the Board for approval. The Committee last reviewed non-executive director remuneration in September 2013.

Components of Remuneration for Non-Executive Director

Purpose / Link to strategy	Operation (Including Maximum Opportunity)	Performance framework	Recovery or withholding

Cash Compensation

Attract top talent to the Board and retain directors.
Reviewed by the Board after recommendation by the Committee. The Board and the Committee consider pay data at comparator companies.

The chairmen of each Board committee receive additional cash fees.

There is no prescribed maximum for cash compensation. Cash fees may be increased to take into account factors such as the time commitment of the role and market levels in companies of comparable size and complexity.

	See "The Company's Remuneration Report for 2013—Non-Executive Director Remuneration" for current compensation.	N/A	No recovery provisions apply to non-executive director compensation.

Equity Compensation

Attract top talent to the Board, retain directors and encourage ownership of Aon equity.
Shares are awarded to non-executive directors on an annual basis. The number of shares awarded is determined by dividing the dollar value of the award by the closing price of the Company's ordinary shares on the New York Stock Exchange on the day the annual bonus is awarded. These shares are fully vested upon grant.

Reviewed annually by the Board after recommendation by the Committee. The Board and the Committee consider pay data at comparator companies.

The chairman of the Board receives additional equity compensation.

There is no prescribed maximum for equity compensation and no prescribed differential for the Chairman of the Board's award. Equity compensation may be increased to take into account factors such as the time commitment of the role and market levels in companies of comparable size and complexity.

	See "The Company's Remuneration Report for 2013—Non-Executive Director Remuneration" for current compensation.	N/A	No recovery provisions apply to non-executive director compensation.

Tax Equalization

Attract top talent to the Board and retain directors by making non-executive directors whole for serving	Non-executive directors are eligible to receive a tax equalization payment if the United Kingdom individual income taxes owed on their compensation or other Company-related benefits (such as spousal travel and transportation costs) exceed the income taxes owed on such compensation in their country of residence.

	The maximum amount payable is the amount required to make the non-executive director whole.	N/A	No recovery provisions apply to non-executive director compensation.

Purpose / Link to strategy	Operation (Including Maximum Opportunity)	Performance framework	Recovery or withholding

Benefits

Attract top talent to the Board and retain directors	The Company may from time to time provide its non-executive directors with spousal travel or other travel expenses which may be considered remuneration, a charitable gift matching program, modest benefits in kind in recognition of their continued service to the Company, directors and officers liability insurance and indemnification to the extent permitted by applicable law.

	These benefits are subject to market rates and therefore there is no prescribed maximum. The Company and the Committee keep the cost of the benefits under review, and the Committee intends to keep the current level of benefits subject to the costs not becoming unreasonable.	N/A	No recovery provisions apply to non-executive director compensation.

Letters of Appointment with Non-Executive Directors

        The Company does not enter into service contracts with its non-executive directors; rather the Company enters into letters of appointment which may be terminated by the Company at any time without compensation to the non-executive director for such termination. In addition, such letter of appointment provides that the non-executive director must stand for re-election at each annual general meeting of the Company. No compensation for loss of office is payable in the event a non-executive director is not re-elected.

THE COMPANY'S REMUNERATION REPORT FOR 2013

Directors' Remuneration (audited)

	Salary and Fees		Benefits			Annual Bonus(1)		LPP Vesting(2)		Pension		Total
($000)	2013	2012	2013		2012	2013	2012	2013	2012	2013	2012	2013	2012
Executive
Gregory C. Case(3)	1,500	1,500	611	(4)	333	3,150	2,950	17,036	20,515	25	25	22,322	25,323
Non-Executive
Lester B. Knight	465	463	117	(5)	22	—	—	—	—	—	—	582	485
Fulvio Conti	265	255	72	(5)	8	—	—	—	—	—	—	337	263
Cheryl A. Francis	250	248	30	(5)	9	—	—	—	—	—	—	280	257
Edgar D. Jannotta	250	248	50	(5)	9	—	—	—	—	—	—	300	257
J. Michael Losh	275	273	21	(5)	8	—	—	—	—	—	—	296	281
Robert S. Morrison	250	248	41	(5)	9	—	—	—	—	—	—	291	257
Richard B. Myers	250	248	28	(5)	8	—	—	—	—	—	—	278	256
Richard C. Notebaert	265	263	35	(5)	9	—	—	—	—	—	—	300	272
Gloria Santona	265	263	25	(5)	8	—	—	—	—	—	—	290	271
Carolyn Y. Woo	250	248	26	(5)	8	—	—	—	—	—	—	276	256

Total	4,285	4,257	1,056		431	3,150	2,950	17,036	20,515	25	25	25,552	28,178

(1)
35% of the bonus award ($1,102,500) was paid in restricted stock units under the ISP.
(2)
The LPP vests upon certification of the achievement of performance criteria following the completion of the performance period. The amount shown is determined by multiplying the actual number of shares delivered (202,040) by the closing share price on the date of vesting ($84.32).
(3)
Mr. Case serves as the Company's President and Chief Executive Officer, and receives his remuneration for serving in that role.
(4)
Consists of accompanied travel, tax preparation services and certain allowances in connection with his relocation to London. See "Relocation Benefits" above. For accompanied travel, the amount included is the amount charged to income tax for Mr. Case in accordance with United States Internal Revenue Service regulations. Allowances related to Mr. Case's relocation totaled $561,000 in 2013.
(5)
Consists of tax equalization for incremental individual income taxes paid in the United Kingdom as a result of the Company's redomestication.

Determination of 2013 Annual Bonus

        Annual bonus payments were determined with reference to performance over the year ended 31 December 2013. The performance measures and targets are as follows:

Performance Criteria	Target PTI	Actual PTI	Pool Funding	Percentage of Target Bonus Paid
Adjusted pre-tax income	$2,003 million	$2,112 million	122.0%	105.0%

        Management proposed a voluntary 20% reduction in this plan and the final funding after the reduction was 97.6%. The Committee has sole discretion to determine each executive officer's actual bonus amount as long as the corporate performance threshold was achieved. As the threshold was achieved, the Committee had discretion to pay bonuses at the cap level of the lesser of three times the target bonus or $10 million, or a lesser amount. For 2013, the Committee determined it was appropriate to award a bonus at or near the executive officer's funded bonus level; however with regard to Mr. Case, the independent members of the board determined that under his leadership the Company had achieved strong financial results in 2013 across all four key commitments to investors, including net income and EPS growth, operating margin expansion, organic revenue growth and increased free cash flow from operations. In addition, the results were underpinned by growth strategies and innovations designed to sustain the Company's financial performance over the long term. Mr. Case's bonus was approved at 105% of target.

        In accordance with the Company's policy, 65% of the bonus was paid in cash and 35% of the bonus was deferred into restricted stock units vesting over three years. The restricted stock units are not subject to any performance measures.

Determination of Vesting of LPP Award

	Performance Target
Performance Criteria	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	PSUs Vested
Adjusted cumulative earnings per share	$9.67	$10.01	$11.21	$10.26	125%

        In early 2014, we determined the actual achievement under the sixth cycle of the LPP, covering the performance period 1 January 2011 through 31 December 2013 ("LPP 6") and settled the performance share units in Aon plc ordinary shares. The target level represented a 3.5% increase over the adjusted target for the fifth cycle of the LPP established for the performance period from 2010 through 2012 ("LPP 5"). The target number of shares awarded to Mr. Case under LPP 6 was 161,632. The actual number of shares vested could range from 50% of the target number of shares if the threshold amount was met, to 200% of the target number of shares if the maximum amount was met or exceeded. The adjusted EPS from continuing operations results for LPP 6 include adjustments detailed by the plan governing LPP 6 and approved by the Committee. For each year of the performance period associated with LPP 6 adjustments to EPS from continuing operations were approved by the Committee as follows: actual restructuring charges; gain on sale of land, businesses or discontinued operations; U.K. statutory tax rate change; legacy receivable write-offs; and an error in deferred tax purchase accounting for the Hewitt acquisition. Any permissible adjustment will be made on a comparable basis across the other Leadership Performance Programs then in progress.

Director Pension Scheme

        No director who served during the year ended 31 December 2013 has any prospective entitlement to a defined benefit pension or a cash balance benefit arrangement (as defined in s152, Finance Act 2004).

        The Company operates the Aon Savings Plan and the Aon Supplemental Savings Plan, which are U.S. defined contribution plans. During the year ended 31 December 2013, for Mr. Case, the Company made matching contributions of $15,300 to the Aon Savings Plan and $9,800 the Aon Supplemental Savings Plan on behalf of Mr. Case. No other director participates in the Aon Savings Plan or the Aon Supplemental Savings Plan.

Scheme Interests Awarded During the Year

        In line with the Company's policy, Mr. Case was granted awards under the ISP in February 2013 and under the LPP in March 2013. The resulting number of restricted stock units and performance share units and the associated performance conditions are set forth below.

  Leadership Performance Plan

	Target Number of PSUs(1)	Face Value	Threshold Vesting	End of Performance Period	Performance condition
Gregory C. Case	143,990	$8,625,000	50%	31 December 2015	Cumulative adjusted earnings per share(2)

Notes

(1)
The target number of PSUs is determined by dividing the face value of $8,625,000 by the closing share price at the date of grant (15 March 2013) of $59.90.
(2)
Vesting occurs per the vesting schedule below.

2013-2015 Cumulative Adjusted EPS	% of Target Units Earned
$13.01	50%
$13.40	75%
$13.80	100%
$13.98	125%
$14.15	150%
$14.33	175%
$14.51 or higher	200%

        The Performance Share Units will pay out linearly between each set of data points based on relative penetration within the range and rounded to one decimal place using standard rounding rules. Any fractional Performance Share Units that result from the application of the resulting payout percent will be truncated, not rounded or otherwise paid.

  Incentive Stock Program

	Number of RSUs(1)	Face Value	Threshold Vesting	End of Vesting Period	Performance condition
Gregory C. Case	18,114	$1,032,498	100%	15 February 2016	Continued employment(2)

Notes

(1)
Valued with a face value of $1,032,498 and the closing share price at the date of grant (15 February 2013) of $57.00.
(2)
Vesting occurs per the vesting schedule below.

Date	Number of Shares
15 February 2014	6,038
15 February 2015	6,038
15 February 2016	6,038

Remuneration Decisions in 2013

        The Committee sets executive compensation at levels that it believes to be appropriate and competitive for global professional services firms within the Company's market sector and the general industry marketplace. The Committee also strives to link a significant portion of Mr. Case's remuneration and the remuneration of the Company's other senior executives to performance. Overall, the Committee's intent is to manage the various elements of total remuneration together so that the emphasis of the Company's remuneration program is on the Company's variable components of pay, including long-term share-based awards and annual cash incentives that fluctuate based on the Company's performance.

        For 2013, the Committee did not have a specific market target to set total remuneration for Mr. Case or other executive officers or particular components of it. The Committee does not use a specific formula to set total remuneration either in relation to market data, the relative mix of pay components or otherwise. Rather, the Committee uses its judgment and business experience. A decision regarding one component of remuneration has only an indirect link to decisions regarding other pay components.

        In setting remuneration for 2013, the Committee took into account the pay and employment conditions of other employees within the group, as follows:

  •
  The Committee oversees the general funding of the annual cash incentive scheme for other eligible employees within the group, and the funding of that scheme is similarly linked to the Company's performance; and

  •
  The Committee oversees the long-term share-based schemes available to other employees within the group and, where applicable, the Committee links those awards to the performance of the Company's business.

        The chart below summarizes the actual total remuneration for Mr. Case received for 2013 as reported in the single figure table above.

Long-Term Share-Based Awards

        The Company awarded two forms of long-term share-based awards to Mr. Case and other executive officers—performance share unit awards and restricted stock units granted in settlement of a proportion of the annual incentive scheme. In prior years, the Organization and Compensation Committee of Aon Corporation awarded share options as part of the LPP, with the use of share options discontinued in 2010. The Committee believes that performance share units should be the exclusive form of award under the LPP because performance share units utilize fewer shares and are, therefore, a more efficient form of award than share options, while allowing the Committee to maintain a strong performance focus.

  Performance Share Units

        In the first quarter of 2013, we granted performance share units to our executive officers, including our executive director, pursuant to the eighth cycle of the LPP ("LPP 8"). LPP 8 is the eighth layer of consecutive three-year performance cycles for certain of our executive officers. It is intended to further strengthen the relationship between capital accumulation for our executives and long-term Aon financial performance and shareholder value.

        The performance share units awarded under LPP 8 are payable in Aon plc ordinary shares. The nominal value of the awards was determined and approved by the Committee. The number of target performance share units granted was calculated on the date of grant based on that day's closing price of Aon plc ordinary shares on the New York Stock Exchange.

        The performance share units under LPP 8 will be earned and settled in a range of 0% to 200% of the target value based on performance results over a three-year performance period. The performance period began 1 January 2013, and will end on 31 December 2015. The performance results will be measured against the specified cumulative adjusted earnings per share ("EPS") target. In prior years, the EPS metric was adjusted to exclude the impact of items of a discrete or non-operating nature, such as restructuring charges so as to provide a target that, while challenging, does not factor in events outside of the executive officers' control and, the Company believes, measures the Company's core operating performance in a manner more consistent with how the Company's shareholders evaluate its core operating performance. For 2013, LPP 8 used the Company's publicly-reported adjusted EPS metric as a starting point. The program allows for potential but limited adjustments from those measures as discussed in "The Company's Remuneration Policy" above. This change to the baseline for the calculation is intended to add to the clarity and transparency of the compensation programs but not anticipated to make targets fundamentally more or less challenging to achieve.

        After adjustments, the cumulative performance range is from $13.01, below which no shares would be issued, to $14.51, which would yield shares equal to 200% of the target value. A result of $13.80 in cumulative adjusted EPS would yield settlement in Aon plc ordinary shares at 100% of target. This target represents a 6% increase over the adjusted target for the seventh cycle of the Company's Leadership Performance Program established for the performance period 2012-2014 ("LPP 7"). At the time the target was established, the Committee believed that such target represented a challenging, yet achievable, performance goal.

        In determining the individual awards under LPP 8, the Committee considered internal pay fairness factors, the award recipient's compensation mix and total direct compensation. In addition, the market data relevant to Mr. Case supported a larger award to him than the awards granted to the other executive officers generally. The Committee does not use a specific formula to set total remuneration either in relation to market data, the relative mix of pay components or otherwise.

        The Committee's selection under LPP 8 of the three-year performance period and the cumulative adjusted EPS financial performance metric provides the award recipients a reasonable period of time within which to achieve and sustain challenging long-term growth objectives. The Committee believes adjusted EPS more effectively aligns executives to improve Aon performance, rather than EPS calculated in accordance with U.S. GAAP, as the adjusted measure provides a target that is within their control and area of accountability, and is a better measure of long-term operating performance. Further, the Company believes that as adjusted, the EPS measure provides a perspective on the Company's core operating performance that is closer and more consistent with that of its shareholders.

  Restricted Stock Units

        At the beginning of 2013, the Company granted 18,114 time-vested restricted stock units to Mr. Case and smaller awards to the Company's other executive officers in connection with the Company's ISP. These time-vested restricted stock units are awarded based upon the achievement of performance goals related solely to the Company's past financial performance measured under the annual incentive plan; however, the time based vesting of the restricted stock units is intended to further focus the attention of Mr. Case and other executive officers on the Company's longer-term performance as a whole, and to further promote employee retention and equity ownership. The Committee believes this strikes a fair balance between reward for past performance and incentive for future improvements.

        Each of the time-vested restricted stock units granted in connection with the program will vest ratably over a three-year period subject to continued employment. Awards are subject to forfeiture if an employee voluntarily terminates employment but in the event of termination by the Company without cause vesting continues over the same three-year period. Vesting is not subject to personal or corporate performance conditions. The restricted stock units are settled in Aon plc ordinary shares.

        No other time-vested equity awards were granted to Mr. Case to date in 2013 or to date in 2014.

Performance-Based Annual Cash Incentive

        At the beginning of 2013, the Committee set an Aon-wide performance target (expressed in U.S. dollars) and minimum achievement threshold (expressed as a percentage). If the metric was not achieved, no annual incentives were payable under the Company's schemes to eligible employees, including Mr. Case or other executive officers. The Committee determined that the 2013 Aon-wide performance target would be planned pre-tax income from continuing operations, excluding restructuring charges ("PTI"). The Committee set the minimum achievement threshold at 85% of that target as adjusted for extraordinary, unusual or infrequently occurring items. The Committee selected PTI as the measure to emphasize performance of the Company as a whole and directly link executives' awards to the Company's key business initiatives of delivering distinctive client value and achieving operational excellence. In combination with the performance targets established under the Company's LPP (i.e. cumulative adjusted earnings per share), the Committee believes the annual targets and the three-year LPP targets are appropriate measures of the Company's core operating performance and balance the executives' short and long-term perspective appropriately.

        The 2013 PTI target was set at a level higher than the Company's actual PTI in 2012. The Committee believed that the 2013 target was achievable but challenging. The Committee set the minimum threshold at 85% because the Committee believed performance below that level would not create sufficient value for the Company's shareholders and, therefore, should not result in bonus payments.

        The annual incentive scheme for Mr. Case and other executive officers does not provide guidelines or formulas for determining the actual incentives payable once the metric is achieved. Rather, the Committee retains sole discretion for determining the actual incentives payable. If the metric is achieved, the scheme would allow the Committee to award an incentive up to 300% of the executive's target incentive or to exercise negative discretion to award a lesser amount. Mr. Case's target incentive for 2013 was 200% of his base salary, or $3,000,000.

2013 Performance

        During the first quarter of 2014, the Committee determined that the Company's 2013 PTI, after permitted adjustments for extraordinary or unusual items, was 122.0% of plan. This exceeded the minimum threshold established under the scheme.

        The Committee then met to determine the funding status of the pool for 2013. Management proposed a 20% reduction in the funding of the plan. To apply this reduction, the 122% from above funding was multiplied by 80% to produce a final funding rate of 97.6% for all participants, including Mr. Case, which the Committee approved.

        The actual size of the incentive pool equals the aggregate target bonuses of all participants multiplied by the percentage the pool was funded after application of the formula, as described above. In February 2014, the independent members of the Board approved an annual incentive award to Mr. Case for 2013 performance in the aggregate value of $3,150,000, 65% to be paid in cash and 35% to be provided in the form of time-vested restricted stock units (as described above).

Base Salary

        Base salary is a fixed component of remuneration and is initially set at a level based primarily upon the executive's job scope or level of responsibility. The base salaries of the Company's most senior executives are adjusted infrequently, as discussed in "The Company's Remuneration Policy" above. No base salary adjustment was made for Mr. Case during 2013 or is proposed for 2014.

Incentive Repayment Policy

        Certain components of Mr. Case's remuneration are subject to the Incentive Repayment Policy discussed in "The Company's Remuneration Policy" above.

Executive and Relocation Benefits

        During 2013, the Company provided few personal benefits to Mr. Case as a component of his total compensation. Over the years, the Committee has taken significant steps to de-emphasize personal benefits in the Company's executive remuneration schemes.

  Retirement Benefits

        Mr. Case is eligible to participate in broadbased employee benefit programs that are available to the Company's employees generally (such as health coverage and 401(k) salary deferrals for the Company's U.S.-based employees). In addition, the Company provides an executive health screening program to Mr. Case and other executive officers. Mr. Case does not participate in the defined benefit pension plan or the supplemental pension program of the Company's predecessor, Aon Corporation. Mr. Case was hired by Aon Corporation after participation in the plans was frozen in 2004.

        The Company also maintains a Supplemental Savings Plan, in which Mr. Case participates. It is a non-qualified, deferred compensation plan that provides eligible employees, including Mr. Case, with the opportunity to receive contributions that could not be credited under the base U.S. tax-qualified plan because of tax limitations and the specific provisions of such plan. If an executive officer contributes the maximum permissible amount to the Aon Savings Plan, the Supplemental Savings Plan provides for a company allocation as a percentage of compensation in excess of the United States Internal Revenue Service limit ($255,000 in 2013), with such compensation capped at $500,000. The percentage allocation varies by length of service but in the first four years of employment the allocation percentage is 3% and increases to 6% after 15 years of service.

  Relocation Benefits

        In connection with the Company's relocation of its headquarters to London, England, the Committee approved relocation benefits for the executive officers that relocated to the new corporate headquarters. The Committee approved the relocation benefits after consulting with its independent remuneration consultant, Frederic W. Cook & Co., Inc. and each relocating executive officer signed an international assignment letter with the Company's predecessor, Aon Corporation (the "Letter") dated 12 January 2012, which describes the relocation benefits available to them.

        The terms of the Letter for Mr. Case provide for the following benefits:

  •
  relocation and housing benefits;

  •
  cost of living differential benefits;

  •
  a monthly foreign service allowance; and

  •
  tax preparation benefits.

        Relocation benefits are customary for expatriate assignments for the Company and other employers in its industry. The relocation packages approved are intended to keep the executive "whole" on a total rewards basis, to be transparent and equitable and to reflect best practices and benchmarks of industry counterparts. The Committee will periodically review the relocation packages of all relocated executive officers.

        All of the relocation benefits are subject to recoupment if an executive officer resigns employment with the Company within two years of commencing the international assignment, or twelve months after the end thereof, and becomes employed by a direct competitor of the Company.

Non-Executive Director Remuneration

  Fees

        Non-executive director fees are set by the Board as a whole. In 2013, the Company provided its non-executive directors with the following cash compensation:

  •
  an annual retainer of $105,000, payable quarterly;

  •
  an additional annual retainer of $15,000 to the chairperson of each Board committee other than the Audit Committee; and

  •
  an additional annual retainer of $25,000 to the chairperson of the Audit Committee.

        In 2013, after reviewing market conditions, the Board approved an increase in the annual retainer for the chairpersons of each Board committee other than the Audit Committee by $5,000 to $20,000 annually. This increase is effective on 1 January 2014.

  Equity Awards

        Each non-executive director is entitled to receive an annual grant of fully-vested Aon plc ordinary shares on the date of the Company's annual general meeting of shareholders. In 2013, the annual grant of Aon plc ordinary shares had an initial value of $145,000 and the non-executive chairman of the Board received a grant in addition to the annual grant awarded to all directors with a $200,000 initial value. The number of Aon plc ordinary shares to be granted was determined by dividing $145,000 (or in the case of the non-executive chairman of the Board, $345,000) by the fair market value of an Aon plc ordinary share on the date of grant.

        In 2013, after reviewing market conditions, the Board approved an increase in the annual equity award for each non-executive director by $10,000 to an initial value of $155,000 annually and an increase in the additional annual equity award for the non-executive chairman of the Board by $10,000 to an initial value of $210,000 annually. This increase is effective on 1 January 2014.

Payments to Past Directors and Payments for Loss of Office

        There have been no payments made to past directors during the year ended 31 December 2013 with respect to service as a director of the Company. No director left the Company during the year ended 31 December 2013, and no payments were made for loss of office.

Director Shareholdings and Share Ownership Guidelines

        The Board has adopted share ownership guidelines. The guidelines are designed to increase the Company's executives' equity stakes and to align the Company's executives' interests more closely with those of its shareholders. The guidelines provide that Mr. Case should attain an investment position in the Aon plc ordinary shares equal to six times his annual base salary and each other executive officer should attain an investment position in the Aon plc ordinary shares equal to three times his or her annual base salary. While there is no specific period of time for an executive officer to reach these levels, each executive officer is expected to make consistent progress toward these levels. Mr. Case's shareholdings in the Company exceed the amount required under the guidelines.

        The guidelines also set out equity retention rules generally requiring that net profit shares received upon the exercise of options to purchase Aon plc ordinary shares, the vesting of restricted stock units and the vesting of performance share units be retained until the required investment position is achieved. Aon plc ordinary shares counted toward these guidelines include:

  •
  any shares owned outright;

  •
  shares owned through an Aon-sponsored savings or retirement plan;

  •
  shares purchased through an Aon-sponsored employee stock purchase plan;

  •
  shares obtained through the exercise of stock options;

  •
  shares issued upon the vesting of restricted stock units or performance share units;

  •
  "phantom stock" held in the Company's deferred compensation plan; and

  •
  "phantom stock" held in the Aon Supplemental Savings Plan.

        The Board also has adopted share ownership guidelines for the Company's non-executive directors. These guidelines require each non-executive director to hold an investment position in Aon plc ordinary shares equal to five times the annual director retainer. The guidelines provide a transition period of five years for non-executive directors to achieve the ownership guidelines level; provided, however that each new non-executive director is expected to hold 1,000 Aon plc ordinary shares within the first year of joining the Board or transitioning from an executive director to a non-executive director. In addition to shares held directly, vested deferred stock units and shares credited to deferred accounts will be included when determining if the target ownership level has been achieved. The shareholdings of each non-executive director exceed the amount required under the guidelines.

  Share Options

        As of 31 December 2013, no director has received any share option granted in respect of their service as a director of the Company or otherwise in respect of any "qualifying services" in respect of the Company.

        Mr. Case holds options as set forth below which were granted in respect of his prior service as President, Chief Executive Officer and Director of Aon Corporation which were assumed by the Company on 2 April 2012 and relate to the Aon plc ordinary shares. All of the options held at 31 December 2013 were vested and unexercised. The options are not subject to performance conditions.

	At 1 Jan 2013	Granted During Year	Exercised During Year	Lapsed During Year	At 31 Dec 2013	Exercise Price ($)	Market Price at Date of Exercise ($)	Date from Which Exercisable	Expiry Date
Gregory	1,000,000	—	—	—	1,000,000	22.86	n/a	4 Apr 2007(1)	4 Apr 2015
C. Case	118,985	—	118,985	—	—	37.82	60.79	16 Mar 2008(2)	16 Mar 2013
	96,432	—	—	—	96,432	40.91	n/a	13 Mar 2009(3)	13 Mar 2014
	107,582	—	—	—	107,582	39.04	n/a	20 Mar 2010(4)	20 Mar 2015

Notes

(1)
One-third of the options vested on each of 4 April 2007, 4 April 2008 and 4 April 2009.
(2)
One-third of the options vested on each of 16 March 2008, 16 March 2009 and 16 March 2010.
(3)
One-third of the options vested on each of 13 March 2009, 13 March 2010 and 13 March 2011.
(4)
One-third of the options vested on each of 20 March 2010, 20 March 2011 and 20 March 2012.

  Long-Term Incentive Schemes

        As of 31 December 2013, Mr. Case had the awards set forth below outstanding under the Company's LPP and ISP. Awards made prior to 2 April 2012 were made by Aon Corporation and were assumed by the Company on 2 April 2012 and relate to Aon plc ordinary shares. The awards set forth below vest in future years and the Aon plc ordinary shares will become receivable under the plans in respect of qualifying service. None of the Company's non-executive directors has any scheme interest in respect of qualifying service.

	Award Date	At 1 Jan 2013 Maximum number of shares under Award	At 31 Dec 2013 Maximum number of shares under Award	End of Performance Period/Latest Vesting Date	Vesting Date	Number of Shares Vested in 2013/2014		Market Price on Award Date ($)	Market Price on Vesting Date ($)
	LPP Awards(1)

Gregory C. Case	9 Mar 2010	823,046	—	31 Dec 2012	14 Feb 2013	358,025	(2)	41.31	57.30
	18 Mar 2011	323,264	323,264	31 Dec 2013	13 Feb 2014	202,040	(3)	51.97	84.32
	16 Mar 2012	351,236	351,236	31 Dec 2014	Feb 2015	—		48.97	n/a
	15 Mar 2013	—	287,980	31 Dec 2015	Feb 2016	—		59.90	n/a

	ISP Awards(4)

	26 Feb 2010	8,548	—	26 Feb 2013	26 Feb 2013	8,548		40.94	60.05
	18 Feb 2011	13,225	6,612	18 Feb 2014	18 Feb 2013	6,613		52.93	57.00
					18 Feb 2014	6,612		52.93	85.16
	17 Feb 2012	14,700	9,799	16 Feb 2015	17 Feb 2013	4,901		47.62	57.00
					17 Feb 2014	4,900		47.62	85.23
					17 Feb 2015	—
	15 Feb 2013	—	18,114	15 Feb 2016	15 Feb 2014	6,038		57.00	85.23
					15 Feb 2015	—
					15 Feb 2016	—

Notes

(1)
For performance shares awarded under the LPP, the actual number of shares issued to Mr. Case is determined based upon the adjusted earnings per share of the Company during the performance period. For all awards, the maximum potential number of shares that may vest is shown. See "The Company's Remuneration Policy" above.
(2)
Represents the actual number of shares awarded to Mr. Case on 14 February 2013.

(3)
Represents the actual number of shares awarded to Mr. Case on 13 February 2014.
(4)
For restricted stock units awarded under our ISP, the shares awarded are the restricted share portion of awards approved by the independent members of the Board based upon the achievement of certain performance measures by Mr. Case during the year prior to the award date under the annual incentive plan. The restricted stock units vest in equal amounts on the first through the third anniversary date of the award date subject to continued employment. No other performance conditions apply to the vesting of the restricted stock units.

  Directors' Interests in Aon plc Ordinary Shares

        The table below provides details on the directors' interests in shares of the Company at 31 December 2013, including interests of connected persons (as defined for the purposes of section 96B(2) of the Financial Services and Markets Act 2000).

	Beneficially Owned Shares	LPP	ISP	Options	Total
Executive Director
Gregory C. Case	781,291	962,480	34,525	1,204,014	2,982,310
Non-Executive Directors
Lester B. Knight	163,221	—	—	—	163,221
Fulvio Conti	21,047	—	—	—	21,047
Cheryl A. Francis	16,549	—	—	—	16,549
Edgar D. Jannotta	82,930	—	—	—	82,930
J. Michael Losh	31,444	—	—	—	31,444
Robert S. Morrison	50,141	—	—	—	50,141
Richard B. Myers	17,753	—	—	—	17,753
Richard C. Notebaert	50,162	—	—	—	50,162
Gloria Santona	27,453	—	—	—	27,453
Carolyn Y. Woo	18,162	—	—	—	18,162

Performance Graph

        The graph below shows the total shareholder return of the Company (and its predecessor Aon Corporation) for the five years ended 31 December 2013 on an assumed investment of $100 on 31 December 2008 in Aon Corporation, the Standard & Poor's S&P 500 Stock Index and an index of peer group companies.

        The Standard & Poor's S&P 500 Stock Index has been chosen because the Company is a part of this index, and as a result the Company is required to use this index in its performance graph under U.S. Securities and Exchange Commission rules.

        The peer group index reflects the performance of the following peer group companies which are, taken as a whole, in the same industry or which have similar lines of business as Aon: Arthur J. Gallagher & Co.; Marsh & McLennan Companies, Inc.; Brown & Brown, Inc.; Towers Watson & Co. and Willis Group Holdings Public Limited Company. The peer group returns are weighted by market capitalization at the beginning of each year. The performance graph assumes that the value of the investment of Aon plc ordinary shares and the peer group index was allocated pro rata among the peer group companies according to their respective market capitalizations, and that all dividends were reinvested.

Chief Executive Officer Remuneration

	2009	2010	2011	2012	2013
Total Remuneration(1) ($,000)	14,287	13,180	11,959	25,323	22,322
Annual bonus as a percentage of maximum(2)	60%	60%	22%	33%	35%
Shares vesting as a percentage of maximum	100%	65%	62%	44%	63%

Notes

(1)
For all periods prior to 2 April 2012, the remuneration shown includes remuneration paid to Mr. Case for serving as an executive director of Aon Corporation.
(2)
In 2011, the maximum bonus under the Shareholder Approved Plan was increased from the lesser of $5 million or three times target bonus to the lesser of $10 million or three times target bonus.

Percentage Change in Chief Executive Officer Remuneration Compared to Average

        The table below shows the percentage change in the remuneration of our chief executive officer from 2012 to 2013 compared to the average percentage change for the Company's employees who participate in similar compensation schemes to our chief executive officer and are based in the United Kingdom and the United States. The Company believes that this is an appropriate comparator group because the remuneration arrangements for this group allow for a meaningful comparison.

	Salary	Benefits(1)	Annual Bonus
Chief Executive Officer	0%	84%	7%
Comparator Employees	2%	65%	5%

Notes

(1)
The increase in benefits for our Chief Executive Officer is due to a full year of relocation benefits. See "Executive and Relocation Benefits-Relocation Benefits." For Comparator Employees, the increase is due to an increase in employees relocated by the Company.

Relative Importance of Spend on Pay

        During the years ended 31 December 2012 and 2013, the Company's remuneration paid to its employees and distributions to shareholders were as follows:

	Year ended 31 December,
			Percentage Change
($ millions)	2012	2013
Employee remuneration	6,709	6,945	3.5%
Dividends	204	212	3.9%
Share buyback	1,125	1,102	(2.0)%

Vote on Remuneration in 2013

        At the Company's annual general meeting held on 17 May 2013, the directors' remuneration report received the following votes from shareholders:

	Votes	%
For	226,182,917	86.0%
Against	19,005,544	7.2%
Withheld	1,714,754	0.7%
Broker Non-Votes	16,019,119	6.1%

For and on behalf of the Board

P Lieb
Company Secretary
Date: 14 March 2014
Registered Number 07876075

Appendix B

AON PLC 2011 INCENTIVE PLAN

(As Amended and Restated Effective April 2, 2012 and
As Assumed by Aon plc as of April 2, 2012)

SECTION 1
General

        1.1    Purpose.    Aon Corporation, a Delaware corporation ("Aon"), established the Plan to advance the interests of Aon and the Subsidiaries by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to Aon or a Subsidiary through the acquisition of a larger personal financial interest in Aon.

        1.2    Amendment, Restatement and Assumption of Plan.    The Plan was adopted by Aon's Board of Directors on March 18, 2011 and approved by Aon's stockholders on May 20, 2011. At that time, 25 million shares of common stock of Aon were reserved for issuance. Aon was reorganized (the "Reorganization") effective April 2, 2012 pursuant to an Agreement and Plan of Merger and Reorganization approved by Aon's stockholders on March 16, 2012. As a result of the Reorganization, Aon became a subsidiary of Aon plc, a public limited company incorporated under English law (the "Company") and each share of common stock of Aon was converted into one Class A Ordinary Share, par value $0.01, of the Company. The Plan was adopted and assumed by the Company, and Aon's rights and obligations under the Plan and the outstanding Agreements were assigned to the Company, effective as of April 2, 2012. The Plan was amended and restated to reflect the Reorganization and the assumption of the Plan by the Company effective as of April 2, 2012.

SECTION 2
Defined Terms

        The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

        (a)   "Affiliate" will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

        (b)   "Agreement" will have the meaning set forth in subsection 9.9.

        (c)   "Approval Date" means May 20, 2011, the date on which the Plan was approved by Aon's stockholders.

        (d)   "Award" means any award described in Sections 6 through 8 of the Plan.

        (e)   "Beneficiary" means the legal representative of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award in the event the Participant's Termination Date occurs on account of death, regardless whether the Participant designated a person or person to receive the balance of his or her benefits under the Aon Stock Incentive Plan, as amended from time to time (the "2001 Plan"), the Amended and Restated Global Stock and Incentive Compensation Plan of Hewitt Associates, Inc., as amended from time to time (the "Hewitt Plan") or any other plan or program of the Company or a Subsidiary.

        (f)    "Board" means the Board of Directors of the Company.

        (g)   "Cash Incentive Award" has the meaning set forth in subsection 8.1.

        (h)   "Change in Control" means:

          (1)   the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding ordinary shares of the Company (the "Outstanding Ordinary Shares") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities") including by way of a court approved compromise or arrangement between the Company and its members pursuant to section 895 of the UK Companies Act 2006; excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 1(c); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Ordinary Shares or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Ordinary Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

          (2)   individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3)   the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Ordinary Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Ordinary Shares and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Ordinary Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4)   the consummation of a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, the Reorganization effective April 2, 2012 and the related transactions on such date, as a result of which the Company became a public company and the parent corporation of Aon, shall not constitute a Change in Control.

        (i)    "Code" means the United States Internal Revenue Code of 1986, as amended, and references to any provision of the Code will be deemed to include successor provisions and regulations.

        (j)    "Committee" has the meaning set forth in subsection 4.1.

        (k)   "Effective Date" has the meaning set forth in subsection 9.1.

        (l)    "Eligible Individual" means any officer, director, or other employee of the Company or a Subsidiary, consultants, independent contractors or agents of the Company or a Subsidiary, and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of the Company or a Subsidiary, including in each case, directors who are not employees of the Company or a Subsidiary.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)   "Expiration Date" has the meaning set forth in subsection 6.9.

        (o)   "Fair Market Value" of a Share means, for purposes of Sections 6.1(b), 6.4, 6.6, 8.1, 9.2(a)(iii) as of any date and except as otherwise provided by the Committee, the closing sale price of a Share as reported on the New York Stock Exchange Composite Tape (or if the Shares are not traded on the New York Stock Exchange, the closing sale price on the exchange on which they are traded or as reported by an applicable automated quotation system) ("Composite Tape") on the applicable date or, if no sales of Shares are reported on such date, the closing sale price of a Share on the date a sale was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable). For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value will be the price at which such Shares are sold.

        (p)   "Full Value Award" has the meaning set forth in subsection 7.1(a).

        (q)   "Incentive Stock Option" means an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422 of the Code.

        (r)   "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        (s)   "Option" has the meaning set forth in subsection 6.1(a).

        (t)    "Outside Director" means a director of the Company who is not an officer or employee of the Company or a Subsidiary.

        (u)   "Participant" will have the meaning set forth in Section 3.

        (v)   "Performance-Based Compensation" will have the meaning set forth in subsection 7.3.

        (w)  "Performance Criteria" means performance targets based on one or more of the following criteria: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring expenses, interest expense, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or shareholders' equity; (vii) return on invested capital, sales, assets, or equity; (viii) share price performance or shareholder return; (ix) economic value created or added; (x) strategic performance objectives relating to acquisitions, divestitures, market penetration, geographic expansion, product development, regulatory or quality performance, or innovation or research goals. In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Committee; provided that the Committee will have the authority to exclude the impact of charges or benefits for restructuring plans, discontinued operations, amortization of intangible assets, extraordinary items, the cumulative effects of tax or accounting principles and other unusual, non-recurring adjustments included in as adjusted pre-tax income as disclosed in the financial results filed with or furnished to the Securities and Exchange Commission.

        (x)   "Person" will have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) the Company or any Subsidiary, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

        (y)   "Plan" means this Aon plc 2011 Incentive Plan, as it may be duly amended from time to time.

        (z)   "SAR" or "Stock Appreciation Right" has the meaning set forth in subsection 6.1(b).

        (aa) "Share" means a Class A Ordinary Share, $0.01 par value, of the Company.

        (bb) "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, "Subsidiary" means a corporation that is a subsidiary of the Company within the meaning of section 424(f) of the Code.

        (cc) "Substitute Award" means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary or with which the Company or a Subsidiary combines.

        (dd) "Termination Date" means the date on which a Participant both ceases to be an employee of the Company or a Subsidiary and ceases to perform material services for the Company or a Subsidiary (whether as a director or otherwise), regardless of the reason for the cessation; provided that a "Termination Date" will not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or the Subsidiary which was the recipient of the Participant's services; and provided, further that, with respect to an Outside Director, "Termination Date" means date on which the Outside Director's service as an Outside Director terminates for any reason.

SECTION 3
Participation

        Subject to the terms and conditions of the Plan, a "Participant" in the Plan is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Award under the Plan will not affect any previous Award under the Plan or an award under any other plan maintained by the Company or any Subsidiary.

 SECTION 4
Committee

        4.1    Administration By Committee.    The authority to control and manage the operation and administration of the Plan will be vested in the committee described in subsection 4.2 (the "Committee") in accordance with this Section 4. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        4.2    Selection of Committee.    So long as the Company is subject to Section 16 of the Exchange Act, the Committee will be selected by the Board and will consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and will be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan that is intended to constitute Performance-Based Compensation (including Options and SARs) will be granted by a Committee consisting solely of two or more "outside directors" within the meaning of section 162(m) of the Code and applicable regulations; provided, however, that as of the Effective Date and continuing thereafter unless and until otherwise specified by the Board, the Committee will be the Organization & Compensation Committee of the Board.

Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee for purposes of this Section 4 will be the Board.

        4.3    Powers of Committee.    The authority to manage and control the operation and administration of the Plan will be vested in the Committee, subject to the following:

          (a)   Subject to the provisions of the Plan (including subsection 4.3(e)), the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of Shares covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, (v) modify the terms of, cancel, or suspend Awards; (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual's present and potential contribution to the Company's or a Subsidiary's success and such other factors as the Committee deems relevant.

          (b)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

          (c)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to remedy any defect or omission and reconcile any inconsistency in the Plan or any Award, and to make all other determinations that may be necessary or advisable for the administration of the Plan including the termination thereof.

          (d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e)   Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination will be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award).

        4.4    Delegation by Committee.    Except to the extent prohibited by the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, except that Awards to individuals who are designated as "officers" under Rule 16a-1(f) of the Exchange Act may be made solely by the Committee. Any such allocation or delegation may be revoked by the Committee at any time.

        4.5    Information to be Furnished to Committee.    The Company will furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company as to an individual's employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        4.6    Liability and Indemnification of Committee.    No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor will the Company or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Company or a Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by the Company against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5
Shares Reserved and Limitations

        5.1    Shares and Other Amounts Subject to the Plan.    The Shares for which Awards may be granted under the Plan will be subject to the following:

          (a)   The Shares with respect to which Awards may be made under the Plan will be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

          (b)   Subject to the provisions of subsection 5.2, the number of Shares which may be issued with respect to Awards under the Plan will be equal to 34 million Shares (the "Share Pool"). Except as otherwise provided herein, any Shares subject to an Award under this Plan which for any reason expires or is forfeited, cancelled, surrendered, or terminated without issuance of Shares will again be available under the Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a share-settled SAR and were not issued or delivered upon the net settlement of such SAR; (ii) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding Award; and (iii) Shares repurchased on the open market with the proceeds of an Option exercise.

          (c)   Substitute Awards will not reduce the Shares that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any calendar year pursuant to subsection 5.1(e) or subsection 5.1(f).

          (d)   Except as expressly provided by the terms of this Plan, the issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company or any Subsidiary convertible into such shares or other securities, will not affect, and no adjustment by reason thereof, will be made with respect to Awards then outstanding hereunder.

          (e)   Subject to the following provisions of this subsection 5.1, the maximum number of Shares that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan will be 15 million; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentives Stock Options, such rules will apply to the limit on Incentive Stock Options granted under the Plan.

          (f)    The maximum number of Shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to this Plan will be 1,500,000. For purposes of this subsection 5.1(g), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each Share will be counted as covering but one Share for purposes of applying the limitations of this subsection 5.1(f).

        5.2    Adjustments to Shares.    In the event there is a change in the capital structure of the Company as a result of any dividend in specie or sub-division of shares, recapitalization, issuance of a new class of shares, merger, consolidation, spin-off or other similar corporate change, or any distribution to holders of Shares other than regular cash dividends, the Committee shall make an equitable adjustment (in the manner and form determined in the Committee's sole discretion) in the number of Shares and forms of the Awards authorized to be granted under the Plan, including any limitation imposed on the number of Ordinary Shares with respect to which an Award may be granted in the aggregate under the Plan or to any Participant, and make appropriate adjustments (including exercise price) to any outstanding Awards. No adjustment may have the effect of reducing the exercise price to less than the par value of a Share.

SECTION 6
Options and SARS

        6.1    Definitions.

          (a)   The grant of an "Option" under the Plan entitles the Participant to purchase Shares at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of the Company or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.

          (b)   A grant of a "stock appreciation right" or "SAR" entitles the Participant to receive, in cash or Shares (as determined in accordance with the terms of the Plan), value equal to the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant.

          (c)   An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the Exercise Price of both the Option and SAR will be the same, and the exercise of the Option or SAR with respect to a Share will cancel the corresponding tandem SAR or Option right with respect to such share.

        6.2    Eligibility.    The Committee will designate the Participants to whom Options or SARs are to be granted under this Section 6 and will determine the number of Shares subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.

        6.3    Limits on Incentive Stock Options.    If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company or a Subsidiary) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by section 422 of the Code.

        6.4    Exercise Price.    The "Exercise Price" of an Option or SAR will be established by the Committee at the time the Option or SAR is granted; provided, however, in no event will such price be less than 100% of the

Fair Market Value of a Share on such date or, in the case of an Option to subscribe unissued Shares, the par value of a Share on such date.

        6.5    Exercise/Vesting.    Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan will be exercisable in accordance with the following:

          (a)   An Option or SAR granted under this Section 6 will be exercised, in whole or in part (but with respect to whole Shares only) by giving notice to the Company or its designee prior to the Expiration Date applicable thereto. Such notice will specify the number of Shares being exercised and such other information as may be required by the Committee or its designee.

          (b)   No Option or SAR may be exercised prior to the date on which it is exercisable (or vested) or after the Expiration Date.

          (c)   The terms and conditions relating to exercise and vesting of an Option or SAR will be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Share ownership objectives by the Participant. Notwithstanding the foregoing, in no event will an Option or SAR granted to any employee become exercisable or vested prior to the first anniversary of the date on which it is granted (subject to acceleration of exercisability and vesting, to the extent permitted by, and subject to such terms and conditions determined by the Committee, in the event of the Participant's death, disability, retirement, or involuntary termination or in connection with a change in control).

        6.6    Method of Exercise; Payment of Exercise Price.    A Participant may exercise an Option (i) by giving notice to the Committee or its designee specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full or an appropriate undertaking to make such payment, and without any extension of credit, either (A) in cash, (B) except as may be prohibited by applicable law, by delivery (either actual delivery or by attestation procedures established by the Committee or its designee) to the Committee or its designee of previously owned whole Shares having a Fair Market Value, determined as of the date immediately preceding the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) except as may be prohibited by applicable law, authorizing the Committee to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of Shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C) and (ii) by executing such documents as the Committee may reasonably request. Any fraction of a Share which would be required to pay such purchase price will be disregarded and the remaining amount due will be adjusted through the federal tax withholding mechanism. No Shares will be issued and no certification representing Ordianry Shares will be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 9.5, have been paid or an appropriate undertaking to make such payments has been given to the Company.

        6.7    Post-Exercise Limitations.    The Committee, in its discretion, may provide in an Award such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the Committee determines to be appropriate.

        6.8    No Repricing.    Except for adjustments pursuant to subsection 5.2 (Adjustments to Shares) or reductions of the Exercise Price approved by the Company's shareholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new Award, cash, or replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR will be permitted without the approval of the Company's shareholders if such approval is required under the rules of any stock exchange on which Shares are listed; provided, however, that the foregoing prohibition shall not apply to the actions permitted under subsection 9.2 (Change in Control).

        6.9    Expiration Date.    The "Expiration Date" with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that in no event will the Expiration Date of an Option or SAR be later than the date that is ten years after the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange).

SECTION 7
Full Value Awards

        7.1    Definitions.

        (a)   A "Full Value Award" is a grant of one or more Shares or a right to receive one or more Shares in the future (including restricted shares, restricted share units, deferred shares, deferred share units, performance shares and performance share units), with such grant subject to one or more of the following, as determined by the Committee:

            (i)  The grant may be in consideration of a Participant's previously performed services, or surrender of other compensation that may be due.

           (ii)  The grant may be contingent on the achievement of performance or other objectives during a specified period.

          (iii)  The grant may be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives.

          (iv)  The grant may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement.

        7.2    Special Vesting Rules.    If an employee's right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or one or more Subsidiaries, without achievement of performance targets or other performance objectives (whether or not related to performance measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting will be not less than one year (subject, to the extent provided by, and subject to such terms and conditions determined by, the Committee, to prorated vesting over the course of such one-year period and to acceleration of vesting in the event of the Participant's death, disability, involuntary termination or otherwise in connection with a change in control, or retirement). The foregoing requirements will not apply to (a) grants made to newly eligible Participants to replace awards from a prior employer and (b) grants that are a form of payment of earned performance awards or other incentive compensation.

        7.3    Performance-Based Full Value Awards.    Any Full Value Award granted to any Participant may constitute "Performance-Based Compensation" within the meaning of section 162(m) of the Code and regulations thereunder. If any such award is intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code, then to the extent required by section 162(m), any Full Value Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

          (a)   The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations and other guidance under section 162(m) of the Code), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

          (b)   A Participant otherwise entitled to receive a Full Value Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 7.3(b), such exercise of discretion may not result in an increase in the amount of the payment unless such discretion is exercised pursuant to Section 9.2 hereof.

          (c)   Except as otherwise provided by the Committee, if a Participant's Termination Date occurs because of death or disability, the Participant's Full Value Award will become vested without regard to whether the Full Value Award would be Performance-Based Compensation.

        Nothing in this Section 7 will preclude the Committee from granting Full Value Awards under the Plan or the Committee, the Company or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 7 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation.

SECTION 8
Cash Incentive Awards

        8.1    Grant of Cash Incentive Awards.    Subject to the terms of the Plan, the Committee may grant to a Participant the right to receive a payment in cash (or, in the discretion of the Committee, in Shares equivalent in value to the cash otherwise payable) at any time and from time to time, as determined by the Committee ("Cash Incentive Award"). Each Cash Incentive Award will have a value as determined by the Committee, and the Committee may subject an Award to Performance Criteria or any other conditions, restrictions or contingencies, as determined in the Committee's discretion. Payment of earned Cash Incentive Awards will be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash Incentive Awards in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Award. The determination of the Committee with respect to the time and form of payout of such Awards will be set forth in the Award Agreement pertaining to the grant of the Award.

        8.2    Performance-Based Cash Incentive Awards.    Any Cash Incentive Award granted to any Participant may constitute "Performance-Based Compensation" within the meaning of section 162(m) of the Code and regulations thereunder. If any such award is intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code, then to the extent required by section 162(m), any Cash Incentive Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

          (a)   The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations under section 162(m) of the Code), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

          (b)   A Participant otherwise entitled to receive a Cash Incentive Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 8.2, such exercise of discretion may not result in an increase in the amount of the payment, unless such discretion is exercised pursuant to Section 9.2 hereof.

          (c)   Except as otherwise provided by the Committee, if a Participant's Termination Date occurs because of death or disability, the Participant's Cash Incentive Award will become vested without regard to whether the Cash Incentive Award would be Performance-Based Compensation.

          (d)   The maximum amount payable pursuant to a Cash Incentive Award to any Participant in any calendar year is $10,000,000.

        Nothing in this Section 8 will preclude the Committee from granting Cash Incentive Awards under the Plan or the Committee, the Company or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 8 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to any Cash Incentive Award that is not intended to constitute Performance-Based Compensation. Except as otherwise provided in the applicable program or arrangement, distribution of any Cash Incentive Awards by the Company or a Subsidiary for a performance period ending in a calendar year will be made to the Participant not later than March 15 of the following calendar year.

SECTION 9
Operation and Administration

        9.1    Effective Date and Duration.    The Plan will be effective as of March 18, 2011, the date it was adopted by Aon's Board of Directors (the "Effective Date"). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Awards awarded under it are outstanding and not fully vested; provided, however, that no new Awards will be made under the Plan on or after the tenth anniversary of the Effective Date.

        9.2    Change in Control.    (a) Notwithstanding any provision of this Plan or Award agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

            (i)  require that (A) some or all outstanding Options and SARs will immediately become exercisable in full or in part, (B) the vesting period applicable to some or all outstanding restricted shares and restricted share units will lapse in full or in part, (C) the performance period applicable to some or all outstanding Awards will lapse in full or in part, and (D) the performance targets applicable to some or all outstanding Awards will be deemed to be satisfied at the target, maximum or any other level;

           (ii)  require that shares of common stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Board in accordance with Section 5.2;

          (iii)  require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (x) in the case of an Option or a SAR, the number of Shares then subject to the portion of such Option or SAR surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.5 above, multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such Option or SAR, (y) in the case of restricted shares or restricted stock units, the number of Shares then subject to the portion of such Award surrendered, to the extent the vesting period and performance period, if any, on such Award have lapsed or will lapse pursuant to Section 7.2 above and to the extent that the performance targets, if any, have been satisfied or are deemed satisfied pursuant to Sections 7.2 or 7.3 above, multiplied by the Fair Market Value of a Share as of the date of the Change in Control, and (z) in the case of performance shares and performance share units, the Fair Market Value of the Shares then subject to the portion of such Award surrendered, to the extent the performance period applicable to such Award has lapsed or will lapse pursuant to Section 7.3 above and to the extent the performance targets applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7.3 above; (B) shares of common stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to Clause (B) above; and/or

          (iv)  take such other action as the Board deems appropriate, in its sole discretion.

        9.3    Special Director Provisions.    Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Board, awards to non-employee directors will be made in accordance with the terms of the Aon Corporation Non-Employee Directors' Deferred Stock Unit Plan, as amended, and all such awards will be deemed to be made under the Plan.

        9.4    Limit on Distribution.    Distribution of Shares or other amounts under the Plan will be subject to the following:

          (a)   Notwithstanding any other provision of the Plan, the Company will have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

          (b)   In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

          (c)   To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

        9.5    Withholding.    All Awards and other payments under the Plan are subject to withholding of all applicable taxes and employee social security contributions, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of Shares which the Participant already owns or to which a Participant is otherwise entitled under the Plan; provided, however, with the consent of the Committee, previously-owned Shares that have been held by the Participant or Shares to which the Participant is entitled under the Plan may only be used to satisfy the tax withholding required by applicable law (or such other rates that will not have a negative accounting impact).

        9.6    Transferability.    Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, to the extent provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 9.6, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such procedures as the Committee may establish. In no event will an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under section 422 of the Code.

        9.7    Notices.    Any notice or document required to be filed with the Committee or the Company under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company, or the Company at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

        9.8    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee requires.

        9.9    Agreement With the Company or Subsidiary.    At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company or the Subsidiary, as applicable (the "Agreement"), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

        9.10    Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan constitutes a guarantee by the Company or any Subsidiary that the assets of such companies will be sufficient to pay any benefits to any person.

          (b)   The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company or a Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in his name. Without limiting the generality of the foregoing, to the extent permitted or required by law, as determined by the Committee, Participants holding restricted shares granted under the Plan may be granted the right to exercise full voting rights with respect to those restricted shares during the vesting period. A Participant will have no voting rights with respect to any restricted share units granted hereunder.

          (c)   During the vesting period, Participants holding restricted shares, restricted share units, performance Shares or performance share units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including, but not limited to, cash or Shares.

        9.11    Forfeiture Events.    The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but are not limited to, termination of employment for cause, violation of material Company, Affiliate or Subsidiary policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates or the Subsidiaries.

        9.12    Clawback Policy.    Any compensation earned or paid pursuant to this Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law or such approval by shareholders as may be required by applicable law.

        9.13    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        9.14    Action by the Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary will be by resolution of its board of directors or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the Company.

        9.15    Gender and Number.    Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term "or" also means "and/or" and the term "including" means "including but not limited to".

        9.16    Applicable Law.    The provisions of the Plan will be construed in accordance with the laws of the State of Delaware, without giving effect to choice of law principles.

        9.17    Foreign Participants.    Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or a Subsidiary operates or has employees.

        9.18    Construction.    If any provision of the Plan or any Award agreement relating to an award intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code does not comply or is inconsistent with such requirements of section 162(m) of the Code, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

SECTION 10
Amendment and Termination

        The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living and if applicable, the Beneficiary), adversely affect the rights of any Participant or, if applicable, Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable); and further provided that adjustments pursuant to subsection 5.2 will not be subject to the foregoing limitations of this Section 10; and further provided no amendment will be made to the provisions of subsection 6.8 (relating to Option and SAR repricing) without the approval of the Company's shareholders; and provided further, that no other amendment will be made to the Plan without the approval of the Company's shareholders if the approval of the Company's shareholders of such amendment is required by law or the rules of any stock exchange on which Shares are listed.

SECTION 11
Section 409A of the Code

        11.1    Intent to Comply with Section 409A of the Code.    Notwithstanding anything in this Plan to the contrary (for purposes of this section, "Plan" includes all Awards under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, will determine the requirements of Section 409A of the Code applicable to the Plan and will interpret the terms of the Plan consistently therewith. Under no circumstances, however, will the Company or any Subsidiary or Affiliate or any of its employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to Award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an Award holder's "termination of employment," such term will be deemed to refer to the Award holder's "separation from service," within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an Award holder is a "specified employee," as defined in Section 409A of the Code, as of the date of the Award holder's separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Award holder's separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Award holder's separation from service, such payment will be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the Award holder's death.

        11.2    Prohibition on Acceleration of Payments.    The time or schedule of any settlement or amount scheduled to be paid pursuant to the terms of the Plan or any Agreement may not be accelerated except as otherwise permitted under Code Section 409A and the guidance and Treasury regulations issued thereunder.

Appendix C

FORM OF SHARE REPURCHASE CONTRACT

This agreement is made on                                    ,         , between:

Aon plc ("Aon")
8 Devonshire Square
London
EC2M 4PL
Registered No. 07876075
                                    (the "Counterparty")

It is agreed that the Counterparty will purchase on a principal basis interests in Class A Ordinary Shares of Aon, nominal (i.e., par) value $0.01 per share (the "Ordinary Shares"), for subsequent sale and delivery to Aon under the terms of this agreement as follows:

1.
Ordinary Shares will be purchased up to the quantity and purchase price level advised by telephone from an authorised person at Aon (the "Purchase Price"), such authorised person(s) to be notified in writing to the Counterparty by Aon from time to time (each an "Authorised Person").

2.
Unless otherwise instructed, Ordinary Shares will be purchased in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

a)
the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the "Exchange Act"). The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

b)
Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act, as may be amended or superseded from time to time ; and

c)
Rule 10b-18(b)(3) of the Exchange Act, as may be amended or superseded from time to time.

3.
All purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, as may be amended or superseded from time to time, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b)(1) of the Exchange Act, as may be amended or superseded from time to time.

4.
Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS) or in over-the-counter (OTC) transactions.

5.
Before purchases commence under this Agreement, Aon will have officially disclosed the repurchase program to the public.

6.
Aon represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to Aon or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

7.
Daily purchase information will be provided to Aon by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day.

8.
Aon's tax identification number is 98-1030901.

9.
Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between Aon and the Counterparty.

10.
Notices for the attention of Aon shall be sent to:

Corporate Treasurer
Aon plc
8 Devonshire Squire
London
EC2M 4PL
UK

With a copy to

Corporate Law Department
Aon Corporation
200 East Randolph Street, 8th Floor
Chicago, Illinois 60601
USA

Notices for the attention of the Counterparty shall be sent to the address notified in writing to Aon by the Counterparty.

11.
The Counterparty shall (including, without limitation, by liaising with Computershare Inc. (or its successor or assign) as transfer agent and registrar of Aon (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to Aon is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the depositary of the DTC System, Cede & Co.) and Aon receives the Ordinary Share in record form (an "Aon Record Share").

12.
In accordance with Paragraph 11, Counterparty shall sell, and Aon shall purchase, such Aon Record Shares, and following such purchase and delivery, Aon shall be registered as the record holder of such Aon Record Shares, or such Aon Record Shares shall otherwise be cancelled. Aon shall be responsible for any stamp duty that is due in respect of the purchase of Aon Record Shares from Counterparty.

13.
Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Aon Record Shares to Aon in accordance with the terms of this letter.

14.
Aon will pay for any and all Aon Record Shares purchased by it in accordance with Paragraph 12 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Aon Record Shares. Any commission payable by Aon in respect of the delivery of Aon Record Shares shall be agreed in writing from time to time between Aon and the Counterparty, and shall be paid to the Counterparty by Aon on delivery of Aon Record Shares. The relevant bank account details of the Counterparty shall be notified to Aon by the Counterparty in writing from time to time.

15.
The Counterparty and Aon each acknowledge and agree that:

a)
Prior to an acquisition by Aon under Paragraph 12 hereof, Aon shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by Counterparty pursuant to this Agreement;

b)
Nothing in this letter is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c)
The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.

16.
This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

Aon plc
By:	By:
Name: Title:	Name: Title:

Appendix D

Rule 10b5-1 Repurchase Plan

        Repurchase Plan, dated                        , 20    (the "Repurchase Plan"), between Aon plc (the "Corporation") and                                    (the "Counterparty"). Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.

        WHEREAS, the Corporation desires to establish this Repurchase Plan to purchase its Class A Ordinary Shares, nominal value $0.01 per share (the "Ordinary Shares"); and

        WHEREAS, the Corporation desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan;

NOW, THEREFORE, the Corporation and the Counterparty hereby agree as follows:

1.
Prior to the commencement of transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2.
During the Trading Period, the Counterparty shall purchase as principal Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each day (each, a "Trading Day") during the Trading Period on which the New York Stock Exchange (the "Exchange") is open for trading the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000, using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such day's trading session. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price.

3.
The Counterparty shall (including without limitation, by liaising with Computershare Inc. (or its successor or assign) as transfer agent and registrar of the Corporation (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Corporation is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Corporation receives the Ordinary Share in record form (a "Record Share").

4.
In accordance with Paragraph 3, the Counterparty shall sell, and the Corporation shall purchase all such Record Shares, and following such purchase and delivery, the Corporation shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Corporation shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Corporation in accordance with the terms of this letter.

5.
The Corporation will pay for any Record Shares purchased by it in accordance with Paragraph 4 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares. Any commission payable by the Corporation in respect of the delivery of Record Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by the Corporation on delivery of the Record Shares. The relevant bank account details of the Counterparty or its designee shall be notified to the Corporation by the Counterparty in writing from time to time.

6.
The Repurchase Plan shall terminate upon the earliest of:

a.
the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in Paragraph 2;

  b.
  the close of business on the last day of the Trading Period;

  c.
  the close of business on the second business day following the date of receipt by the Counterparty of notice of early termination, delivered by the Corporation by facsimile to                                    , attention:                                    or by e-mail to                                    ;

  d.
  the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Corporation to authorize or commence any of the foregoing; and

  e.
  the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalization or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

7.
The Counterparty shall comply with the requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Exchange Act, in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. The Corporation agrees not to take any action that would cause Purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M.

8.
The Corporation confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to the Corporation or the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding the Corporation that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by the Corporation and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 6.

9.
If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

a.
a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the Exchange;

b.
trading of the Ordinary Shares on the Exchange is suspended for any reason; or

c.
the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to the Corporation (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18);

  If purchases have been so suspended, the Counterparty will resume purchases in accordance with this Agreement on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

10.
It is the intent of the Corporation and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.
The Repurchase Plan may be signed in counterparts, each of which will be an original.

12.
The Repurchase Plan and any attachment together constitute the entire agreement between the Corporation and the Counterparty and supersede any prior agreements or understandings regarding the Repurchase Plan.

13.
All notices given by the parties under this Repurchase Plan will be as follows:

a.
If to the Counterparty:

Address:

Attention:                                    Fax no:

b.
If to the Corporation: Aon plc, 8 Devonshire Square, London, UK EC2M 4PL

Attention: Corporate Treasurer

Fax no:

With a copy, which shall not constitute notice, to:

Aon plc, 200 East Randolph Street, Chicago, IL 60601

Attention: Chief Counsel-Corporate,

Fax no: 312.381.6165.

14.
This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.

15.
The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Corporation that occurs during the term of this Repurchase Plan.

16.
Except as otherwise set forth in this Repurchase Plan, the Corporation acknowledges and agrees that it does not have authority, influence or control over any Purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Corporation will not attempt to exercise any authority, influence or control over purchases. The Counterparty agrees not to seek advice from the Corporation with respect to the manner in which it executes purchases under this Repurchase Plan.

17.
The Counterparty and the Corporation each acknowledges and agrees that:

a.
Prior to an acquisition by the Corporation pursuant to Paragraph 4, the Corporation shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;

b.
Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.
The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.

        IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

Aon plc
By
Name: Title:
Acknowledged and Agreed:

By
Name: Title:

Exhibit A

        The Counterparty and Corporation shall hereby agree that the following terms shall have the following meanings:

        "Limit Price" shall mean a per share price of US$            .

        "Maximum Amount" is the maximum purchase amount in a single trading day and shall mean US$                                    .

        "Trading Period" shall mean the period commencing on                        and terminating at close of business on                        .

        "Total Repurchase Amount" is the maximum aggregate purchase amount in the Trading Period and shall mean US$            .

        Commission paid under this Repurchase Plan shall equal $            per Record Share sold to the Corporation.

NOTICE OF 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS AND

PROXY STATEMENT

IF VOTING BY MAIL, YOU MUST DATE, SIGN, AND RETURN THIS CARD. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01TGXB 1 U P X + Annual General Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 below, each to be elected by way of a separate resolution, and FOR Proposals 2, 3, 4, 5, 6, 7, 8, 9 and 10 each to be passed as a separate resolution. 01 - Lester B. Knight 04 - Cheryl A. Francis 07 - J. Michael Losh 02 - Gregory C. Case 05 - Edgar D. Jannotta 08 - Robert S. Morrison 03 - Fulvio Conti 06 - James W. Leng 09 - Richard B. Myers 1. Election of Directors: 10 - Richard C. Notebaert 11 - Gloria Santona For Against Abstain For Against Abstain For Against Abstain 12 - Carolyn Y. Woo For Against Abstain 2. Receipt of Aon’s annual report and accounts, together with the reports of the directors and auditors for the year ended December 31, 2013. For Against Abstain 3. Ratification of the appointment of Ernst & Young LLP as Aon’s Independent Registered Public Accounting Firm. IMPORTANT ANNUAL MEETING INFORMATION 4. Re-appointment of Ernst & Young LLP as Aon’s U.K. statutory auditor under the Companies Act 2006. 5. Authorization of the Board of Directors to determine the remuneration of Ernst & Young LLP. 6. Advisory vote to approve executive compensation. 7. Approval of directors’ remuneration policy. 8. Advisory vote to approve the directors’ remuneration report (other than the directors’ remuneration policy). 9. Approval of the Aon plc 2011 Incentive Compensation Plan. 10. Approval of forms of share repurchase contract and repurchase counterparties. 11. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. NNNNNNNNNNNN NNNNNNN 1 9 6 5 5 9 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by registered holders must be received by 5:00 p.m., London Time, 12:00 p.m., New York Time, on June 23, 2014. Vote by Internet • Go to www.envisionreports.com/AON • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD. + + This proxy is solicited on behalf of the Board of Directors for the Annual General Meeting to be held at 65 Fleet Street, London EC4Y 1HS, United Kingdom, on June 24, 2014 The undersigned hereby appoints the Chairman or any Company Secretary, each individually and each with powers of substitution, as proxies for the undersigned to vote all the Class A Ordinary Shares the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Aon plc called to be held at 65 Fleet Street, London EC4Y 1HS, United Kingdom, on June 24, 2014 at 8:00 A.M. local time, or any adjournment or postponement thereof in the manner indicated on the reverse side of this proxy, and upon such other business as may lawfully come before the meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the notice of the annual general meeting of Aon plc and the related proxy statement. The undersigned revokes any proxy or proxies previously given for such shares. The undersigned ratifies and confirms any actions that the persons holding the undersigned's proxy, or their substitutes, by virtue of this executed card take in accordance with the proxy granted hereunder. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS RECOMMENDED BY THE BOARD OF DIRECTORS, EACH TO BE ELECTED BY SEPERATE RESOLUTION, AND “FOR” THE RESOLUTIONS IN PROPOSALS 2, 3, 4, 5, 6, 7, 8, 9 AND 10 AS INDICATED ON THE REVERSE SIDE HEREOF. This card also constitutes voting instructions by the undersigned participant, as a named fiduciary under the Aon Savings Plan, to the trustee of the ESOP Account of the Aon Savings Plan for all shares votable by the undersigned participant and held of record by such trustee, if any. The trustee for the plan will vote these shares as directed and subject to Part 4 of Title I of ERISA provided your voting instruction is received by 5:00 p.m. New York Time on June 19, 2014. If there are any shares for which instructions are not timely received, the trustee of the plan will cause all such shares to be voted in the same manner and proportion as the shares of the plan for which timely instructions have been received, unless to do so would be contrary to ERISA. All voting instructions for shares held of record by the plan shall be confidential. In the case of registered joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy or (in the case of a corporation) by authorized representative, will alone be counted. For this purpose seniority will be determined by the order in which the names appear in the register of shareholders of Aon plc in respect of the joint holding. You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. The Board of Directors recommends a vote “FOR” the listed nominees in Proposal 1 and for Proposals 2, 3, 4, 5, 6, 7, 8, 9 and 10. . Proxy — Aon plc B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name appears hereon. Signature 1 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual General Meeting Admission Ticket Annual Meeting of the Shareholders of Aon plc June 24, 2014 Upon arrival, please present this admission ticket and photo identification at the registration desk.